UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant

☒

Filed by a Party other than the Registrant

☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Materials Under Rule 14a-12

VISION GLOBAL SOLUTIONS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies: common stock and Series A preferred stock

(2)

Aggregate number of securities to which transaction applies: 20,720,000 shares of common stock and 5,000 shares of Series A preferred stock

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $.025 per share of common stock (based on last trade on the pink sheets as of August 1, 2008) and $16,675 per share of Series A preferred stock (based on each share of preferred stock being convertible into 667 shares of common stock)

(4)

Proposed maximum aggregate value of transaction: $601,375

(5)

Total fee paid: $ 120.28

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

PRELIMINARY COPY, SUBJECT TO COMPLETION AUGUST 4, 2008

VISION GLOBAL SOLUTIONS, INC.
10600 N. De Anza Boulevard, Suite 250
Cupertino, California 95014

August 15, 2008

Dear Shareholders:

You are cordially invited to attend a special meeting of the shareholders of Vision Global Solutions, Inc. to be held at 8:00 A.M. local time on Monday, August 25, 2008, at 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014.

At the special meeting, our shareholders will be asked to:

(1)

Approve the Amended and Restated Agreement and Plan of Reorganization, dated as of August 4, 2008, by and among Vision Global Solutions, Inc., VGS Acquisition Corp., our wholly-owned subsidiary, and Fortes Financial, Inc. (hereafter referred to as the “merger agreement”), which amends and restates the Agreement and Plan of Reorganization, dated May 14, 2008, by and among the same parties.

(2)

Approve our Amended and Restated Articles of Incorporation, which will, among other things:

•

effectuate a one-for-80 (1:80) reverse stock split of our outstanding common stock pursuant to which each shareholder will receive one share of our common stock for every 80 shares of common stock of our company that they own;

•

change our name to “Fortes Financial, Inc.”;

•

increase our authorized preferred stock from 5,000,000 shares to 50,000,000 shares (the amount of authorized common stock shall remain at 200,000,000 shares);

•

create a new series of preferred stock, “Series A Preferred Stock”; and

•

effectuate certain other changes in our company’s voting, amendment and indemnification procedures.

Upon the completion of the transactions described in the merger agreement, including the reverse stock split described above, VGS Acquisition will be merged with and into Fortes, and Fortes, as the surviving company of the merger, will become our wholly-owned subsidiary. If the proposed merger is completed, (1) each outstanding share of common stock, Series A preferred stock and Series B preferred stock of Fortes will be exchanged for one share of our common stock, (2) each outstanding share of Fortes’ Series C preferred stock will be converted into one share of our Series A preferred stock, (3) each outstanding option or warrant to purchase shares of common stock of Fortes will be exchanged for an option or warrant to purchase the same number of shares of our common stock on the same terms, and (4) each outstanding promissory note which is convertible into shares of common stock of Fortes will be exchanged for a promissory note convertible into shares of our common stock on the same terms. The changes to our articles of incorporation are necessary in order to consummate the transactions contemplated by the merger agreement.

As explained in the attached proxy statement, following the completion of the merger, we will engage in the U.S. finance company business. We will hold all of the equity interests of the surviving company of the merger, which will hold all of the assets and liabilities of Fortes.

Immediately following the merger, Fortes’ existing shareholders will own approximately 96% of our outstanding common stock (over 98% on a fully-diluted basis) and 100% of our outstanding preferred stock. Prior to the merger, Fortes has outstanding warrants to purchase 11,388,936 shares of its common stock and an outstanding promissory note convertible into up to 3,333,333 shares of Fortes’ common stock, all of which in the merger will convert into the right to purchase, or convert into, our common stock on the same terms.

Completion of the merger is subject to the satisfaction of a number of important closing conditions, including the approval of the merger agreement and amended and restated articles of incorporation by our shareholders.

After careful consideration, the sole member of our board of directors determined that the merger agreement and amended and restated articles of incorporation are advisable, fair to, and in the best interests of our shareholders and resolved to recommend the approval and adoption of the merger agreement and the amended and restated articles of incorporation by our shareholders. Our sole director recommends that you vote “FOR” the approval of (1) the merger agreement and (2) the amended and restated articles of incorporation.

The attached proxy statement provides you with detailed information about the merger agreement, the amended and restated articles of incorporation and the special meeting. Please carefully review the proxy statement, including its appendices. In particular, you should carefully review the section entitled “Risk Factors”, which describes risk factors relating to the merger and to the post-merger operation of Fortes’ business.

We would like you to attend the special meeting. However, whether or not you plan to attend the special meeting, it is important for your shares to be represented at the meeting. Please sign, date, and return the enclosed proxy card in the enclosed envelope.  If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. If your shares are held in “street name,” you must instruct your broker, bank, or other nominee in order to vote. Remember, failing to vote has the same effect as a vote against the approval of the merger agreement and the amended and restated articles of incorporation.

Sincerely,

John Kinney
President and Chief Executive Officer

The Securities and Exchange Commission has not determined if the attached proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

VISION GLOBAL SOLUTIONS, INC.
10600 N. De Anza Boulevard, Suite 250
Cupertino, California 95014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 25, 2008

Notice is hereby given that a special meeting of the shareholders of Vision Global Solutions, Inc. (the “Company”) is to be held at 8:00 A.M. local time on Monday, August 25, 2008, at 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014, for the following purposes:

(1)

Approve the Amended and Restated Agreement and Plan of Reorganization, dated as of August 4, 2008, by and among Vision Global Solutions, Inc., VGS Acquisition Corp., our wholly-owned subsidiary, and Fortes Financial, Inc. (hereafter referred to as the “merger agreement”), which amends and restates the Agreement and Plan of Reorganization, dated May 14, 2008, by and among the same parties, pursuant to which VGS Acquisition will merge with and into Fortes, with Fortes becoming our wholly-owned subsidiary. The shares of stock, options, warrants and convertible promissory notes of Fortes prior to the merger will be exchanged for shares of stock, options, warrants and convertible promissory notes of our company.

(2)

Approve our Amended and Restated Articles of Incorporation, which will, among other things:

•

effectuate a one-for-80 (1:80) reverse stock split of our outstanding common stock pursuant to which each shareholder will receive one share of our common stock for every 80 shares of common stock of our company that they own;

•

change our name to “Fortes Financial, Inc.”;

•

increase our authorized preferred stock from 5,000,000 shares to 50,000,000 shares (the amount of authorized common stock shall remain at 200,000,000 shares);

•

create a new series of preferred stock, “Series A Preferred Stock”; and

•

effectuate certain other changes in our company’s voting, amendment and indemnification procedures.

(3)

Transact such other business that may properly come before the special meeting or any adjournment of the special meeting.

The merger agreement and the amended and restated articles of incorporation are described more fully in the attached proxy statement. You are encouraged to review the entire proxy statement carefully, including the appendices that are attached to the proxy statement. A copy of the merger agreement is attached as Appendix A to the proxy statement and the amended and restated articles of incorporation are attached as Exhibit B to the merger agreement.

The sole member of our board of directors recommends that shareholders vote “FOR” approval of (1) the merger agreement and (2) the amended and restated articles of incorporation.

Only shareholders of record of our common stock at the close of business on July 31, 2008 are entitled to notice of and to vote at the special meeting and at any adjournment of the special meeting. All shareholders of record are invited to attend the special meeting in person.

We anticipate that our Chief Executive Officer and sole director, who beneficially owns approximately 2.6% of our outstanding common stock, will vote in favor of the merger agreement and amended and restated articles of incorporation.

Approval of the merger agreement and amended and restated articles of incorporation requires the approval of the holders, as of the close of business on the record date, of a majority of the outstanding shares of our common stock. Vision Global Solutions, Inc., as the sole shareholder of VGS Acquisition, approved the merger and the original merger agreement on May 13, 2008, and the merger agreement as amended on August 4, 2008.

Regardless of whether or not you plan to attend the special meeting, please vote as soon as possible. If you hold stock in your name as a shareholder of record, please complete, sign, date, and return the accompanying proxy card in the enclosed envelope. If you hold your stock in “street name” through a broker, bank, or other nominee, please direct the broker, bank, or other nominee how to vote your shares in accordance with the instructions that you have received, or will receive, from that person.

If you sign, date, and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the approval of the merger agreement and in favor of the approval of the amended and restated articles of incorporation. If you fail to return your proxy card and do not vote in person at the special meeting, it will have the same effect as a vote against the approval of the merger agreement and the amended and restated articles of incorporation. Any shareholder attending the special meeting may vote in person even if he or she has returned a proxy card. Such a vote at the special meeting will revoke any proxy previously submitted.

By Order of the Board of Directors,

JOHN KINNEY
President, Chief Executive Officer and Secretary

August 15, 2008

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO ENSURE THAT YOUR SHARES ARE VOTED, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT.

VISION GLOBAL SOLUTIONS, INC.
10600 N. De Anza Boulevard, Suite 250
Cupertino, California 95014

PROXY STATEMENT

Special Meeting Of Shareholders To Be Held On August 25, 2008

This proxy statement is being furnished to the shareholders of Vision Global Solutions, Inc. in connection with the solicitation of proxies by the sole member of our board of directors for use at the special meeting of our shareholders to be held on Monday, August 25, 2008, and at any adjournments or postponements thereof.

This proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about August 15, 2008.

The purpose of the special meeting is to consider and vote upon the following:

(1)

Approve the Amended and Restated Agreement and Plan of Reorganization, dated as of August 4, 2008, by and among Vision Global Solutions, Inc., VGS Acquisition Corp., our wholly-owned subsidiary, and Fortes Financial, Inc. (hereafter referred to as the “merger agreement”), which amends and restates the Agreement and Plan of Reorganization, dated May 14, 2008, by and among the same parties, pursuant to which VGS Acquisition will merge with and into Fortes, with Fortes becoming our wholly-owned subsidiary. The shares of stock, options, warrants and convertible promissory notes of Fortes prior to the merger will be exchanged for shares of stock, options, warrants and convertible promissory notes of our company.

(2)

Approve our Amended and Restated Articles of Incorporation, which will, among other things:

•

effectuate a one-for-80 (1:80) reverse stock split of our outstanding common stock pursuant to which each shareholder will receive one share of our common stock for every 80 shares of common stock of our company that they own;

•

change our name to “Fortes Financial, Inc.”;

•

increase our authorized preferred stock from 5,000,000 shares to 50,000,000 shares (the amount of authorized common stock shall remain at 200,000,000 shares);

•

create a new series of preferred stock, “Series A Preferred Stock”; and

•

effectuate certain other changes in our company’s voting, amendment and indemnification procedures.

Record Date; Shares Entitled To Vote; Vote Required To Approve The Transaction

Our sole director has fixed the close of business on July 31, 2008, as the date for the determination of shareholders entitled to vote at the special meeting. On the record date, 75,493,885 shares of our common stock were outstanding, each entitled to one vote per share. No shares of preferred stock were outstanding on the record date.

The presence at the special meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock on the record date is necessary to constitute a quorum for the transaction of business at the special meeting. In the absence of a quorum, the special meeting may be postponed from time to time until shareholders holding the requisite number of shares of our common stock are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the special meeting, but will not count as votes for or against the proposals. If you return the attached proxy card with no voting decision indicated, the proxy will be voted “FOR” the approval of all proposals made at the meeting. Each holder of record of shares of our common stock is entitled to cast, for each share registered in his or her name, one vote on each proposal as well as on each other matter presented to a vote of shareholders at the special meeting.

Solicitation, Voting and Revocation of Proxies

This solicitation of proxies is being made by the sole member of our board of directors, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our company, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Shares of our common stock represented by a proxy properly signed and received at or prior to the special meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy is signed and returned without any voting instructions, shares of our common stock represented by the proxy will be voted “FOR” each proposal and, in accordance with the determination of our sole director as to any other matter which may properly come before the special meeting, including any adjournment or postponement thereof. A shareholder may revoke any proxy given pursuant to this solicitation by: (i) delivering to our corporate secretary, prior to or at the special meeting, a written notice revoking the proxy; (ii) delivering to our corporate secretary, at or prior to the special meeting, a duly executed proxy relating to the same shares and bearing a later date; or (iii) voting in person at the special meeting. Attendance at the special meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

Vision Global Solutions, Inc.

10600 N. De Anza Boulevard, Suite 250
Cupertino, California 95014

Our sole director is not aware of any business to be acted upon at the special meeting other than consideration of the proposals described herein.

ii

TABLE OF CONTENTS

Page

SUMMARY OF THE PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

4

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

8

RISK FACTORS

9

THE SPECIAL MEETING OF OUR SHAREHOLDERS

23

PROPOSAL I - APPROVAL OF THE MERGER AGREEMENT AND MERGER

26

BUSINESS OF FORTES

30

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF FORTES

40

THE MERGER AGREEMENT

42

PROPOSAL II – APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

47

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED SHAREHOLDER MATTERS.

52

OTHER MATTERS

53

HOUSEHOLDING

53

WHERE YOU CAN FIND MORE INFORMATION

53

FINANCIAL STATEMENTS OF FORTES FINANCIAL, INC.

F-1

APPENDIX A

A-1

iii

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger agreement and the amended and restated articles of incorporation more fully, you should carefully read this entire proxy statement, including its appendix. The merger agreement is attached as Appendix A to this proxy statement and the amended and restated articles are attached as Exhibit B to the merger agreement. We encourage you to read the merger agreement and the amended and restated articles of incorporation completely, as those documents, and not this summary, are the legal document that governing the merger and your rights as a shareholder. Each item in this summary includes a page reference directing you to a more complete description in this proxy statement of that topic.

The Parties to the Merger (page 27)

Fortes is a Delaware corporation whose current business plan focuses on entering the U.S. finance company business. Fortes intends to leverage the opportunities arising from the current situation in the residential mortgage market to build a nationwide business. Fortes’ principal executive offices are located at 23046 Avenida de la Carlota, Suite 600, Laguna Hills, CA 92653. The phone number for Fortes is (949) 215-7770.

VGS Acquisition Corp. is a Delaware corporation that was formed for the specific purpose of entering into the merger. We are the sole shareholder of VGS Acquisition. VGS Acquisition has not engaged in any business activities other than activities incidental to its formation and the transactions contemplated by the merger agreement.

We are a Nevada corporation. We are a “shell” company as such term is defined in Rule 405 of the Securities Act of 1933. As a shell company, we have sought out and pursued a business combination transaction with an existing private business enterprise that might have a desire to take advantage of our status as a public corporation. We have one wholly-owned subsidiary, VGS Acquisition. The phone number of Vision Global Solutions, Inc. is (408) 517-3304.

The Merger (page 26)

The merger agreement provides that VGS Acquisition will be merged with and into Fortes, which will continue as the surviving corporation under the name “Fortes Financial, Inc.” In the merger, (1) each outstanding share of Fortes’ common stock, Series A preferred stock and Series B preferred stock will be exchanged for one share of our common stock, (2) each outstanding share of Fortes’ Series C preferred stock will be converted into one share of our Series A preferred stock, (3) each outstanding option or warrant to purchase shares of common stock of Fortes will be exchanged for an option or warrant to purchase the same number of shares of our common stock on the same terms, and (4) each outstanding promissory note which is convertible into shares of common stock of Fortes will be exchanged for a promissory note convertible into shares of our common stock on the same terms. After the merger, Fortes will become our wholly owned subsidiary. In the merger, and after taking into account a one-for-80 reverse stock split, we currently anticipate issuing 20,720,000 shares of our common stock to existing holders of common stock of Fortes, 5,000 shares of our Series A preferred stock to existing holders of Series C Preferred Stock of Fortes, and warrants to purchase 11,388,936 shares of our common stock to existing holders of warrants to purchase common stock of Fortes. In addition, a $5,000,000 outstanding promissory note issued by Fortes to Castlerigg is convertible into 3,333,333 shares of common stock (at a conversion price $1.50), which in the merger will convert into a promissory note with the right to purchase our common stock on the same terms. Additionally, the outstanding 5,000 shares of Fortes Series C preferred stock are convertible into 3,333,333 shares of Fortes common stock. Further, five-year warrants to purchase up 2,500,000 shares of Fortes common stock exercisable at $1.50 per share may be issued to investors and/or placement agents in connection with the additional sale of Series B preferred stock of Fortes prior to the merger.

Immediately following the merger, Fortes’ existing shareholders will own an estimated approximately 96% of our outstanding common stock (over 98% on a fully diluted basis) and 100% of our outstanding preferred stock.

The Special Meeting of Our Shareholders (page 23)

Time, Date, and Place. The special meeting will be held on August 25, 2008, beginning at 8:00 a.m., local time, at our offices at 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014, and at any adjournment of the special meeting.

Purpose. The purpose of the special meeting is to consider and vote upon a proposal to approve the merger agreement and the amended and restated articles of incorporation, including the reverse stock split, the name change, the increase in the number of authorized shares of our preferred stock, the creation of our Series A preferred stock, and certain other changes in our company’s voting and amendment procedures.

Record Date and Quorum. We have fixed the close of business on July 31, 2008 as the record date for the special meeting, and only shareholders of record on the record date are entitled to vote at the special meeting. You may vote all shares of our common stock that you owned of record at the close of business on the record date. The holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting, represented in person or by proxy, will constitute a quorum for purposes of the special meeting.

Vote Required. Approval of the merger agreement and the amended and restated articles of incorporation requires the approval of the holders, as of the record date, of a majority of the outstanding shares of our common stock.

Voting and Proxies. If you hold stock in your name as a shareholder of record, you may vote in person at the meeting, by returning the accompanying proxy card in the enclosed envelope. If you hold your stock in “street name” through a broker, bank, or other nominee, you must direct the broker, bank, or other nominee how to vote your shares in accordance with the instructions that you have received, or will receive, from that person.

Right to Revoke Proxies. If you hold stock in your name as a shareholder of record, you have the right to change or revoke your proxy at any time before the vote is taken at the special meeting by: (1) attending the special meeting in person and voting; (2) submitting a later-dated proxy card; or (3) notifying us that you are revoking your proxy by delivering a later-dated written statement to that effect to us at Vision Global Solutions, Inc., 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014, Attention: Chief Executive Officer.

Risk Factors (page 9)

In evaluating the merger and the merger agreement and before deciding how to vote your shares, you should carefully review the section of this proxy statement entitled “Risk Factors,” which describes risk factors relating to the merger and to the post-merger operations of Fortes’ business.

Reasons for the Merger (page 27)

As a shell company, we have pursued a business combination transaction with an existing private enterprise that might have a desire to take advantage of our status as a public corporation. The sole member of our board of directors believes that the merger represents the best available business combination.

Recommendation of Our Sole Director (page 46 and 51)

Our sole director has determined that the merger, the merger agreement and the amended and restated articles of incorporation are advisable, fair to, and in the best interests of our shareholders, has approved and authorized in all respects the merger agreement and the amended and restated articles of incorporation, and recommends that you vote “FOR” (1) the approval of the merger agreement and (2) the approval of the amended and restated articles of incorporation that effectuate the reverse stock split, the name change, the increase in the number of authorized shares of preferred stock, the creation of our Series A preferred stock, and certain other changes in our company’s voting, amendment and indemnification procedures.

Interests in the Merger of Our Sole Director and Executive Officer and Other Related Persons (page 28)

As of the record date, our sole director and executive officer beneficially owned approximately 2.6% of our outstanding common stock. Other than his interest as a shareholder, he has no direct or indirect interest in the merger, the merger agreement or the amended and restated articles of incorporation. Two of our shareholders, Elizabeth Rose and James Wolfenbarger, each of whom are the beneficial owners of slightly more than 5% of our outstanding common stock, are family members (mother and brother-in-law, respectively) of Laird Q. Cagan, the Chairman of Fortes’ Board of Directors.

Material United States Federal Income Tax Consequences of the Merger (page 28)

The merger will constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and our shareholders generally will not recognize any gain or loss for U.S. federal income tax purposes by reason of the merger.

The federal income tax consequences summarized above may not apply to all of our shareholders. Your tax consequences will depend upon your individual situation. Therefore, we strongly encourage you to consult with your tax advisor for a full understanding of the particular tax consequences of the merger to you.

Effects of the Merger and Amended and Restated Articles of Incorporation on our Current Shareholders (page 43 and 47-51)

While the merger itself will not affect any of our currently outstanding shares of stock, the issuance of our shares in the merger will decrease our existing shareholders’ percentage equity ownership. Furthermore, the amended and restated articles of incorporation, which must be filed prior to the merger as a condition to closing the merger, will affect the rights of our shareholders. When the amended and restated articles of incorporation are filed, our common stock will undergo a 1-for-80 reverse stock split. The reverse stock split shall not immediately affect any of our shareholder’s proportional equity interest, nor will it change any of the rights of the existing holders of our common stock. However, after the reverse stock split is effectuated, our current shareholders will own fewer shares than they presently own (a number equal to one-eightieth the number of shares owned immediately prior to the reverse stock split). Furthermore, because of the reverse stock split, more authorized shares of common stock will be available for issuance; the reverse stock split will not decrease the 200,000,000 shares of our common stock authorized under the amended and restated articles of incorporation. If these shares are issued, they will decrease our existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing shareholders.

The amended and restated articles of incorporation also increase the number of authorized shares of preferred stock and create our Series A preferred stock. When we issue these shares of preferred stock, such issuances will also decrease our existing shareholders’ percentage equity ownership and could be dilutive. Furthermore, the designation of the Series A preferred stock will create a series of preferred stock with certain preferences and priorities over the holders of our common stock. Such preferences will limit the rights of the holder’s of our common stock to dividends and distributions upon liquidation, require us to use our assets to redeem such shares of preferred stock, and reduce the voting power of the current holders of our common stock.

Conditions to Closing the Merger (page 45)

Before the merger can be completed, a number of closing conditions must be satisfied by both parties, including the approval of the merger agreement and the amended and restated articles of incorporation by our shareholders.

Changes in Directors and Management (page 43)

After the merger, the board of directors of Fortes will become the board of directors of the surviving company. Also, at the closing of the merger, our sole director and officer will increase the number of directors on our board of directors from one to three, appoint the three persons designated by Fortes to serve on our board of directors, and resign as a director and officer. Fortes has advised us that immediately prior to the merger, the board of directors of Fortes will consist of Laird Q. Cagan, Peter Levasseur, and Michael McTeigue, and that it intends to designate the same individuals to our board of directors.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following questions and answers address briefly some questions you may have regarding the special meeting, the proposed merger and the proposed amended and restated articles of incorporation. These questions and answers may not address all questions that may be important to you as a shareholder of our company. Please refer to the more detailed information contained elsewhere in this proxy statement, including the appendix to this proxy statement.

Q:

Why am I receiving this proxy statement and the proxy card?

A:

You are being asked to approve the merger agreement between our company and VGS Acquisition, on the one hand, and Fortes, on the other hand. In connection with the transactions contemplated by the merger agreement, you are also being asked to approve the amended and restated articles of incorporation, which will effectuate a 1-for-80 reverse stock split, change our name, increase the number of shares of authorized preferred stock, create a new series of preferred stock, “Series A Preferred Stock,” and effectuate certain other changes in our company’s voting, amendment and indemnification procedures. You have been sent this proxy statement and the enclosed proxy card because the sole member of our board of directors is soliciting your proxy to vote at the special meeting of shareholders called for the purpose of voting on the foregoing matters.

Q:

What is the proposed transaction?

A:

The proposed transaction is the merger of VGS Acquisition into Fortes. As a result of the merger, our company (through its ownership of VGS Acquisition) will succeed to all of the rights, assets, and liabilities of Fortes, and Fortes will become our wholly-owned subsidiary.

Q:

Why is our sole director proposing the merger with Fortes?

A:

As a shell company, we have been pursuing a business combination transaction with an existing private enterprise that might have a desire to take advantage of our status as a public corporation. Our sole director believes it is in the best interest of our existing shareholders to effectuate a business combination transaction through which we may have an operating business in order to potentially increase shareholder value and the marketability and liquidity of our common stock.

Q:

Why is our sole director proposing the changes contained in the amended and restated articles of incorporation?

A:

The proposed changes made to our articles of incorporation are necessary for us to comply with the terms of the merger agreement. If the amended and restated articles of incorporation are not approved, the merger will not be completed. Similarly, since our articles of incorporation are being amended and restated to facilitate the merger, if the merger is not approved, we will not proceed with the amended and restated articles of incorporation.

Q:

Are there any conditions to the completion of the merger?

A:

Yes. The merger agreement specifies various important closing conditions, including (1) approval of the merger agreement by both our shareholders and Fortes’ shareholders, and (2) approval of the amended and restated articles of incorporation by our shareholders.

Q:

What will happen if our shareholders approve the proposals?

A:

If our shareholders approve the transaction with Fortes, then shortly following the special meeting, we will file the amended and restated articles of incorporation with the Secretary of State of Nevada to effectuate the reverse stock split, the name change, the increase in the number of authorized shares of preferred stock, the creation of our Series A preferred stock, and certain other changes in our company’s voting, amendment and indemnification procedures. Immediately thereafter, subject to the satisfaction of certain conditions set out in the merger agreement, we will file a short-form certificate of merger with the Secretary of State of Delaware and issue shares of our common stock and Series A preferred stock to the shareholders of Fortes in exchange for all of the outstanding shares of common stock and preferred stock of Fortes, and Fortes will become our wholly-owned subsidiary.

Q:

What will happen if our shareholders do not approve the merger?

A:

If the merger is not approved our shareholders, the merger agreement will be terminated, and we will continue to seek out and pursue a business combination transaction with an existing private business enterprise. We also will not proceed with the amended and restated articles of incorporation, regardless of whether or not they have been approved by our shareholders.

Q:

How will my shares of stock be affected by the amended and restated articles of incorporation?

A:

If the merger and amended and restated articles of incorporation are approved, the amended and restated articles of incorporation will be filed and become effective immediately prior to the merger. When the amended and restated articles of incorporation become effective, our shares of common stock will undergo a 1-for-80 reverse stock split. The reverse stock split will not affect any of our shareholder’s proportional equity interest in our company, nor will it change any of the rights of the existing holders of our common stock. Shareholders should recognize, however, that after the reverse stock split is effectuated, they will own fewer shares than they presently own (a number equal to one-eightieth the number of shares owned immediately prior to the reverse stock split). Furthermore, because of the reverse stock split, more authorized shares of common stock will be available for issuance; the reverse stock split will not decrease the 200,000,000 shares of our common stock authorized under the amended and restated articles of incorporation. If these shares are issued, they will decrease our existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing shareholders.

The amended and restated articles of incorporation also increase the number of authorized shares of preferred stock and create our Series A preferred stock. When we issue these shares of preferred stock, such issuances will also decrease our existing shareholders’ percentage equity ownership and could be dilutive. Furthermore, the designation of the Series A preferred stock will create a series of preferred stock with certain preferences and priorities over the holders of our common stock. Such preferences will limit the rights of the holder’s of our common stock to dividends and distributions upon liquidation, require us to use our assets to redeem such shares of preferred stock, and reduce the voting power of the current holders of our common stock.

Q:

How will my shares of stock be affected by the merger?

A:

Our existing shareholders will not be affected by the merger other than the dilutive effects of the issuance of additional shares of our company to the shareholders of Fortes and the resulting effects of the amended and restated articles of incorporation as previously described. If the proposed merger is completed, (1) each outstanding share of common stock, Series A preferred stock and Series B preferred stock of Fortes will be exchanged for one share of our common stock, (2) each outstanding share of Fortes’ Series C preferred stock will be converted into one share of our Series A preferred stock, (3) each outstanding option or warrant to purchase shares of common stock of Fortes will be exchanged for an option or warrant to purchase the same number of shares of our common stock on the same terms, and (4) each outstanding promissory note which is convertible into shares of common stock of Fortes will be exchanged for a promissory note convertible into shares of our common stock on the same terms.

Q:

Will I have dissenters’ rights as a result of the merger or the amended and restated articles of incorporation?

A:

No. Under Nevada law, dissenters’ rights only apply in limited circumstances or as otherwise provided in a corporation’s governing documents. Since these circumstances are not applicable to the merger or the amended and restated articles of incorporation, no dissenters’ rights are available.

Q:

What type of business will our company conduct after the merger?

A:

After the merger, Fortes will be our wholly-owned subsidiary. Fortes is a development stage company recently formed for the purpose of entering the U.S. finance company business. Fortes intends to leverage the opportunities arising from the current situation in the residential mortgage market to build a nationwide business. Fortes has acquired an existing retail mortgage banking company with a strong management team and intends to pursue the acquisition and assimilation of other mortgage companies/mortgage and mortgage production assets. Longer term, Fortes intends to create a geographically diversified finance company with multiple product lines and sources of revenue. Fortes initially hopes to originate, finance, securitize, and sell mortgage loans secured by residential real estate. The initial focus will be on prime credit assets, including conventional conforming mortgages (Fannie Mae/Freddie Mac loans), prime jumbo mortgages (prime loans with loan balances greater than $729,350), FHA/VA mortgages and reverse mortgages. Until the markets stabilize for Alt-A (low documentation loans) and non-prime mortgages, Fortes intends to refrain from originating these products unless the mortgages are originated to the specific guidelines of one of the major commercial bank conduits and committed for sale prior to funding the loans. Fortes plans to employ a business process outsourcing strategy, reducing its overall cost to originate loans by transferring a majority of its expenses from a fixed-cost basis to a variable basis.

Q:

Where and when is the special meeting?

A:

The special meeting of shareholders will be held on August 25, 2008, beginning at 8:00 a.m., local time at 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014.

Q:

Are all shareholders as of the record date entitled to vote at the special meeting?

A:

Yes. All shareholders who own our common stock at the close of business on July 31, 2008, the record date for the special meeting, are entitled to receive notice of the special meeting and to vote the shares of our common stock that they hold on the record date at the special meeting, or at any adjournment of the special meeting.

Q:

Are all shareholders as of the record date entitled to attend the special meeting?

A:

Yes. All of our shareholders as of the record date, or their legally authorized proxies named in the proxy card, may attend the special meeting. Cameras, recording devices, and other electronic devices will not be permitted at the meeting. If your shares are held in the name of a broker, bank, or other nominee, you should bring a proxy or letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

Q:

What vote of our shareholders is required to approve the merger agreement and the amended and restated articles of incorporation?

A:

Approval of the merger agreement and the amended and restated articles of incorporation requires the approval of the holders, as of the record date of July 31, 2008, of a majority of the outstanding shares of our common stock. Accordingly, failure to vote or abstaining from voting will have the same effect as a vote against approval of the merger agreement and amended and restated articles of incorporation. Vision Global Solutions, Inc., as the sole shareholder of VGS Acquisition, approved the merger and original merger agreement on May 13, 2008, and the merger agreement as amended on August 4, 2008.

Q:

Does our sole director recommend that our shareholders vote “FOR” the approval of the merger agreement and the amended and restated articles of incorporation?

A:

Yes. After careful consideration, our sole director recommends that you vote “FOR” the approval of the merger agreement and “FOR” the approval of the amended and restated articles of incorporation.

Q:

What do I need to do now if I hold my shares in my name?

A:

We urge you to read this proxy statement carefully, including its appendices. You can then ensure that your shares are voted at the special meeting by completing, signing, dating, and returning the accompanying proxy card in the enclosed postage-paid envelope.

Q:

If my shares are held in “street name” by my broker, bank, or other nominee, will that person vote my shares for me?

A:

Your broker, bank, or other nominee will not vote your shares on your behalf unless you provide instructions on how to vote. You should follow the directions provided by your broker, bank, or other nominee regarding how to provide voting instructions. Without those instructions, your shares will not be voted, which will have the same effect as voting against approval of the merger agreement and the amended and restated articles of incorporation.

Q:

How can I revoke or change my vote?

A:

You have the right to change or revoke your proxy at any time before the vote is taken at the special meeting by: (1) attending the special meeting in person and voting; (2) submitting a later-dated proxy card; or (3) notifying us that you are revoking your proxy by delivering a later-dated written statement to that effect to us at Vision Global Solutions, Inc., 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014. Simply attending the special meeting, however, will not be sufficient to revoke your proxy. Furthermore, if you have instructed a broker, bank, or other nominee to vote your shares, these options for changing your vote do not apply, and instead you must follow the instructions received from your broker, bank, or other nominee to change your vote.

Q:

What does it mean if I get more than one proxy card or vote instruction card?

A:

If your shares are registered differently and are in more than one account, you will receive more than one proxy card or, if your shares are held in street name, more than one vote instruction card from your broker, bank, or other nominee. Please sign, date, and return all of the proxy cards and vote instruction cards that you receive to ensure that all of your shares are voted.

Q:

What happens if I sell my shares before the special meeting?

A:

The record date for the special meeting is earlier than the date of the special meeting and is earlier than the date that the merger, if approved, will be completed. If you transfer your shares of common stock after the record date but before the special meeting, you will retain your right to vote those shares.

Q:

When do you expect the merger to be completed and the amended and restated articles of incorporation to become effective?

A:

We are working toward completing the merger as quickly as possible, and we anticipate that the amended and restated articles of incorporation will become effective and the merger will be completed on or about the date of the special meeting, assuming satisfaction or waiver of all of the conditions to the merger that are specified in the merger agreement. Because the merger is subject to certain conditions, the exact timing of the completion of the merger and the likelihood of the consummation of the merger cannot be predicted with certainty. If any of the conditions in the merger agreement are not satisfied or waived, the merger agreement may terminate as a result, including as a result of the failure to satisfy any of the conditions. In addition, if the merger is not completed by August 26, 2008, Fortes may have to pay penalties under certain of its financing arrangements. (See Risk Factors, “Risks Related to Fortes and Its Business.”)

Q:

Who will bear the cost of this proxy solicitation?

A:

The expenses of preparing, printing, and mailing this proxy statement and the proxies solicited by this proxy statement will be borne by us. Upon request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others.

Q:

Who can help answer my other questions?

A:

If you have more questions about the merger, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you can call (408) 517-3304. If your broker, bank, or other nominee holds your shares, you should call that person for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

We caution you that this proxy statement contains forward-looking statements regarding, among other things, the proposed merger and the anticipated consequences and benefits of such transaction, and other financial, business, and operational items relating to the parties to the merger agreement.

Forward-looking statements involve known and unknown risks, assumptions, uncertainties, and other factors. Statements made in the future tense, and statements using words such as “may,” “can,” “will,” “could,” “should,” “predict,” “aim’” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” “scheduled” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. We caution you not to place undo reliance on the forward-looking statements, which speak only as of the date of this proxy statement. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

You should review the section of this proxy statement entitled “Risk Factors” for a discussion of the factors that could cause actual results to differ materially from those discussed in the forward-looking statements.

RISK FACTORS

In addition to the other information contained in this proxy statement, we urge you to consider the following factors before deciding how to vote on the approval and adoption of the merger agreement and the amended and restated articles of incorporation.

Risks Associated With The Merger

There is no guarantee that the merger will be completed.

The merger is subject to a number of conditions. There is no assurance that the conditions to the completion of the merger will be satisfied. If the merger is not completed, we will need to complete another strategic transaction.

If the costs associated with the merger exceed the benefits, the post-merger company may experience adverse financial results, including increased losses.

Our company and Fortes will incur significant transaction costs as a result of the merger, including legal and accounting fees that may exceed their current estimates. Actual transaction costs may substantially exceed our current estimates and may adversely affect the post-merger company’s financial condition and operating results. If the benefits of the merger do not exceed the costs associated with the merger, the post-merger company’s financial results could be adversely affected, resulting in, among other things, increased losses.

Consummation of the merger will result in significant dilution to our common shareholders.

Upon consummation of the merger, the equity interests of our existing common shareholders, as a percentage of the total number of outstanding shares of our capital stock, will be significantly diluted. The holders of our common stock prior to the merger will represent approximately 4% of our outstanding common stock (2% on a fully-diluted basis) immediately following the merger. Furthermore, shares of newly designated Series A preferred stock will be issued in the merger. The holders of the Series A preferred stock will have significant priorities in dividends, distributions, and voting. Even after the merger, we may need to issue additional shares of capital stock in the future to fund our business, which could lead to further dilution of our current shareholders’ ownership interests.

Following the merger, the former shareholders of Fortes will control our company.

Following the merger, the current shareholders of Fortes will own a total of approximately 96% of the total outstanding shares of our common stock (98% on a fully-diluted basis), and 100% of our preferred stock. In addition, pursuant to the merger agreement, the current Fortes board of directors will remain as the board of directors of the surviving company and Fortes will appoint all of the members of our newly formed three-member board of directors. This means that the former management and shareholders of Fortes will have the right, if they were to act together, to exercise control over us, including making decisions with respect to issuing additional shares, entering into mergers, asset sales, and other fundamental transactions, and amending the terms of our articles of incorporation.

We cannot assure you that a market will exist for our common stock after the merger.

Although our common stock is quoted in the Pink Sheets, a regular trading market for the securities may not be sustained in the future. Quotes for stocks listed in the Pink Sheets are not listed in the financial sections of newspapers and newspapers generally have very little coverage of stocks quoted solely in the Pink Sheets. Accordingly, prices for and coverage of securities quoted solely in the Pink Sheets may be difficult to obtain. In addition, stock quoted solely in the Pink Sheets tend to have a limited number of market makers and a larger spread between the bid and ask prices than those listed on the NYSE, AMEX or NASDAQ exchanges. All of these factors may cause holders of our common stock to be unable to resell their securities at or near their original offering price or at any price. Market prices for our common stock will be influenced by a number of factors, including:

•

changes in interest rates;

•

competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

•

variations in quarterly operating results;

•

changes in financial estimates by securities analysts;

•

the depth and liquidity of the market for our common stock;

•

investor perceptions of the company after the merger with Fortes; and

•

general economic and other national conditions.

Risks Related To Fortes And Its Business

Fortes has an immediate need for additional capital.

Based on current cash reserves of approximately $14,225,000 (as of July 31, 2008), of which $12,000,000 is subject to restriction, and anticipated cash flow from operations, Fortes currently anticipates that the available funds will not be sufficient to meet its anticipated needs for working capital, capital expenditures and business expansion. Fortes believes that in the near future and from time to time, it will have to obtain additional financing in order to expand its business consistent with its proposed operations and plan. There can be no guaranty that additional funds will be available when, and if, needed. If the post-merger company is unable to obtain such financing, or if the terms thereof are too costly, it may be forced to cease or curtail proposed expansion of operations until such time as alternative financing may be arranged, which could have a materially adverse impact on our planned operations after the merger.

Fortes may be required to make payments to its lenders.

Fortes recently issued a $5,000,000 subordinated convertible promissory note to Castlerigg Master Investments Ltd. (“Castlerigg”) pursuant to a Securities Purchase Agreement and related Registration Rights Agreement with Castlerigg.  The promissory note issued to Castlerigg is convertible into common stock at $1.50 per share (3,333,333 shares). Under these agreements, Fortes is obligated to make payments to Castlerigg if certain milestones are not met within the specified time periods. These payments include, but are not limited to, the following: (a) $100,000 if the merger is not completed by August 26, 2008, and an additional $100,000 payment for each 30-day period thereafter that the merger is not complete; (b) $50,000 if Fortes has not filed a registration statement with the SEC covering the resale of the shares of Common Stock issuable to Castlerigg by August 26, 2008 and an additional $50,000 payment for each 30-day period thereafter that the registration statement is not filed; (c) $50,000 if the registration statement filed by Fortes is not declared effective by the SEC by September 25, 2008 (if no comments are received from the SEC) or November 24, 2008 (if comments are received) and an additional $50,000 payment for each 30-day period thereafter that the registration statement is not declared effective; and (d) $100,000 if the Fortes’ common stock is not listed on the Over The Counter Bulletin Board (the “OTC Bulletin Board”) within 90 days following the closing of the merger and an additional $100,000 payment for each 30-day period thereafter that the securities are not listed. If we complete the merger, the post-merger company could be obligated to make these payments, which would hurt the overall financial condition of the post-merger company. In such event, the post-merger company might have to delay, reduce or cease operations, any of which could have a material adverse effect on its business.

In addition, in certain instances the failure to comply with the representations, warranties, and covenants under these agreements may be considered a default under the promissory note issued to Castlerigg. In the event of such default, Castlerigg would have the right to call for redemption of their note and cross-default provisions may be triggered in Fortes’ other financing agreements. The redemption of the note issued to Castlerigg, or the repayment of the resulting defaults and acceleration of debt under Fortes’ other financing arrangements, would require significant funds, which may not be available. Even if available, such funds may have to be diverted from operations, which would have a material adverse effect on our post-merger business. In addition, the post-merger company would need to find replacement funding, which may not be available on commercially acceptable terms, or at all. If the post-merger company is unable to obtain such financing, or if the terms thereof are too costly, it may be forced to cease or curtail proposed expansion of operations until such time as financing may be arranged, which could have a materially adverse impact on our planned operations after the merger.

Fortes expects to continue to incur operating losses, and the post-merger company will need to raise additional funds to cover its costs of operation. If the post-merger company is not able to raise necessary additional funds, it may have to reduce or stop operations.

Fortes has had limited operating revenues to date and cannot predict with certainty when it will begin to generate meaningful revenue. We cannot be certain that the post-merger company will achieve or sustain profitability in the future. Until the post-merger company begins generating significant revenue, it will be required to obtain funding through the sale of equity securities, which may result in dilution to our existing shareholders, or other means. Additional funding may not be available on commercially acceptable terms, or at all. If the post-merger company is unable to obtain adequate financing on a timely basis, it may be required to delay, reduce or stop operations, any of which could have a material adverse effect on its business.

Fortes’ existing and future credit agreements contain covenants and penalties that restrict our operations and may inhibit our ability to raise additional capital.

Fortes’ existing reverse repurchase agreements and other credit facilities, including a facility from Wachovia Bank, N.A., a revolving credit facility with Fourth Third, LLC and a promissory note to Castlerigg (see “Business of Fortes”), have extensive restrictions and covenants that, among other things, require Fortes to satisfy specified financial, asset quality and loan performance tests. If Fortes fails to meet or satisfy any of these covenants, Fortes would have to pay certain penalties, and/or Fortes would be in default under these agreements and its lenders could elect to declare all amounts outstanding under the agreements to be immediately due and payable, enforce their interests against collateral pledged under such agreements and restrict its ability to make additional borrowings. These agreements contain cross-default provisions, so that if a default occurs under any one agreement, the lenders under its other agreements could also declare a default. In addition, certain shareholders of Fortes have guaranteed Fortes’ obligations under some of these agreements. A default on any of these guarantees could also cause cross-defaults.

The covenants and restrictions in Fortes’ credit facilities restrict its ability to, among other things:

•

incur additional debt;

•

make certain investments or acquisitions;

•

repurchase or redeem capital stock;

•

engage in mergers or consolidations;

•

finance loans with certain attributes;

•

reduce liquidity below certain levels; and

•

hold loans for longer than established time periods.

It is further likely that any additional future warehouse facilities will also contain such restrictions described above. These restrictions may interfere with Fortes’ ability to obtain financing or to engage in other business activities, which may significantly harm its business, financial condition, liquidity and results of operations. If the merger is completed, the post-merger company will assume these restrictions and obligations.

Fortes has a limited operating history and is operating at a loss, and there is no guarantee that it will ever become profitable.

Fortes has operated at a loss since its inception in October 2006, and anticipates that it will operate at a loss for at least the remainder of 2008. Since Fortes has an extremely limited operating history and no history of profitability, and limited financial results upon which we may judge its potential, we cannot guarantee you that Fortes will ever become profitable. In the future, it may experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early stage business, many of which are beyond its control. These include, but are not limited to:

•

inability to identify additional suitable companies for acquisition under Fortes’ current strategy;

•

substantial delays in obtaining state licenses to originate loans;

•

substantial delays in obtaining approval to sell loans to various institutional investors;

•

development and marketing problems encountered in connection with its new and existing mortgage products and technologies;

•

substantial delays and expenses related to testing and development of new mortgage products;

•

competition from larger and more established mortgage companies; and

•

lack of market acceptance of its anticipated mortgage products.

Fortes remains at risk regarding its ability to conduct successful operations.

The results of Fortes’ operations will depend, among other things, on its ability to develop and to market its mortgage products. It is possible that Fortes’ operations will not generate income sufficient to meet operating expenses or will generate income and capital appreciation, if any, at rates lower than those anticipated or necessary to sustain the post-merger company. Its operations may be affected by many factors, some known by Fortes, some unknown, and many of which are beyond its control. Any of these problems, or a combination thereof, could have a materially adverse effect on the post-merger company’s viability as an entity and might cause the investment of our shareholders to be impaired or lost. Fortes’ products are in various stages of development. Some of the products that Fortes is developing may not be completed in time to allow production or marketing due to the inherent risks of new product and technology development, limitations on financing, competition, obsolescence, loss of key personnel and other factors. Unanticipated obstacles can arise at any time and result in lengthy and costly delays or in a determination that further development is not feasible. Therefore, we cannot assure you of timely completion and introduction of products on a cost-effective basis, or that such products, if introduced, will achieve market acceptance such that, in combination with existing products, they will sustain Fortes or allow Fortes to achieve profitable operations.

Fortes has no experience marketing the mortgage products it plans to sell in the future.

We cannot assure you that Fortes will be successful in executing its planned activities to the levels that it intends. While Fortes’ management has considerable experience in this area, Fortes has sold few products and has an extremely limited operating history. We do not know whether or when Fortes will be able to develop efficient, low-cost marketing capabilities and processes that will enable it to meet the standards or volumes required to successfully market large quantities of its anticipated mortgage products. Even if Fortes is successful in developing its capabilities and processes, we do not know whether Fortes will sustain its production or continue to satisfy the requirements of its customers.

For the foreseeable future, the post-merger company’s success will be dependent upon the management of Fortes.

The post-merger company’s success is dependent upon the decision making of the Fortes directors and executive officers, the continued service of its key employees, and its ability to hire additional key employees, when and as needed. Although we currently intend to retain Fortes’ existing management after the merger, we cannot assure you that such individuals will remain with Fortes. Fortes has not obtained key man life insurance on the lives of any of them. The unexpected loss of the services of one or more of the key executives, and the ability to find suitable replacements within a reasonable period of time thereafter, could have a material adverse effect on the financial condition and results of operations of Fortes.

The failure to develop and to increase distribution of Fortes’ mortgage products could impede its future growth.

The future growth of Fortes’ business will depend in part on its ability to develop relationships with mortgage brokers, to identify and develop additional channels for the distribution and sale of its mortgage products and to manage these relationships. Its inability to successfully execute this strategy could impede its future growth.

Fortes may not be able to acquire and integrate other pre-established mortgage companies, which could adversely affect the growth and profitability of Fortes.

Fortes expects to rely on acquisitions as a key potential element of its growth strategy, primarily in markets where it does not currently have existing licenses and relationships. Fortes has an extremely limited track record of successful acquisitions and might be unable to successfully complete any acquisitions at acceptable prices or within a reasonable timeframe. Furthermore, we cannot assure you that any acquired mortgage company can be successfully integrated into Fortes’ operations or be operated profitably. Acquisitions involve a number of risks, including: diversion of management’s time and resources; adverse short-term effects on reported operating results; integration of acquired mortgage companies’ operations, including reporting systems and internal controls; and loss of key employees and relationships of the acquired business. If Fortes cannot make acquisitions or makes fewer acquisitions than planned, or if the acquisitions are not managed successfully, business growth and results of operations could be adversely affected.

Part of Fortes’ strategy is to finance borrowers with lower credit ratings and borrowers with limited ability to document income (“Alt-A mortgages”), which could result in losses on loans that it holds or that it is required to repurchase, the loss of its servicing rights and damage to its reputation as a loan servicer.

When and to the extent market conditions warrant, Fortes intends to be in the business of originating, selling and, to a lesser extent, securitizing and servicing non-prime and Alt-A mortgage loans. Non-prime and Alt-A mortgage loans generally have higher delinquency and default rates than prime mortgage loans. Delinquency interrupts the flow of projected interest income from a mortgage loan and default can ultimately lead to a loss if the net realizable value of the real property securing the mortgage loan is insufficient to cover the principal and interest due on the loan. Also, the cost of financing and servicing a delinquent or defaulted loan is generally higher than for a performing loan. Fortes bears the risk of delinquency and default on loans from origination of the loan to the sale of the loan and Fortes continues to bear the risk of delinquency and default after it securitizes loans or sells loans with a retained interest. Loans that become delinquent prior to sale or securitization may become unsaleable or saleable only at a discount, and the longer Fortes holds loans prior to sale or securitization, the greater the chance that the loans may become delinquent before Fortes has the opportunity to dispose of them. Factors that may increase the time held prior to sale or securitization include the time required to accumulate loans for securitizations or sales of large pools of loans, the amount and timing of third-party due diligence in connection with sales or securitizations, and defects in the loans.

Fortes also reacquires the risks of delinquency and default for loans that it is obligated to repurchase. Repurchase obligations are typically triggered in loan sale transactions if an early payment default occurs on the loan after sale or in any sale or securitization if the loan materially violates its representations or warranties. If Fortes experience higher-than-expected levels of delinquency or default in pools of loans that it services, Fortes may lose its servicing rights, which would result in a loss of future servicing income and may damage its reputation as a loan servicer.

Fortes plans to attempt to manage these risks with risk-based mortgage loan pricing and appropriate underwriting policies and loan collection methods. However, if such policies and methods are insufficient to control its delinquency and default risks and do not result in appropriate loan pricing, Fortes’ business, financial condition, liquidity and results of operations could be significantly harmed.

There are significant risks associated with non-conforming loans.

The market for non-conforming loans involves risks that are greater than with conforming loans. Fortes intends to underwrite its loans from time to time in accordance with its own underwriting criteria or based on delegated authority from its investors. Generally, the investor is bound to purchase loans written according to their published criteria. On the other hand, if a loan is not written to the established criteria, the investor is not required to purchase the loan. Fortes would then presumably sell the loan into an alternative market, usually at a discount. Mortgage loan sale agreements for these non-conforming loans provide for limited recourse to Fortes. Typically, if the borrower defaults on a loan within three months of sale into the secondary market, Fortes would be required to repurchase the loan. For second mortgages, the repurchase obligation could be as long as 12 months. Fortes is responsible for repurchase if a determination is made that fraud was involved in the transaction. Generally, Fortes intends to sell most of its loans prior to the due date of the first payment. In the event that a payment becomes due prior to the sale of the loan into the secondary market, and that payment is not made, the lender to whom the loan was sold would not be required to buy the loan. Fortes would then be required to find an alternative buyer, usually at a discount. The existence of a significant number of non-conforming loans with problems could have a significant negative effect on Fortes’ anticipated operations. We cannot assure you that Fortes can build a successful business marketing non-conforming loans.

Further disruption in the secondary markets could severely limit the ability of Fortes to originate and sell residential mortgages.

For the indefinite future, Fortes will be heavily reliant on the ability of Fannie Mae, Freddie Mac and private institutional investors to continue to purchase residential mortgages and to provide guarantees in connection with the pooling and securitization of residential mortgages. The failure of Fannie Mae, Freddie Mac, or a substantial number to institutional investors could cause serious disruptions in the secondary market, severely limiting the ability of Fortes to originate and sell mortgages.

Any substantial economic slowdown could increase delinquencies, defaults and foreclosures and reduce Fortes’ ability to originate loans.

Periods of economic slowdown or recession may be accompanied by decreased demand for consumer credit, decreased real estate values, and an increased rate of delinquencies, defaults and foreclosures. Any material decline in real estate values would increase the loan-to-value ratios (“LTVs”) on loans that Fortes holds pending sale and loans in which it has a residual or retained interest, weaken its collateral coverage and increase the possibility and severity of a loss if a borrower defaults. Fortes may originate loans to borrowers who make little or no down payment, resulting in higher LTVs. A lack of equity in the home may reduce the incentive a borrower has to meet his payment obligations during periods of financial hardship, which might result in higher delinquencies, defaults and foreclosures. These factors would reduce Fortes’ ability to originate loans and increase its losses on loans in which Fortes has a residual or retained interest. In addition, loans Fortes originates during an economic slowdown may not be as valuable to Fortes because potential purchasers of its loans might reduce the premiums they pay for the loans to compensate for any increased risks arising during such periods. Any sustained increase in delinquencies, defaults or foreclosures is likely to significantly harm the pricing of Fortes’ future loan sales and securitizations and also its ability to finance its loan originations.

Fortes’ business may be significantly harmed by a slowdown in the economy of California. Fortes anticipates that a significant portion of the mortgage loans it originates, purchases or services will be secured by property in California. An overall decline in the economy or the residential real estate market, or the occurrence of a natural disaster that is not covered by standard homeowners’ insurance policies, such as an earthquake or wildfire, in California could decrease the value of mortgaged properties in California. This, in turn, would increase the risk of delinquency, default or foreclosure on anticipated mortgage loans in Fortes’ portfolio or that it had sold to others. This could restrict its ability to originate, sell, or securitize mortgage loans, and significantly harm Fortes’ business, financial condition, liquidity and results of operations.

Fortes faces intense competition that could adversely impact its market share and its revenues.

Competition from larger and more established companies is significant and expected to increase. There are currently many sources of mortgages available to potential borrowers. These sources include consumer finance companies, mortgage banking companies, savings banks, commercial banks, credit unions, thrift institutions, credit card issuers and insurance companies. Many of these alternative sources are substantially larger and have considerably greater financial, technical and marketing resources than Fortes, as well as more experience. Additionally, many financial services organizations against whom Fortes competes for business have formed national loan origination networks or have purchased home equity lenders. Fortes plans to compete for mortgage loan business in several ways, including convenience in obtaining a loan, customer service, marketing and distribution channels, amount and term of the loan, loan origination fees and interest rates. Some of its competitors are much larger, have better name recognition, and have far greater financial and other resources than Fortes. If any of these competitors significantly expand their activities in Fortes’ market, its business could be materially adversely affected.

Competition in the industry can take many forms, including interest rates and costs of a loan, less stringent underwriting standards, convenience in obtaining a loan, customer service, amount and term of a loan and marketing and distribution channels. The need to maintain mortgage loan volume in this competitive environment creates a risk of price competition in the non-prime mortgage industry. Price competition could prevent Fortes from raising rates in response to a rising cost of funds or cause it to lower the interest rates that Fortes charges borrowers, which could adversely impact its profitability and lower the value of its loans. If competitors adopt less stringent underwriting standards, Fortes will be pressured to do so as well, which could result in greater loan risk without compensating pricing. If Fortes does not relax underwriting standards in response to its competitors, it may lose market share. Any increase in these pricing and underwriting pressures could reduce the volume of Fortes’ loan originations and sales and significantly harm its business, financial condition, liquidity and results of operations.

An increase in interest rates could result in a reduction in the anticipated loan origination volumes, an increase in delinquency, default and foreclosure rates and a reduction in the value of and income from Fortes’ anticipated loans.

The following are some of the risks Fortes faces related to an increase in interest rates:

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A substantial and sustained increase in interest rates could harm its ability to originate loans because refinancing an existing loan would be less attractive and qualifying for a purchase loan may be more difficult.

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Existing borrowers with adjustable-rate mortgages may incur higher monthly payments as the interest rate increases, which may lead to higher delinquency and default rates.

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If prevailing interest rates increase after Fortes funds a loan, the value that it receives upon the sale or securitization of the loan decreases.

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The cost of financing mortgage loans prior to sale or securitization is based primarily upon the London Inter-Bank Offered Rate (“LIBOR”). The interest rates Fortes charges on its mortgage loans are based, in part, upon prevailing interest rates at the time of origination, and the interest rates on all of its mortgage loans are fixed for at least the first two or three years. If LIBOR increases after the time of loan origination, net interest income—which represents the difference between the interest rates Fortes receives on its mortgage loans pending sale or securitization and its LIBOR-based cost of financing such loans—will be reduced.

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When Fortes securitizes loans or sells loans with retained interests, the value of and the income it receives from the securitized loans subject to portfolio-based accounting and the mortgage-related securities it retains are also based on LIBOR to the extent the underlying loans have an adjustable interest rate. This is because the income it receives from these mortgage loans and mortgage-related securities is based on the difference between the fixed rates payable on the loans for the first two or three years, and an adjustable LIBOR-based yield payable to the senior security holders or loan purchasers. Fortes also has interest rate risk when the loans become adjustable after their two or three year fixed rate period. This is due to the loan rates resetting every six months, subject to various caps and floors, versus the monthly reset on the rate passed through to the investors in the mortgage-related securities and holders of the securitization bonds.

Accordingly, Fortes’ business, financial condition, liquidity and results of operations may be significantly harmed as a result of increased interest rates.

Fortes’ hedging strategies may not be successful in mitigating its risks associated with interest rates.

While Fortes intends to use various derivative financial instruments to provide a level of protection against interest rate risks, no hedging strategy can provide complete protection. When rates change, Fortes expects to record a gain or loss on derivatives which would be offset by an inverse change in the value of loans held for sale, securitized loans subject to portfolio-based accounting and mortgage-related securities. We cannot assure you that such planned use of derivatives will offset the risks related to changes in interest rates. There have been periods, and it is likely that there will be periods in the future, during which Fortes will not have offsetting gains or losses in loan values after accounting for its derivative financial instruments. The derivative financial instruments Fortes selects may not have the effect of reducing its interest rate risk. In addition, the nature and timing of hedging transactions may influence the effectiveness of these strategies. Poorly designed strategies, improperly executed transactions, or inaccurate assumptions could actually increase its risk and losses. In addition, hedging strategies involve transaction and other costs. We cannot assure you that such hedging strategy and the derivatives that Fortes uses will adequately offset the risk of interest rate volatility or that such hedging transactions will not result in losses.

Fortes’ business requires a significant amount of cash and if it is not available its business will be significantly harmed.

Fortes’ intended primary sources of cash are revolving warehouse and repurchase facilities and the proceeds from the sales and securitizations of its loans. Fortes requires substantial cash to fund its loan originations, to pay its loan origination expenses and to hold its loans pending sale or securitization. Also, if Fortes acts as a servicer of loans, Fortes shall be required to advance delinquent principal and interest payments, unpaid property taxes, hazard insurance premiums, and foreclosure and foreclosure-related costs. Fortes’ reverse repurchase facilities also require Fortes to observe certain financial covenants, including the maintenance of minimum levels of cash and general liquidity, minimum leverage rations, minimum levels of tangible net worth and minimum levels of net income.

If Fortes defaults on covenants or is otherwise unable to access funds under any of its facilities, or if the lenders do not honor their commitments for any reason, Fortes will have to curtail its loan origination activities. This would result in a decrease of future revenues, planned profits from loan sales and adversely effect its ability to continue as a going concern.

The timing of Fortes’ loan dispositions (which will be periodic) will not always be matched to the timing of the remittance of its expenses (which are continuous). This requires Fortes to maintain significant levels of cash to maintain acceptable levels of liquidity. When Fortes securitizes its loans or sells its loans with a retained interest, Fortes may not receive any amounts in excess of the principal amount of the loan for up to 12 months or longer. Further, any decrease in demand in the whole loan market such that Fortes is unable to timely and profitably sell its loans could inhibit its ability to meet its liquidity demands.

Fortes’ business depends on the availability of mortgages at reasonable rates.

The success of Fortes’ mortgage origination business is dependent on the availability of mortgage funding at reasonable rates. Although there has been almost no limitation on the availability of mortgage funding in the last few years, we cannot assure you that mortgages at attractive rates will continue to be available. Increases in mortgage rates could adversely affect Fortes’ operations and profitability.

Fortes’ business depends on its ability to secure warehouse and repurchase facilities that are adequate to support its business plan.

Fortes relies upon warehouse and repurchase credit facilities to fund loan originations prior their sale into the secondary market. The warehouse lender generally contributes approximately 98% of the loan amount, and Fortes contributes the remainder. Fortes currently has three reverse repurchase agreements in place. The inability to secure additional warehouse lines or the loss of its existing or future warehouse and repurchase credit facilities would significantly impair Fortes’ ability to engage in wholesale mortgage lending and would have a significant, adverse effect on its financial condition. The inability to secure additional warehouse and repurchase credit facilities on favorable terms, or the loss of any primary warehouse or repurchase credit facility would seriously affect Fortes’ ability to continue to fund loans, and if Fortes is unable to maintain a primary warehouse line or an alternative lender cannot be arranged, its business model would be in jeopardy.

Fortes’ rights to cash flow from its anticipated mortgage-related securities and securitized loans subject to portfolio-based accounting will be subordinate to senior interests and may fail to generate any revenues for Fortes if the revenue stream only generates enough revenues to pay the senior interest holders.

As part of the credit enhancement for Fortes’ anticipated securitizations and loan sales with retained interests, the net cash flow that Fortes may receive from the securitized loans and the mortgage-related securities will generally represent the excess of amounts, if any, generated by the underlying mortgage loans over the amounts required to be paid to the senior security holders or loan purchasers. This is also after deduction of servicing fees and any other specified expenses related to the sale or securitization. These excess amounts are derived from, and are affected by, the interplay of several factors, including:

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the extent to which the interest rates of the mortgage loans exceed the interest rates payable to the senior security holders or loan purchasers;

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the level of losses and delinquencies experienced on the underlying loans; and

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the extent to which the underlying loans are prepaid by borrowers in advance of scheduled maturities.

Any combination of the factors listed above may reduce the future income Fortes receives from and the value of its securitized loans and mortgage-related securities. If a gain has been recorded at the time of a sale or securitization based upon assumptions as to the levels of future income streams, and actual income streams are less than assumed or if Fortes changes its assumptions based upon its actual loss and delinquency experience, Fortes may be required to record a charge against our earnings.

If Fortes does not manage its growth effectively, its financial performance could be harmed.

To execute on its business plan, Fortes expects to experience rapid growth that may create certain pressures on its limited management, administrative, operational and financial infrastructure. Fortes will need to develop, upgrade and expand its financial, operational and managerial systems and controls. The planned growth of its business will require capital, systems development and human resources far beyond what it currently has. There is no assurance that Fortes or the post-merger company will be able to:

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meet its capital needs;

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develop and expand its systems effectively;

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allocate its human resources optimally;

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identify and hire qualified employees;

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satisfactorily perform its servicing obligations; or

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incorporate effectively the components of any businesses that it may acquire in its effort to achieve growth.

The failure to manage growth effectively would significantly harm Fortes’ business, financial condition, liquidity and results of operations.

If Fortes fails to expand its controls and integrate new personnel to support its anticipated growth, its business operations will suffer.

In the near term, Fortes plans to undergo rapid growth in the number of its employees, the size of its physical facilities and the scope of its operations. Fortes’ business, prospects, results of operations or financial condition could be harmed if it encounters difficulties in effectively managing the budgeting, forecasting and other process control issues presented by such a rapid expansion.

The inability to attract and retain qualified employees could significantly harm Fortes’ business.

Fortes will depend on its wholesale account executives and retail loan officers to attract borrowers by, among other things, developing relationships with financial institutions, other mortgage companies and brokers, real estate agents, borrowers and others. Fortes believes that these relationships will lead to repeat and referral business. The market for skilled executive officers, account executives and loan officers is highly competitive and historically has experienced a high rate of turnover. In addition, if a manager leaves Fortes there is an increased likelihood that other members of his or her team will follow. Competition for qualified account executives and loan officers may lead to increased hiring and retention costs. If Fortes is unable to attract or retain a sufficient number of skilled account executives at manageable costs, it will be unable to originate quality mortgage loans that it is able to sell for a profit, which will reduce its revenues.

An interruption in or breach of Fortes’ information systems may result in lost business.

Fortes relies heavily on communications and information systems to conduct its business. As Fortes implements its growth strategy and increases its volume of loan production, that reliance is expected to increase. Any failure or interruption or breach in security of Fortes’ information systems or the third-party information systems on which it may rely could cause underwriting or other delays and could result in fewer loan applications being received, slower processing of applications and reduced efficiency in loan servicing. We cannot assure you that such failures or interruptions will not occur or if they do occur that they will be adequately addressed by Fortes or the third parties on which it relies. The occurrence of any failures or interruptions could significantly harm Fortes’ business.

The success and growth of Fortes’ business will depend on its ability to adapt to and implement technological changes.

Fortes’ mortgage loan origination business is currently dependent on its ability to effectively interface with its brokers, borrowers and other third parties and to efficiently process loan applications and closings. The origination process is becoming more dependent upon technological advancement, such as the ability to process applications over the Internet, accept electronic signatures, provide process status updates instantly and other customer-expected conveniences that are cost-efficient to the process. In addition, competition and increasing regulation may increase Fortes’ reliance on technology as a means to improve efficiency. Implementing this new technology and becoming proficient with it may also require significant capital expenditures. As these requirements increase in the future, Fortes will have to fully develop these technological capabilities to remain competitive or its business will be significantly harmed.

If Fortes is unable to develop, maintain and expand its network of independent brokers, its loan origination business will decrease.

It is anticipated that a significant amount of Fortes’ originations of mortgage loans will come from independent brokers. Fortes’ brokers will not be contractually obligated to do business with Fortes. Additionally, competitors may also have relationships with Fortes’ brokers and actively compete with Fortes in its efforts to expand its broker networks. There is no assurance that Fortes will be successful in developing and maintaining its relationships or expanding its broker networks, the failure of which could significantly harm its business, financial condition, liquidity and results of operations.

Fortes may not be able to sell and securitize its mortgage loans on terms and conditions that are profitable to Fortes.

A substantial portion of Fortes’ anticipated revenues will likely come from the gain on sale generated by sales of pools of Fortes’ mortgage loans as whole loans. Fortes plans to make whole loan sales to a limited number of institutional purchasers, some of which may be frequent, repeat purchasers, and others of which may make only one or a few purchases. We cannot assure you that Fortes will have purchasers for its loans on terms and conditions that will be profitable to Fortes. Also, even though the mortgage loans might be generally marketable to multiple purchasers, certain loans may be marketable to only one or a few purchasers, thereby increasing the risk that Fortes may be unable to sell such loans at a profit.

Fortes also relies on its ability to securitize its mortgage loans to realize a greater percentage of the full economic value of the loans. We cannot assure you that Fortes will be successful in securitizing mortgage loans. Its ability to complete securitizations of its loans will depend upon a number of factors, including conditions in the credit and securities markets generally, conditions in the asset-backed securities market specifically, the availability of credit enhancements such as financial guarantee insurance, a senior subordinated structure or other means, and the performance of Fortes’ previously securitized loans.

Financial results will fluctuate as a result of seasonality and other timing factors, which makes it difficult to predict Fortes’ future performance.

Fortes’ business is generally subject to seasonal trends. These trends reflect the general pattern of housing sales, which typically peak during the spring and summer seasons. Fortes’ quarterly operating results are expected to fluctuate in the future, reflecting the seasonality of the industry. Further, if the closing of a sale of loans is postponed, the recognition of gain from the sale is also postponed. If such a delay causes Fortes to recognize income in the next quarter, its results of operations for the previous quarter could be significantly depressed.

Fortes is subject to losses due to fraudulent and negligent acts on the part of loan applicants, mortgage brokers, other vendors and its employees.

When Fortes originates mortgage loans, it will rely heavily on information supplied by third parties including the information contained in the loan application, property appraisal, title information and employment and income documentation. If any of this information is intentionally or negligently misrepresented and such misrepresentation is not detected prior to loan funding, the value of the loan may be significantly lower than expected. Whether a misrepresentation is made by the loan applicant, the mortgage broker, another third party or one of its own employees, Fortes will generally bear the risk of loss associated with the misrepresentation. A loan subject to a material misrepresentation is typically unsaleable or subject to repurchase if it is sold prior to detection of the misrepresentation. Even though Fortes may have rights against persons and entities who made or knew about the misrepresentation, such persons and entities are often difficult to locate and it is often difficult to recover any monetary losses as a result of their actions.

Fortes plans to utilize controls and processes designed to help it identify misrepresented information in its loan origination operations. We cannot assure you, however, that it has detected or will detect all misrepresented information in its loan originations. Fortes could be subject to losses due to fraudulent and negligent acts in other parts of its operations. If Fortes experiences a significant number of such fraudulent or negligent acts, its business, financial condition, liquidity and results of operations would be significantly harmed.

Defective loans may harm Fortes’ business.

In connection with the sale and securitization of loans, Fortes is required to make a variety of customary representations and warranties regarding its company and the loans. Fortes is subject to these representations and warranties for the life of the loan and they relate to, among other things:

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compliance with laws;

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regulations and underwriting standards;

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the accuracy of information in the loan documents and loan file; and

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the characteristics and enforceability of the loan.

A loan that does not comply with these representations and warranties may take longer to sell, impact Fortes’ ability to obtain third party financing, be unsaleable or saleable only at a discount. If such a loan is sold before Fortes detects a non-compliance, Fortes may be obligated to repurchase the loan and bear any associated loss directly, or it may be obligated to indemnify the purchaser against any such losses, either of which could reduce Fortes’ cash available for operations and liquidity. Although Fortes believes that it has qualified personnel at all levels and expects to have established controls to ensure that all loans are originated to the market’s requirements, we cannot assure you that Fortes will not make mistakes, or that certain employees will not violate its lending policies.

If the prepayment rates for mortgage loans are higher than expected, Fortes’ results of operations may be significantly harmed.

When a borrower pays off a mortgage loan prior to the loan’s scheduled maturity, the impact on Fortes depends upon when such payoff or “prepayment” occurs. Prepayment losses generally occur after Fortes sells or securitizes its loans, and the extent of its losses depends on when the prepayment occurs. If the prepayment occurs:

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within 12 to 18 months following a whole loan sale, Fortes may have to reimburse the purchaser for all or a portion of the premium paid by the purchaser for the loan, again resulting in a loss of profit on the loan; or

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after Fortes has securitized the loan or sold the loan in a sale with a retained interest, it loses the future income from that loan, and if it recorded a gain at the time of such securitization or sale, Fortes may be required to record a charge against its earnings if actual prepayment rates for the related pool of loans are higher than the prepayment rates assumed in recording the gain at the time of sale or securitization.

Prepayment rates on mortgage loans vary from time to time and tend to increase during periods of declining interest rates. Fortes plans seek to minimize its prepayment risk through a variety of means, including originating a significant portion of loans with prepayment penalties with terms of two to five years. No strategy, however, can completely insulate Fortes from prepayment risks, whether arising from the effects of interest rate changes or otherwise.

Fortes is exposed to environmental liabilities with respect to properties that it takes title to upon foreclosure, that could increase costs of doing business and harm its results of operations.

In the course of its servicing activities, Fortes may foreclose and take title to residential or commercial properties and become subject to environmental liabilities with respect to those properties. Fortes may be held liable to a governmental entity or to third parties for property damage, personal injury, investigation and clean-up costs incurred by these parties in connection with environmental contamination, or may be required to investigate or clean up hazardous or toxic substances, or chemical releases at a property. The costs associated with investigation or remediation activities could be substantial. Moreover, as the owner or former owner of a contaminated site, Fortes may be subject to common law claims by third parties based upon damages and costs resulting from environmental contamination emanating from the property. If Fortes becomes subject to significant environmental liabilities, its business, financial condition, liquidity and results of operations would be significantly harmed.

Compliance with Section 404 of the Sarbanes-Oxley Act on a timely basis may strain our limited financial and management resources, negatively affect our operating results, and cause us to fail to meet our reporting obligations.

The SEC, as directed by Section 404 of the Sarbanes-Oxley Act, adopted rules generally requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual report on Form 10-K that contains an assessment by management of the effectiveness of the company’s internal controls over financial reporting. This requirement first applied to our annual report on Form 10-K for the fiscal year ending March 31, 2008. In addition, commencing with our annual report for the fiscal year ending March 31, 2010 our independent registered accounting firm must attest to and report on management’s assessment of the effectiveness of our internal controls over financial reporting.

We have not yet developed a Section 404 implementation plan. We have in the past discovered, and may in the future discover, areas of our internal controls that need improvement. How companies should be implementing these new requirements including internal control reforms to comply with Section 404’s requirements and how independent auditors will apply these requirements and test companies’ internal controls, is still reasonably uncertain.

We expect that we will need to hire and/or engage additional personnel and incur incremental costs in order to complete and manage the work required by Section 404. We may not be able to complete a Section 404 plan on a timely basis. Additionally, upon completion of a Section 404 plan, we may not be able to conclude that our internal controls are effective, or in the event that we conclude that our internal controls are effective, our independent accountants may disagree with our assessment and may issue a report that is qualified. The financial and management resources required to implement and comply with Section 404, and any failure to implement required new or improved controls or difficulties encountered in their management and implementation, could negatively affect our operating results or cause us to fail to meet our reporting obligations.

Statutory And Regulatory Risks

Fortes is subject to extensive regulation.

Fortes’ operations are subject to extensive regulation, supervision and licensing by federal, state and local governmental authorities and are subject to various laws and judicial and administrative decisions imposing requirements and restrictions on part or all of its operations. Its consumer lending activities are subject to the Federal Truth-in-Lending Act and Regulation Z (including the Home Ownership and Equity Protection Act of 1994), the Federal Equal Credit Opportunity Act, as amended, and Regulation B, the Fair Credit Reporting Act of 1970, as amended, the Federal Real Estate Settlement Procedures Act and Regulation X, the Home Mortgage Disclosure Act, the Federal Debt Collection Practices Act and the National Housing Act of 1934, as well as other federal and state statutes and regulations affecting its activities. Current dislocations in the housing markets could lead to major regulatory changes, which could adversely affect Fortes operations and its business plan.

Fortes is also subject to the rules and regulations of, and examinations by, state regulatory authorities with respect to originating and processing loans. These rules and regulations, among other things, impose licensing obligations, establish eligibility criteria for mortgage loans, prohibit discrimination, govern inspections and appraisals of properties and credit reports on loan applicants, collection, foreclosure and claims handling, investment and interest payments on escrow balances and payment features, mandate certain disclosures and notices to borrowers and, in some cases, fix maximum interest rates, fees and mortgage loan amounts. Failure to comply with these requirements can lead to loss of approved status, certain rights of rescission for mortgage loans, class action lawsuits and administrative enforcement action.

The anticipated nationwide scope of Fortes’ operations exposes it to risks of noncompliance with an increasing and inconsistent body of complex laws and regulations at the federal, state and local levels.

Fortes must comply with the state laws and regulations, as well as judicial and administrative decisions, of all of the states and jurisdictions where it does business, as well as an extensive body of federal laws and regulations. The volume of new or modified laws and regulations has increased in recent years, and, in addition, individual cities and counties have begun to enact laws that restrict non-prime loan origination activities in those cities and counties. The laws and regulations of each of these jurisdictions are different, complex and, in some cases, in direct conflict with each other. As Fortes’ operations continue to grow, it may be more difficult to comprehensively identify, accurately interpret and properly program its technology systems and effectively train its personnel with respect to all of these laws and regulations, thereby potentially increasing exposure to the risks of noncompliance with these laws and regulations.

Failure to comply with these laws can lead to:

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civil and criminal liability;

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loss of approved status;

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demands for indemnification or loan repurchases from purchasers of loans;

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class action lawsuits; and

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administrative enforcement actions.

Some states in which Fortes operates may impose regulatory requirements on its officers and directors and persons holding certain amounts, usually 10% or more, of its securities. If any person holding such an amount of stock fails to meet or refuses to comply with a state’s applicable regulatory requirements for mortgage lending, Fortes could lose its authority to conduct business in that state.

Fortes may be subject to fines or other penalties based upon the conduct of its independent brokers.

The mortgage brokers from which Fortes obtains loans have parallel and separate legal obligations to which they are subject. While these laws may not explicitly hold the originating lenders responsible for the legal violations of mortgage brokers, increasingly federal and state agencies have sought to impose such assignee liability. Recently, for example, the U.S. Federal Trade Commission (“FTC”) entered into a settlement agreement with a mortgage lender where the FTC characterized a broker that had placed all of its loan production with a single lender as the “agent” of the lender. The FTC imposed a fine on the lender in part because, as “principal,” the lender was legally responsible for the mortgage broker’s unfair and deceptive acts and practices. The U.S. Justice Department in the past has sought to hold a non-prime mortgage lender responsible for the pricing practices of its mortgage brokers, alleging that the mortgage lender was directly responsible for the total fees and charges paid by the borrower under the Fair Housing Act even if the lender neither dictated what the mortgage broker could charge nor kept the money for its own account. Accordingly, Fortes may be subject to fines or other penalties based upon the conduct of its independent mortgage brokers.

Fortes is not able to rely on the Alternative Mortgage Transactions Parity Act to preempt certain state law restrictions on prepayment penalties, and it may be unable to compete effectively with financial institutions that are exempt from such restrictions.

The value of a mortgage loan depends, in part, upon the expected period of time that the mortgage loan will be outstanding. If a borrower pays off a mortgage loan in advance of this expected period, the holder of the mortgage loan does not realize the full value expected to be received from the loan. A prepayment penalty payable by a borrower who repays a loan earlier than expected helps offset the reduction in value resulting from the early payoff. Consequently, the value of a mortgage loan is enhanced to the extent the loan includes a prepayment penalty, and a mortgage lender can offer a lower interest rate and/or lower loan fees on a loan which has a prepayment penalty. Prepayment penalties are an important feature to obtain value on the loans Fortes originates.

Certain state laws restrict or prohibit prepayment penalties on mortgage loans, namely the federal Alternative Mortgage Transactions Parity Act (the “Parity Act”) and related rules issued in the past by the Office of Thrift Supervision (the “OTS”) to preempt state limitations on prepayment penalties. The Parity Act was enacted to extend to financial institutions, other than federally chartered depository institutions, the federal preemption which federally chartered depository institutions enjoy. However, in 2002, the OTS released a rule that reduced the scope of the Parity Act preemption that has the effect of preventing Fortes from relying on the Parity Act to preempt state restrictions on prepayment penalties. The elimination of this federal preemption requires Fortes to comply with state restrictions on prepayment penalties. This may place Fortes at a competitive disadvantage relative to financial institutions that will continue to enjoy federal preemption of such state restrictions because such institutions will be able to charge prepayment penalties without regard to state restrictions and thereby may be able to offer loans with interest rate and loan fee structures that are more attractive than Fortes is able to offer.

The increasing number of federal, state and local “anti-predatory lending” laws may restrict the post-merger company’s ability to originate or increase its risk of liability with respect to certain mortgage loans and could increase the cost of doing business.

In recent years, several federal, state and local laws, rules and regulations have been adopted, or are under consideration, that are intended to eliminate so-called “predatory” lending practices. These laws, rules and regulations impose certain restrictions on loans on which certain points and fees or the annual percentage rate (“APR”) exceeds specified thresholds, commonly referred to as “high cost” loans. Some of these restrictions expose a lender to risks of litigation and regulatory sanction no matter how carefully a loan is underwritten. In addition, an increasing number of these laws, rules and regulations seek to impose liability for violations on purchasers of loans, regardless of whether a purchaser knew of or participated in the violation.

Fortes intends to generally avoid originating “high cost” loans because the rating agencies generally will not rate securities backed by such loans and the companies that buy Fortes’ loans and/or provide financing for Fortes’ loan origination operations generally do not want to buy or finance such loans. The continued enactment of these laws, rules and regulations may prevent Fortes from making certain loans that it would otherwise make, may cause Fortes to cease operations in certain jurisdictions altogether and may cause Fortes to reduce the APR or the points and fees on loans that it does make. In addition, the difficulty of managing the risks presented by these laws, rules and regulations may decrease the availability of warehouse financing and the overall demand for non-prime loans, making it difficult to fund, sell or securitize any of Fortes’ loans. If Fortes decides to relax its anticipated restrictions on loans subject to these laws, rules and regulations, it will be subject to greater risks for actual or perceived non-compliance with such laws, rules and regulations, including demands for indemnification or loan repurchases from its lenders and loan purchasers, class action lawsuits, increased defenses to foreclosure of individual loans in default, individual claims for significant monetary damages, and administrative enforcement actions. If nothing else, the growing number of these laws, rules and regulations will increase Fortes’ cost of doing business as it is required to develop systems and procedures to ensure that it does not violate any aspect of these new requirements. Any of the foregoing could significantly harm Fortes’ business, financial condition, liquidity and results of operations.

THE SPECIAL MEETING OF OUR SHAREHOLDERS

Date, Time, and Place of the Special Meeting

The special meeting will be held on August 25, 2008, beginning at 8:00 a.m., local time, at 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014, and at any adjournment of the special meeting.

Purpose of the Special Meeting

The purpose of the special meeting is to consider and vote upon a proposal to approve the merger agreement and the amended and restated articles of incorporation. This proxy statement is being furnished to our shareholders as part of the solicitation of proxies by the sole member of our board of directors for use at the special meeting. A copy of the merger agreement is attached to this proxy statement as Appendix A and a copy of the amended and restated articles of incorporation is attached to this proxy statement as Exhibit B to the merger agreement.

Recommendation of our Sole Director

Our sole director has determined that the merger agreement and the amended and restated articles of incorporation are advisable, fair to, and in the best interests of our shareholders, has approved and authorized in all respects the merger agreement and the amended and restated articles of incorporation, and recommends that you vote “FOR” the approval of the merger agreement and “FOR” the approval of the amended and restated articles of incorporation. Vision Global Solutions, Inc., as the sole shareholder of VGS Acquisition, approved the merger on May 13, 2008. If our shareholders fail to approve the merger agreement, the merger will not occur. Because the approval of the amended and restated articles of incorporation is a condition to the closing of the merger, if our shareholders fail to approve the amended and restated articles of incorporation, the merger will not occur. Similarly, because the amended and restated articles of incorporation are being adopted to facilitate the merger, if the merger is not approved, we will not proceed with the amended and restated articles of incorporation.

Record Date and Shares Entitled to Vote at the Special Meeting

We have fixed the close of business on July 31, 2008 as the record date for the special meeting, and only shareholders of record on the record date are entitled to vote at the special meeting. You may vote all shares of common stock that you owned of record at the close of business on the record date.

As of the record date, 75,493,885 shares of our common stock were outstanding and entitled to vote at the special meeting. We had no outstanding shares of preferred stock on the record date.

If you beneficially own shares that are held in “street name” by your broker, bank, or other nominee, you must follow the directions that you have received, or will receive, from your broker, bank, or other nominee regarding how to provide voting instructions. You are not entitled to vote directly shares that are registered in someone else’s name. Unless you instruct your broker, bank, or other nominee how to vote your shares, they will not be voted at the special meeting, which will have the same effect as a vote against approval of the merger agreement and amended and restated articles of incorporation.

Quorum; Abstentions and Broker Non-Votes

The holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting, represented in person or by proxy, will constitute a quorum for purposes of the special meeting. A quorum is necessary to hold the special meeting.

Once a share of our common stock is represented at the special meeting, it will be counted for the purpose of determining a quorum and any adjournment of the special meeting unless the holder is present solely to object to the special meeting. However, if a new record date is set for an adjourned meeting, then a new quorum will need to be established.

Abstentions and “broker non-votes” will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists and will have the same effect as votes against approval of the merger agreement. A “broker non-vote” with respect to specified shares will result from a beneficial owner’s failure to instruct a broker, bank, or other nominee how to vote the shares with respect to the proposal to approve the merger agreement.

Attendance at the Special Meeting

All of our shareholders as of the record date, or their legally authorized proxies named in the proxy card, may attend the special meeting. Cameras, recording devices, and other electronic devices will not be permitted at the meeting. If your shares are held in the name of a broker, bank, or other nominee, you should bring a proxy or letter from the broker, bank, or nominee confirming your beneficial ownership of the shares. We reserve the right to refuse admittance to anyone not presenting proper proof of share ownership.

Vote Required for Approval of the Merger Agreement and the Amended and Restated Articles of Incorporation

Approval of the merger agreement and the amended and restated articles of incorporation requires the approval of the holders, as of the record date of July 31, 2008, of a majority of the outstanding shares of our common stock.  You are entitled to one vote for each share of our common stock that you own as of the record date. Vision Global Solutions, Inc., as the sole shareholder of VGS Acquisition, approved the original merger agreement on May 13, 2008, and the merger agreement as amended on August 4, 2008.

Voting by Proxy

If you hold stock in your name as a shareholder of record, please complete, sign, date, and return the accompanying proxy card in the enclosed envelope. If you hold your stock in “street name” through a broker, bank, or other nominee, please direct the broker, bank, or other nominee how to vote your shares in accordance with the instructions that you have received, or will receive, from that person.

If you sign, date, and mail your proxy card without indicating how you wish to vote, your proxy will be voted in favor of the approval of the merger agreement and the amended and restated articles of incorporation. If you fail to return your proxy card and do not vote in person at the special meeting, it will have the same effect as a vote against the approval of the merger agreement and the amended and restated articles of incorporation.

Right to Revoke Proxies

You have the right to change or revoke your proxy at any time before the vote is taken at the special meeting by: (1) attending the special meeting in person and voting; (2) submitting a later-dated proxy card; or (3) notifying us that you are revoking your proxy by delivering a later-dated written statement to that effect to us at Vision Global Solutions, Inc., 10600 North De Anza Boulevard, Suite 250, Cupertino, California 95014, Attention: Chief Executive Officer. Simply attending the special meeting, however, will not be sufficient to revoke your proxy. Furthermore, if you have instructed a broker, bank, or other nominee to vote your shares, these options for changing your vote do not apply, and instead you must follow the instructions received from your broker, bank, or other nominee to change your vote.

Other Business

Our management is not aware of any matters to be presented for action at the special meeting other than those set forth in this proxy statement. However, should any other business properly come before the special meeting, or any adjournment of the meeting, the enclosed proxy confers upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the same in respect of any such other business in accordance with their best judgment in the interest of our company.

Adjournment

Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies. Whether or not a quorum exists, a proposal to adjourn the special meeting for the purpose of soliciting additional proxies will be approved upon the affirmative vote of the holders of a majority of the shares entitled to vote at the special meeting and present in person or by proxy at the special meeting. The proxy holders will be authorized to vote any signed proxies received by us in which no voting instructions are provided on such matter in favor of an adjournment in these circumstances. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned.

Expenses of Proxy Solicitation

The expenses of preparing, printing, and mailing this proxy statement and the proxies solicited by this proxy statement will be borne by us. Upon request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses for forwarding material to the beneficial owners of shares held of record by others.

In addition, our directors, officers, employees, and other agents may solicit proxies on our behalf from shareholders by telephone, by other electronic means, or in person, although such persons will not receive additional compensation from us for their proxy solicitation activities.

Questions and Additional Information

If you have more questions about the merger agreement or the amended and restated articles of incorporation, need assistance in submitting your proxy or voting your shares, or need additional copies of the proxy statement or the enclosed proxy card, you can call (408) 517-3304. If your broker, bank, or other nominee holds your shares, you should call that person for additional information.

PROPOSAL I - APPROVAL OF THE MERGER AGREEMENT AND MERGER

General Description of the Merger

Pursuant to the merger, VGS Acquisition will be merged with and into Fortes, which will continue as the surviving corporation under the name “Fortes Financial, Inc.” In the merger, (1) each outstanding share of common stock, Series A preferred stock and Series B preferred stock of Fortes will be exchanged for one share of our common stock, (2) each outstanding share of Fortes’ Series C preferred stock will be converted into one share of our Series A preferred stock, (3) each outstanding option or warrant to purchase shares of common stock of Fortes will be exchanged for an option or warrant to purchase the same number of shares of our common stock on the same terms, and (4) each outstanding promissory note which is convertible into shares of common stock of Fortes will be exchanged for a promissory note convertible into shares of our common stock on the same terms. In the merger, and after taking into account a one-for-80 reverse stock split, we currently anticipate issuing 20,720,00 shares of our common stock, 5,000 shares of our Series A preferred stock (convertible into 3,333,333 shares of our common stock), and warrants to purchase 11,388,936 shares of our common stock, in each case to the existing shareholders of Fortes. In addition, a $5,000,000 outstanding promissory note issued by Fortes to Castlerigg is convertible into 3,333,333 shares of common stock (at a conversion price $1.50), which in the merger will convert into a promissory note with the right to purchase our common stock on the same terms. Additionally, the outstanding shares of Fortes’ Series C preferred stock are convertible into 3,333,333 shares of Fortes’ common stock. Further five-year warrants to purchase up 2,500,000 shares of Fortes’ common stock exercisable at $1.50 per share may be issued to investors and/or placement agents in connection with the additional sale of shares of Series B Preferred Stock of Fortes prior to the merger. After the merger, neither our sole director and officer, nor any of our current shareholders will beneficially own more than 5% of our common stock.

After the merger, Fortes will be the surviving company and will be our wholly-owned subsidiary. As consideration for the merger, we will be issuing our equity securities to the existing equity holders of Fortes as outlined above. No cash consideration will be exchanged. As a condition to the merger, we also must adopt the amended and restated articles of incorporation, as discussed in greater detail under “Proposal II – Approval of the Amended Articles”.

Series A Preferred Stock

As a condition for closing the merger, we must adopt and file the amended and restated articles of incorporation, which among other actions, creates a series of preferred stock, “Series A Preferred Stock.” In the merger, the Series C preferred stock of Fortes will be exchanged for our Series A preferred stock. Our Series A preferred stock will be entitled to cumulative annual dividends of 10% of the “Original Issue Price” of $1,000 per share (subject to adjustments) and, in preference to our common stock and any other junior stock, will be entitled to such Original Issue Price plus accumulated but unpaid dividends upon liquidation. No dividends may be paid on our common stock unless and until the declared dividends are paid on our Series A preferred stock. After October 31, 2008, the holders of our Series A preferred stock will be permitted to convert their shares into that number of shares of common stock equal to the Original Issue Price divided by $1.50, or, subject to adjustments, 1,333 shares of our common stock.  The holders of our Series A preferred stock are also entitled to vote with the common stock on an as-converted basis. We may be obligated (at the holder’s option) to redeem, at any time after April 30, 2009, all shares of our Series A preferred stock issued and outstanding for the Original Issue Price plus accumulated but unpaid dividends, and may redeem the shares of Series A preferred stock prior to such date at our option, subject to cash availability and outstanding contractual restrictions. Our Series A preferred stock is described in greater detail under “Proposal II – Approval of the Amended Articles.”

Warrants, Options and Derivatives

Prior to the merger, Fortes is expected to have outstanding warrants to purchase up to approximately 11,388,936 shares of common stock of Fortes. In addition, a $5,000,000 outstanding five year promissory note issued by Fortes to Castlerigg on June 27, 2008 is convertible into 3,333,333 shares of common stock (at a conversion price $1.50) and in addition to customary adjustments, has certain preemptive and anti-dilution rights as described in greater detail under “Business of Fortes.” Additionally, the outstanding 5,000 shares of Fortes Series C preferred stock are convertible into 3,333,333 shares of Fortes’ common stock. If the merger is completed, these warrants and other rights to convert will convert into warrants and rights to purchase, or to convert into, our common stock on the same terms. The terms of the Fortes’ warrants are as follows: (i) warrants to purchase 317,003 shares of common stock at an exercise price of $0.75 with a five year term; (ii) warrants to purchase 593,464 shares of common stock at an exercise price of $1.50 with a five year term, (iii) warrants to purchase 720,000 shares of common stock at an exercise price of $1.00 with a five year term;

(iv) warrants to purchase 3,333,333 shares of common stock at an exercise price of $1.00 with a five year term with certain preemptive and anti-dilution rights (described in greater detail under “Business of Fortes”); and (v) warrants to purchase 6,360,000 shares of common stock at an exercise price of $0.01 with a ten year term. Additionally, warrants to purchase up to 2,500,000 shares of common stock exercisable at $1.50 per share with a five year term may be issued to investors and/or placement agents in connection with the additional sale of Series B preferred stock of Fortes prior to the merger.  These warrants are subject to adjustments in the event of stock splits, recapitalization, dividends and similar events. Fortes has no options outstanding and does not anticipate having options outstanding at the time of the merger. All warrants referenced above expire in 2012 or later.

Background of Our Company and Reasons for Merger

We currently have no business operations, assets or liabilities. We are a “shell” corporation as such term is defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”). As a shell corporation, we have pursued a business combination transaction with an existing private business enterprise that might have a desire to take advantage of our status as a public corporation. In the event this merger transaction with Fortes is not approved or otherwise does not close, management does not intend to target any particular industry but rather intends to judge any possible opportunity based on its individual merits. Any such transaction will likely have a dilutive effect on the interests of our shareholders that will, in turn, reduce your proportionate ownership and voting power in our company.

In reaching the decision to merge with Fortes, the sole member of our board of directors considered several factors, including, but not limited to:

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our status as a shell company;

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the collective experience of the management of Fortes in the U.S. finance company business; and

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the acquisition or merger with an operating private entity.

The foregoing discussion of the information and factors considered by our sole director is not intended to be exhaustive, but includes the material factors considered. In view of the variety of factors considered in connection with its evaluation of the transaction and the offer price, our sole director did not find it practicable to, and did not, quantify or otherwise assign relative weight to the specific factors considered in reaching its determinations and recommendations. Our sole director did not engage in any formal valuation of Fortes due to the size of the transaction and our current lack of liquidity.

History of the Merger Transaction

In late 2006, certain individuals entered into a share purchase agreement (the “Share Purchase Agreement”) with certain major stockholders of our company, pursuant to which such major stockholders sold a majority of the outstanding shares of our company for $650,000. These individual buyers, two of whom are related to Laird Q. Cagan, Chairman of Fortes, approached Fortes regarding a potential business combination and, on May 14, 2008, our company and Fortes entered into an Agreement and Plan of Reorganization. On August 4, 2008, our company amended and restated the Agreement and Plan of Reorganization to account for certain changes in the capital structure of Fortes.

Our sole director and management believe that the opportunity to merge with Fortes represents the best opportunity for a business combination currently available to us.

Management and Operations After the Merger

In the merger, after taking into account the one-for-80 reverse stock split, Fortes’ shareholders will be issued a total of 20,720,000 shares of our common stock, and 5,000 shares of our Series A preferred stock (plus convertible debt and outstanding warrants convertible into an excess of 16,000,000 shares of our common stock). This will represent approximately 96% of our outstanding common stock after the merger (or over 98% on a fully diluted basis) and 100% of our outstanding preferred stock after the merger. After the merger, three designees of Fortes will be appointed to our board of directors. In the merger, the articles of incorporation, bylaws, board of directors and officers of Fortes will become the articles of incorporation, bylaws, board of directors and officers of the surviving corporation.

Fortes has advised us that immediately prior to the merger, the board of directors of Fortes will consist of Mr. Cagan, Mr. Levasseur, and Mr. McTeigue. Fortes has advised us that the same individuals will be its designees for our board of directors.

Interests in the Merger of Our Sole Director and Executive Officer, and Other Related Persons

As of the record date, our sole director and officer beneficially owned approximately 2.6% of our outstanding common stock. Other than his interest as a shareholder, he has no direct or indirect interest in the merger, the merger agreement, or the amended and restated articles of incorporation. Two of our shareholders, Elizabeth Rose and James Wolfenbarger, each of whom are the beneficial owners of slightly more than 5% of our outstanding common stock, are family members (mother and brother-in-law, respectively) of Laird Q. Cagan, the Chairman of Fortes’ Board of Directors. No other related person has any direct or indirect interest in the merger, the merger agreement, or the amended and restated articles of incorporation other than their interests as shareholders. Blair Krueger, counsel for our company, was granted 125,000 shares of our common stock on a post reverse stock split basis (10,000,000 pre-split) as compensation for his services in connection with preparing our company for a merger.

Interests in the Merger of Fortes’ Directors and Executive Officers, and Other Related Persons

The directors and executive officers of Fortes prior to the merger are expected to serve as the directors and executive officers of our company following the merger. Other than the family relationships discussed above, none of Fortes’ directors and executive officers, or other related persons have any other direct or indirect interest in the merger, the merger agreement, or the amended and restated articles of incorporation other than their interests as shareholders. The related party transactions between Fortes and Fortes’ directors, executive officers and other related persons, which will be assumed by VGS Acquisition in the merger, are discussed under “The Business of Fortes” below.

Material United States Federal Income Tax Consequences of the Merger

Neither our company nor our shareholders will recognize gain or loss or income as a result of the merger.

Accounting Treatment

The merger will be accounted for as a reverse acquisition of our company pursuant to which Fortes is considered to be the acquiring entity. In the merger, the shareholders of Fortes will exchange 100% of their shares for approximately 96% of the shares of our company, and Fortes will merge with and into VGS Acquisition. The share exchange will be treated as a recapitalization of Fortes. Fortes will be the continuing entity for financial reporting purposes. After the closing of the merger and as a result of the share exchange, Fortes will account for the recapitalization of its capital stock.

Regulatory Approvals

There are no regulatory approvals required to close the transactions contemplated by the merger agreement.

Trading of our Securities and Stock Market After the Merger

Our common stock is currently traded on the Pink Sheets and will continue to be traded on the Pink Sheets after the merger, though we will be assigned a new trading symbol in association with certain changes to our articles of incorporation. Our current trading symbol is “VIGS.PK.” We will not know the new trading symbol until after the amended and restated articles of incorporation have been filed and we have been assigned a new symbol. Our preferred stock will not be traded on any public market.  Under the terms of Fortes’ registration rights agreement with certain of its investors, if the merger is completed, we will be required to register the resale of certain of the securities we issue in the merger and to apply to have our securities listed on the OTC Bulletin Board.

Restrictions on the Resale of Our Stock After the Merger

The shares of our preferred and common stock that are issued to the existing shareholders of Fortes in the merger will be “restricted securities” (as that term is defined under Rule 144 promulgated under the Securities Act of 1933).  As such, none of the shares issued in the merger may be resold or transferred unless the transaction is registered under the Securities Act or an exemption from registration under the Securities Act and any applicable state securities law is available and complied with.

In general, under Rule 144, as currently in effect, a person (or persons who shares are required to be aggregated) who hold shares in a public reporting company and who is not deemed to be an “affiliate” of such company, as that term is defined under the Securities Act of 1933, and who beneficially owns restricted securities for a period of at least six months since the later of the date such restricted securities were acquired from such company, is entitled to freely sell the “restricted securities.”

However, Rule 144 is not available in certain cases involving shell companies.  Specifically, securities initially issued by a “shell” company, or any company that any time previously has been a “shell” company (like our company following the merger), may not be sold in reliance on Rule 144. A former “shell” can avoid this limitation once it ceases to be a “shell” company, is subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and has filed current “Form 10 information” reflecting its status as an entity that is no longer a “shell” company. Therefore, assuming we continue to comply with the requirements of the Securities Exchange Act of 1934, Rule 144 will become available to our shareholders 12 months after we file a Current Report on Form 8-K with the SEC announcing the merger.

In addition, in the merger, our company will assume that certain registration rights agreement entered into by and among Fortes and Castlerigg Master Investments Ltd., under which Fortes is obligated to register certain shares for resale pursuant to a Form S-1 Registration Statement. Once the resale of these shares is registered, they will be freely transferable.

BUSINESS OF FORTES

Overview of the Finance Company Business and Fortes

Fortes is a development stage company recently formed for the purpose of entering the U.S. finance company business. Fortes intends to leverage the opportunities arising from the current situation in the residential mortgage market to build a nationwide business. Fortes has acquired an existing retail mortgage banking company with a strong management team and intends to pursue the acquisition and assimilation of other mortgage companies/mortgage and mortgage production assets. Longer term, Fortes intends to create a geographically diversified finance company with multiple product lines and sources of revenue. Fortes initially hopes to originate, finance, securitize, and sell mortgage loans secured by residential real estate. The initial focus will be on prime credit assets, including conventional conforming mortgages (Fannie Mae/Freddie Mac loans), prime jumbo mortgages (prime loans with loan balances greater than $729,350), FHA/VA mortgages and reverse mortgages. Until the markets stabilize for Alt-A (low documentation loans) and subprime mortgages, Fortes intends to refrain from originating these products unless the mortgages are originated to the specific guidelines of one of the major commercial bank conduits and committed for sale prior to funding the loans. Fortes plans to employ a business process outsourcing strategy, reducing its overall cost to originate loans by transferring a majority of its expenses from a fixed-cost basis to a variable basis.

The Recent U.S. Residential Mortgage Market

The 2006 U.S. market for residential mortgage originations was $3.0 trillion. The riskiest and historically most profitable segments were Alt-A (low documentation loans) and subprime (to borrowers with low credit scores) mortgages. In 2006, Alt-A originations were an estimated $400 billion and subprime originations reached an estimated $600 billion. The subprime and Alt-A segments performed extremely well in 2003 to 2005, but entered a precipitous decline in late 2006 and 2007.

As home prices dramatically outpaced personal income gains in recent years, borrowers moved increasingly towards products that minimized down payments and monthly payments, by taking advantage of lower adjustable rate mortgage rates, paying interest only, extending the term of amortization, or accepting prepayment penalties. At the same time, annual home price increases of 8% to 13% from 2003-2005 brought credit losses down to historically low levels. In this subprime segment during this period, delinquencies averaged less than 5%, compared with previous averages closer to 10%. As a result, lenders had an incentive to fund riskier, but higher-rated subprime and Alt-A loans.

During 2007, the U.S. residential mortgage markets, specifically the subprime, and to a somewhat lesser degree the Alt-A segments, experienced major disruption. The causes of the liquidity crisis are complex, but generally grew from increasingly liberal credit policies for both subprime and Alt-A mortgage products. Credit risks were masked by rapid home price appreciation for several years until mid-2006. During this period, lenders and investors alike pushed for more and more volume, increasing loan production through high-risk loan products with 100% loan to value ratios and allowing limited or no borrower income verification. Often these two features were combined.

The default risk in these segments was masked by the rising housing prices. As real estate prices soared, homeowners having financial problems could quickly refinance, pulling equity out of their homes to pay their mortgages. However, as the housing market slowed, fewer homeowners could refinance, as their houses had not appreciated. Moreover, speculators looking to flip investments were left holding homes and were not prepared to make mortgage payments for an extended period of time.

This active market of risk-assuming investors led to increasingly loosened underwriting standards, compounding the problem when the real estate market slowed, and early payment defaults--individuals missing one of their first mortgage payments--soared. Most mortgage companies originating these loans had quickly sold them to investors (primarily Wall Street investment banks) for a premium, presuming in the process that they were ridding themselves of the default risk. However, mortgage sale agreements generally carry representations and warranties that allow buyers to return loans to the originators if an early payment default occurs or if they discover any problems with the loan documentation--a stipulation that investors began taking advantage of in 2006.

In addition to the early payment default issue, delinquencies in subprime loans rose as the real estate market slowed, reducing investor appetite for subprime loans. Moreover, many mortgage originators and investors had relied heavily on short-term financing, which quickly disappeared as loan performance deteriorated and global credit markets experienced unprecedented difficulties. These factors combined to create a liquidity crisis in the U.S. residential mortgage industry that has led to the closing, bankruptcy or fire sale of more than 200 companies.

The onset of the resulting liquidity crises for these markets began when mortgage loan investors (primarily Wall Street investment banks) became far more aggressive in triggering early payment default repurchase provisions in mortgage loan sale agreements, causing hundreds of millions of dollars of loans to be “put back” to originators who lacked the capital or liquidity to repurchase. As the early payment defaults increased, the value of the mortgage collateral began dropping, further eroding the originators cash and net worth. Loan sale premiums went from acceptable levels to deep discounts in less than a 30-day period. As collateral values plummeted, interim credit facility (“Warehouse” facilities) providers began making margin calls, severely limiting the borrowing capacity under such lines for hundreds of thinly capitalized originators and significantly reducing borrowing capacity of healthier originators who necessarily had to rely more heavily on their equity as a means of funding their loan production.

The current shape of the industry and mortgage markets is one of rapid correction and consolidation. Fortes management sees what it views as an excellent opportunity to take advantage of this inevitable market correction. Fortes believes high-risk mortgage loan products recently have been eliminated from the market, and participants have increased loan pricing to more adequately reflect the existing risk, resulting in improving secondary market loan sale executions. While existing players struggle with legacy problems related to the excesses of prior years, Fortes is entering the market with a clean slate.

Competition

Competition from larger and more established companies is significant and expected to increase. There are many sources of mortgages available to potential borrowers today. These sources include consumer finance companies, mortgage banking companies, savings banks, commercial banks, credit unions, thrift institutions, credit card issuers and insurance companies. Many of these alternative sources are substantially larger and have considerably greater financial, technical and marketing resources than Fortes does, as well as more experience. Additionally, many financial services organizations against whom Fortes competes for business have formed national loan origination networks or have purchased home equity lenders. Fortes competes for mortgage loan business in several ways, including convenience in obtaining a loan, customer service, marketing and distribution channels, amount and term of the loan, loan origination fees and interest rates. If any of its competitors significantly expand their activities in Fortes’ market, Fortes’ business could be materially adversely affected. Changes in interest rates and general economic conditions may also affect its business and its competitors. During periods of rising interest rates, competitors who have locked into lower rates with potential borrowers may have a competitive advantage. Fortes’ ability to compete effectively may be adversely affected by the ability of these competitors to devote greater resources to the sale and marketing of their mortgage products than Fortes can. In addition, one or more competitors may succeed or may already have succeeded in developing technologies that are more effective than anything Fortes develops or utilizes regarding its proprietary mortgage software. In addition, there can be no guarantee that Fortes will be able to protect its proprietary software from being copied or infringed upon. Therefore, there are no assurances that Fortes will ever be able to establish a profitable position in the marketplace.

Government Regulations

The industry in which Fortes operates is subject to extensive regulation, supervision and licensing by federal, state and local governmental authorities and is subject to various laws and judicial and administrative decisions imposing requirements and restrictions on part or all of Fortes operations. Fortes’ consumer lending activities are subject to the Federal Truth-in-Lending Act and Regulation Z (including the Home Ownership and Equity Protection Act of 1994), the Federal Equal Credit Opportunity Act, as amended, and Regulation B, the Fair Credit Reporting Act of 1970, as amended, the Federal Real Estate Settlement Procedures Act and Regulation X, the Home Mortgage Disclosure Act, the Federal Debt Collection Practices Act and the National Housing Act of 1934, as well as other federal and state statutes and regulations affecting its activities.

Fortes is also subject to the rules and regulations of, and examinations by, state regulatory authorities with respect to originating and processing loans. These rules and regulations, among other things, impose licensing obligations on Fortes, establish eligibility criteria for mortgage loans, prohibit discrimination, govern inspections and appraisals of properties and credit reports on loan applicants, collection, foreclosure and claims handling, investment and interest payments on escrow balances and payment features, mandate certain disclosures and notices to borrowers and, in some cases, fix maximum interest rates, fees and mortgage loan amounts. Failure to comply with these requirements can lead to loss of approved status, certain rights of rescission for mortgage loans, class action lawsuits and administrative enforcement action.

Recent Developments

Beginning in February 2008, Fortes began assimilating employees from the national wholesale lending platform of National City Bank. For strategic reasons, National City Bank made the decision to close its wholesale lending division and Fortes hired approximately 90 operations personnel and 100 sales people in five locations across the country, including, California, Texas, Georgia, Maryland and Illinois. This process was completed on March 15, 2008.

On March 26, 2008, Fortes acquired certain assets, assumed certain liabilities and hired substantially all of the personnel of two Southern California companies that had common ownership and senior management. The first, Mortgage One Lending, Inc., was a traditional retail mortgage company originating approximately $400 to $500 million per year of residential mortgage loans. The second, Security One Lending, Inc., was a reverse mortgage company that provided reverse mortgages, insured by the Federal Housing Administration, to senior citizens to supplement retirement income. The senior and middle managers of the two companies, together with the founders of Fortes, serve as the “platform” company, allowing Fortes to pursue its strategy of rolling up mortgage companies and assets. The combined purchase price for the acquisition of Security One Lending and Mortgage One Lending was $2,000,000 of which $1,800,000 was payable in a promissory note bearing 10% interest and, as amended, payable on November 1, 2008. As of July 24, 2008, had an outstanding balance of approximately $1,300,000.

Collectively, Mortgage One Lending and the wholesale mortgage lending platform for National City Bank operate as a division of Fortes, Fortes Residential Mortgage (“FRM”). The retail division of FRM is currently operating and the wholesale division commenced operations on May 1, 2008. Security One Lending is currently operating and will continue under its own brand name.

Employees

Fortes currently has approximately 350 full-time and no part-time employees. Fortes believes that its relations with its employees are satisfactory.

Description Of Property

Currently, Fortes maintains an executive corporate office located 23046 Avenida de la Carlota, Suite 600, Laguna Hills, CA 92653 and other corporate offices in San Diego, California. Fortes operates five regional operation centers, with lease terms ranging from one to five years, in San Diego, California, Dallas, Texas, Atlanta, Georgia, Rolling Meadows, Illinois, and Fredrick, Maryland, primarily conducting mortgage banking activities for third-party originators. Fortes currently operates a total of 13 retail branches, with lease terms ranging from 30 days to one year, in California, Oregon, Nevada, Georgia, and Florida. Primary business activities of the retail branches include originating conventional, federal housing administration, and reverse mortgage loans.

Legal Proceedings

To our knowledge, there are no material legal proceedings pending, or threatened against Fortes.

Business Strategy

Fortes’ core strategy is to capitalize from the fallout in the mortgage market to opportunistically purchase distressed mortgage production assets. Fortes began to implement its strategy through the acquisition of fundamentally sound but financially distressed retail and wholesale mortgage banking platforms.

Other Aspects of Fortes’ Strategic Initiative

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Creation of a scalable platform that is positioned to take advantage of improving market conditions over time.

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Utilization of off-shore business process outsourcing to create a low cost, scalable loan origination platform with a high percentage of variable costs.

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Expansion of the business nationwide, offering a wide variety of mortgage products, including reverse mortgages, direct to the consumer and through brokers.

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Expansion of product lines, to include financing additional asset classes including small ($1 to $5 million) commercial and apartment real estate, capital equipment as well as consumer durables.

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Exploration of alternative low cost funding sources, including an industrial bank or other depository institution.

Fortes is actively seeking acquisition opportunities. Fortes’ objectives for the next two years include:

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Originating mortgage loans through two distribution channels (retail and wholesale) nationwide.

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Completion of two or more acquisitions to achieve annualized loan production volume of $10+ billion.

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Launching a commercial real estate finance division.

The Business Conducted By Fortes Financial

As described below, Fortes recently established a reverse repurchase credit facility with Wachovia. Traditionally and in more stable periods than currently being experienced in the mortgage sector, warehouse and repurchase facilities have been made available by lenders with required leverage ratios of 20 to 1 of tangible net worth. However, under current market conditions, the leverage ratio requirements have declined to approximately 15 to 1, or in some cases lower. The borrowing capacity under the warehouse and repurchase facilities required by Fortes is expected to be a multiple of Fortes’ monthly loan volume, or approximately 150% of that volume.  When funding individual mortgages in the current environment, Fortes will need to fund from either equity or other liquidity sources approximately 2% to 8% (“haircuts” or “margin”) of the loan amount and draw the remaining 92% to 98% from advances under the warehouse and repurchase facilities.  Haircut requirements have dramatically increased since 2007 and are a function of the perceived risk for each of the loan type being financed. Fortes management expects that the leverage ratios and haircut requirements will eventually become more favorable as the markets stabilize.

Fortes subsequently will resell its loans into the secondary market Premiums on loan sales generally range from approximately one hundred twenty-five to one hundred seventy-five basis points above par. Bulk sales generally allow for optimization of gain on sale revenues as long as the loan pipeline is properly hedged. With respect to conforming agency loans and FHA / VA loans, Fortes will hedge its pipeline and employ a bulk sale strategy. Until market conditions stabilize in the non-conforming secondary market, Fortes will employ a loan by loan best efforts commitment sale strategy.

Subject to approval of its existing lenders, Fortes also plans to explore various low-cost funding sources and entities, including the possibility of acquiring an industrial bank, thrift or an insurance company. This strategy could decrease funding costs, provide access to Federal Home Loan Bank liquidity sources, reduce risks associated with short-term financing and provide a recurring stream of spread revenue. Farther out, Fortes may consider entering emerging international mortgage markets, including India, the Middle East, and Asia where the middle class populations are expanding and real estate securitization is a growing trend.

Credit Facilities

In order to have funds to originate and purchase mortgage loans, in June 2008 Fortes entered into a warehouse credit facility (the “Wachovia Facility”) with Wachovia and a subordinated credit facility (the “Subordinated Credit Facility”) with certain institutional lenders (collectively, the “Subordinated Lender”).

Wachovia Facility. Under the Wachovia Facility, which is structured as a reverse repurchase agreement, Wachovia may at its discretion from time to time through June 26, 2009 purchase, at a 2-3% discount to par, mortgage loans originated by Fortes up to $150.0 million maximum purchase price outstanding at any time. Fortes must repurchase these mortgage loans within 120 days at the original purchase price plus an interest cost of plus 2.50% to 2.95% over one-month LIBOR, depending upon the type of loan, less interest accruals on the mortgage loans. Laird Q. Cagan, Peter J. Levasseur and Eric A. McAfee have guaranteed Fortes’ obligations under the Wachovia Facility.

The Wachovia Facility contains covenants that limit Fortes’ operating flexibility and require it to meet certain financial tests. Fortes must operate profitably commencing December 2008, may not effect any merger, sale of substantially all of its assets, or a change of control without the consent of Wachovia, and may not pay any dividend if an event of default has occurred and is continuing. Financial covenants include requirements that Fortes maintains a debt-to-adjusted tangible net worth ratio of 10-to-1, an adjusted tangible net worth of at least $15 million, minimum liquidity of at least $5 million and a cash collateral account of not less than 5% of the repurchase price for mortgage loans purchased by Wachovia under the credit facility.

Events of default include, among others, failure to repurchase mortgage loans when required, breach of representations or covenants, a default under any debt of any amount that involves the failure to pay at maturity or permit acceleration of maturity, a default under any other contract involving payments of more than $10,000, the existence of an event or condition that in the good faith discretion of Wachovia could impair Fortes’ ability to perform, any change of control not approved by Wachovia, the termination of employment of any executive who Wachovia deems critical without an acceptable replacement, the issuance of a “going concern” qualification in the independent auditors report on Fortes’s annual financial statements, and certain bankruptcy events. Upon the occurrence of an event of default, Wachovia may take a number of remedial actions, including acceleration of the repurchase date of all purchased mortgage loans or the sale of the mortgage loans to third parties.

As of July 23, 2008, the outstanding repurchase obligation under the Wachovia Facility was $12,829,100.

Subordinated Credit Facility. One of the conditions to the Wachovia Facility was that Fortes had to have a committed facility of at least $20.0 million of subordinated debt financing with a drawdown thereunder of at least $12.0 million. In June 2008, Fortes obtained this facility from the Subordinated Lender with Fourth Third LLC acting as agent. Under the Subordinated Credit Facility, Fortes may borrow up to an aggregate of $21.3 million. Except for a loan commitment fee of $823,000 and an interest reserve of $1.8 million, Fortes may use the proceeds of the Subordinated Credit Facility only to meet the cash collateral requirements of the Wachovia Facility or other future warehouse credit facilities and fund the portion of mortgage loans not provided by Wachovia (generally, 2-3% of the principal amount of the loan). The Subordinated Credit Facility bears interest at the rate of 20% per annum (25% upon default), payable monthly, and is secured by Fortes’ accounts and mortgage loans, subject to Wachovia’s interest in such assets. The Subordinated Credit Facility matures on June 27, 2011.

Fortes may prepay amounts due under the Subordinated Credit Facility at any time, subject to payment of the following prepayment penalties for any prepayments made prior to December 26, 2009: (a) if the outstanding principal balance of the loan has at any time exceeded $17,000,000, (i) in the event of any prepayment prior to June 27, 2009, an amount equal to $4,686,000 minus the amount of interest paid through the date of such prepayment, and (ii) in the event of any prepayment after June 26, 2009 but before December 26, 2009, an amount equal to $4,686,000 minus the amount of interest paid through June 25, 2009 plus $426,000; and (b) if the outstanding principal balance of the loan has not at any time exceeded $17,000,000, (i) in the event of any prepayment prior to June 27, 2009, an amount equal to $3,800,000 minus the amount of interest paid through the date of such prepayment, and (ii) in the event of any prepayment after June 26, 2009 but before December 26, 2009, an amount equal to $3,800,000 minus the amount of interest paid through June 26, 2009 plus $426,000.

Laird Q. Cagan and Eric A. McAfee have pledged certain of their personal assets as security for Fortes’ performance under the Subordinated Credit Facility, and have agreed to guaranty such performance to the extent of the value of such pledged collateral.

The Subordinated Credit Facility contains covenants that limit Fortes’ operating flexibility including, among other things, limits on its ability to sell assets, incur additional indebtedness and liens, pay dividends, make capital expenditures, make investments, prepay indebtedness and enter into other transactions not in the ordinary course of business. In addition, Fortes is required to maintain specified financial ratios and tests, including a minimum tangible net worth of at least $2.0 million, a leverage ratio equal to no greater than the lowest such ratio that Fortes is required to maintain pursuant to the terms of any of its warehouse lines of credit, the maintenance of net income not lower than the highest net income that Fortes is required to maintain pursuant to the terms of any of its warehouse lines of credit, and a minimum balance of $2.0 million of liquid assets.

Events of default under the Subordinated Credit Facility include, among others, failure to make payment when due, material misrepresentation, material default in any covenant, the occurrence of an event of default under any of Fortes’ other agreements giving its creditor thereunder the right to accelerate more than $1.0 million of indebtedness, any event or condition which occurs under any provision contained in the Wachovia Facility or other agreement with any other warehouse lender (or any material breach or default thereunder occurs) if the effect thereof is to cause such obligation to become due prior to its stated maturity, certain change of control events, the occurrence of a material adverse effect upon Fortes’ business (as determined in the Subordinated Lender’s sole discretion), a default by the guarantors of their guaranty and pledge agreements with the Subordinated Lender, and certain bankruptcy events.

As additional consideration for agreeing to extend the loans under the Subordinated Credit Facility, Fortes issued to the Subordinated Lender warrants to acquire up to a total of 6,360,000 shares of Fortes’ common stock at an exercise price of $0.01 per share and expiring on June 27, 2018.

As of June 30, 2008, the outstanding principal balance of the Subordinated Credit Facility was $13,300,000.

Castlerigg Transaction. On June 27, 2008, Fortes sold to Castlerigg Master Investments Ltd. (“Castlerigg”) a convertible promissory note in the principal amount of $5,000,000 and common stock purchase warrants. Pursuant to the terms of the securities purchase agreement pursuant to which Fortes sold these securities, Fortes and Castlerigg entered into a registration rights agreement.

The convertible promissory note bears interest at 10% per annum, and is due on May 31, 2013. Interest is payable quarterly. From and during the continuance of an Event of Default (as defined in the convertible promissory note), the interest rate shall be increased to 18%. The convertible promissory note is convertible into shares of Fortes’ common stock at $1.50 per share. The total amount of shares issuable upon conversion of the convertible promissory note, assuming there is no adjustment to the conversion price, is 3,333,333 shares. The warrant provides Castlerigg with the right to purchase 3,333,333 shares of Fortes’ common stock at an exercise price of $1.00 per share for a five-year term. The resale of the common stock issuable upon exercise of the warrants and conversion of the convertible promissory note (the “Underlying Securities”) is required to be registered under the registration rights agreement.

The convertible promissory note is subject to mandatory conversion if at any time commencing one year after the date that is 90 days after the Underlying Securities become freely tradable by virtue of registration or Rule 144 of the Securities Act of 1933, Fortes’ common stock has a closing sale price for each trading day of any 20 consecutive trading day period that equals or exceeds $4.50 per share and certain other conditions have been met. The convertible promissory note also has an optional right of redemption, whereby Castlerigg has the option to require Fortes to redeem a portion of the principal amount of the note on every 13 and 36 month anniversary of June 27, 2008. The convertible promissory note is also subject to numerous Events of Default, including but are not limited to: (i) the failure to make any payments thereunder when due; (ii) the failure of a registration statement covering the resale of the Underlying Securities to be declared effective by the SEC on or prior to specified dates or, while the registration statement is required to be maintained effective, the effectiveness of the registration statement lapses for any reason, or is unavailable to Castlerigg for sale of all of Castlerigg’s Underlying Securities; (iii) any default under any indebtedness of Fortes or any of its subsidiaries involving an amount in excess of $150,000; (iv) the inability of Fortes to secure the listing of its securities on the Over The Counter Bulletin Board on or prior to the date that is sixty (60) days after the OTCBB Due Date (which is 90 days after the completion of the merger); and (v) the inability of Fortes to complete the merger with our company within 90 days after June 27, 2008.

For as long as the convertible promissory note is outstanding, Fortes is not permitted to enter into certain transactions unless the successor entity assumes in writing all of the obligations of Fortes under the transaction documents with Castlerigg, and the successor entity is a publicly traded company whose stock is listed on an eligible market. These restricted transactions include (i) any consolidation or merger with or into (whether or not Fortes is the surviving corporation) another entity or entities, (ii) any sale, or other disposition of or exclusive license or lease of all or substantially all of the properties or asset of Fortes, (iii) allowing any person or entity to make a tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Fortes’ voting stock, (iv) any consummation of a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or entity whereby such other person or entity acquires more than the 50% of the outstanding shares of Fortes’ voting stock (not including any shares of Fortes’ voting stock held by the other person or entity or persons or entities making or party to, or associated or affiliated with the other person or entity or persons or entities making or party to, such stock purchase agreement or other business combination), (v) any reorganization, recapitalization or reclassification of Fortes’ common stock or (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 50% of the aggregate voting stock of Fortes.

Further, under the terms of the convertible promissory note, if Fortes issues any options, convertible securities or rights to purchase stock, warrants or other securities, Castlerigg will be entitled to acquire, on equal terms, the amount of purchase rights based on the number of shares of common stock acquirable upon complete conversion of the convertible promissory note. If Fortes issues or sells shares of common stock for a price per share less than the conversion price of the convertible promissory note in effect at the time, then the conversion price will be reduced to that lower price, but to not less than $0.75. Further, the conversion price will be reduced if Fortes fails to achieve a “Milestone Event”, which is defined as (1) Fortes achieving not less than $200.0 million in mortgages underwritten during the month ended November 30, 2008; and (2) Fortes achieving $600.0 million in mortgages underwritten in the calendar quarter ending March 31, 2009.

The securities purchase agreement obligates Fortes to complete a reverse merger or other business combination with an existing public company, like the merger with our company, by August 26, 2008. This merger will result in Fortes becoming a public company. Fortes will be required to file all reports required to be filed pursuant to the Securities Exchange Act of 1934 with the SEC until Castlerigg has sold all of its Underlying Securities. Within 90 days following the reverse merger, Fortes is also required to have its securities listed on the Over the Counter Bulletin Board. If Fortes fails to have its securities listed on the Over the Counter Bulletin Board within 90 days of the reverse merger, Fortes will be required to pay to Castlerigg an amount in cash equal to 2% of the aggregate purchase price of $5,000,000 on the OTCBB Due Date and on every 30th day thereafter until the securities are listed. Within 90 days of the closing of the merger, Castlerigg shall have the right to require Fortes or successor entity to purchase the warrant from Castlerigg for a cash amount equal to the Black Scholes Value (as defined in the warrant) of the warrant within five business days.

Financial Summary

Having only recently acquired its platform company, Fortes has limited business operations and current assets of $14,225,000 (as of July 31, 2008), of which $12,000,000 is subject to restrictions. It currently operates at a loss and does not expect to reach breakeven until the end of the fourth quarter of 2008, at the earliest.

Market Price of and Dividends on Common Equity and Related Stockholder Matters of Fortes.

Fortes is a private company. There is little or no trading in Fortes’ common stock or preferred stock and no public trading market for Fortes’ common stock or preferred stock.  As of June 30, 2008, there were approximately 26 holders of record of Fortes’ common stock, 12 holders of its Series A preferred stock, 37 holders of its Series B preferred stock, and three holders of its Series C preferred stock.

Fortes has not paid any dividends on its common stock or preferred stock to date. Its policy has been to accumulate retained earnings to augment its capital. Fortes’ Series C preferred stock however has been accruing dividends at a rate of $100 per share per annum (i.e. 10%). These accumulated dividends will be paid when the Series C preferred stock is redeemed or converted. Under the terms of Fortes’ preferred stock, including the Series C preferred stock, no distributions may be made with respect to Fortes’ common stock until all declared or accrued dividends on Fortes’ preferred stock have been paid or set aside for payment to the holders of Fortes’ preferred stock.

Fortes does not have any stock option plan in place, though it has previously issued shares of its stock as compensation for services pursuant to individual agreements. Fortes intends to institute a stock option plan after the merger with approximately 2,000,000 shares of common stock reserved for issuance thereunder.

Directors and Officers

The following is a brief description of the business experience and background of Fortes’ current directors and executive officers, who are also expected to become the directors and officers of our company after the merger:

Peter J. Levasseur, Director, President and CEO

Mr. Levasseur, 61, was appointed Director, President and Chief Executive Officer of Fortes in June of 2007. From 2004 to 2007, he served as President and CEO of South Lake Mortgage Capital, a mortgage banking company. He served as Executive Vice President of Upland Mortgage, a mortgage banking company, from 2003-2004. He served as Executive Vice President of Metrociti Mortgage Corp., a mortgage banking company, from 2002-2003. He also served as a Principal for Consulting/Crossroads from 2000-2002.

During the 1990’s, Mr. Levasseur served in a variety of executive positions, including President and CEO of AMERESCO Residential Mortgage Corporation, Senior Vice President of Home Savings of America, President and CEO of ITT Mortgage Corporation and Executive Vice President of ITT Diversified Financial Corporation. He has extensive experience in all facets of mortgage banking, structured finance, and mortgage capital markets. As President and CEO, Mr. Levasseur directed the turnaround of a $200+ million revenue mortgage company. As Managing Director of a subsidiary of a publicly traded finance company, Mr. Levasseur was responsible for managing the financing activities of a $6 billion mortgage conduit, including directing the securitization and sale of $4 billion of residential mortgage loans and negotiating $4 billion of warehouse lines of credit.

Mr. Levasseur directed the startup and served as President/CEO of ITT Mortgage Corporation, achieving $1 billion in annualized production during the first year of operation. As Executive Vice President of ITT Diversified Financial Corporation, a $20 billion finance company, he directed the strategic planning for four subsidiaries involved in equipment finance and leasing, commercial real estate lending and small business finance. Additionally, as Executive Vice President of ITT Diversified Financial Corporation he acquired and managed a $500 million, subordinate class, mortgage-backed securities portfolio and directed the acquisition of a $14 billion commercial and residential mortgage servicing company, where he subsequently served as President and CEO. Previously, he served as a senior executive in the financial services industry, and as a consultant to financial institutions on distressed commercial loan workouts, operations, portfolio restructuring and marketing.

Mr. Levasseur holds a B.A. degree from the University of North Dakota, where he also completed graduate studies in Economics and Accounting, and was appointed as a Visiting Lecturer in the Economics Department.

Janice M. Ibey, Executive Vice President and COO

Ms. Ibey, 49, was appointed Executive Vice President and Chief Operating Officer of Fortes in June 2007. She recently served as Senior Vice President of Capital Markets at South Lake Mortgage Capital, Inc., a mortgage banking company, where she was responsible for oversight of secondary marketing, warehouse financing, pricing and product development and quality control as well as providing day-to-day operational and credit expertise. She joined South Lake in November of 2005. From 1996 to 2005, Ms. Ibey served as Managing Director, Member of the Executive Management Committee and Member of the Office of the President, of Finance America, LLC, a Lehman Brothers company engaged in mortgage banking,

Ms. Ibey has more than 25 years of mortgage lending, structured finance and capital markets experience, with several diverse firms. Ms. Ibey began her career at Mercury Savings and Loan where she held roles in appraisal, wholesale originations, credit, and asset management prior to becoming senior vice president of Secondary Marketing. There she was responsible for the marketing and acquisition of mortgage-related asset portfolios, including mortgage-backed securities, whole loan residential and commercial loans and mortgage servicing portfolios. She has also held senior executive positions with Wedge Realty Advisors, a real estate investment banking firm, AMRESCO, Inc., as a marketing and investments strategist and later with AMRESCO Residential Mortgage Corporation as senior vice president and director.

Ms. Ibey graduated from San Diego State University in California, in 1979, with a BS degree from the School of Professional Studies, Emphasis in Housing and Real Estate.

Laird Q. Cagan, Chairman of the Board

Mr. Cagan, 50, was originally appointed as the Chief Executive Officer, President and sole Director of Fortes in October 2006, and currently serves as Fortes’ Chairman of the Board of Directors. Mr. Cagan is a co-founder and, since 2001, has been Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”), a merchant bank based in Cupertino, California. Since 2004, Mr. Cagan has also been a Managing Director of Chadbourn Securities, Inc., a NASD licensed broker-dealer. He also continues to serve as President of Cagan Capital, LLC, a merchant bank he formed in 1990, the operation of which transitioned into CMCP. In addition to serving on the Board of Fortes, Mr. Cagan has served or serves on the Board of Directors of the following companies: Evolution Petroleum Corporation (AMEX: EPM), a Houston-based public company involved in the acquisition, exploitation, development, and production of crude oil and natural gas resources (since 2004, where Mr. Cagan is also a co-founder and Chairman); AE Biofuels, Inc (AEBF.OB), a bio-fuels company headquartered in Cupertino, California (since 2006, where Mr. Cagan is also a co-founder); WorldSage, Inc., a California-based development stage company that purchased a $4 million for-profit college in Switzerland in October 2007 (since 2006); Real Foundations, Inc., a real estate-focused consulting firm (from 2000 to

2004); Burstein Technologies, a development stage medical devices company (from 2005 to 2006); TWL Corporation (TWLO.OB), a Carrollton, Texas-based publicly-traded workplace training and education company (since 2007); and Pacific Asia Petroleum, Inc. (PFAP.PK), a New York-based public company involved in the acquisition, exploration, development, and production of coal bed methane, natural gas and oil resources in China (since 2007, where Mr. Cagan was also a co-founder, CEO and President of Advanced Drilling Services, an entity that merged with Pacific Asia Petroleum, Inc. in 2007).

Mr. Cagan has been involved over the past 25 years as a venture capitalist, investment banker and principal, in a wide variety of financings, mergers, acquisitions and investments of high growth companies in a wide variety of industries. At Goldman, Sachs & Co. and Drexel Burnham Lambert, Mr. Cagan was involved in over $14 billion worth of transactions. Mr. Cagan attended M.I.T. and received his BS, MS degree in engineering, and his MBA from Stanford University. He is a member of the Stanford University Athletic Board and former Chairman of the San Francisco Bay Chapter of the Young Presidents’ Organization.

Michael McTeigue, Director

Mr. McTeigue, 57, has served as a member of Fortes’ Board of Directors since his appointment in August 2007. Mr. McTeigue has more than 20 years’ experience in the creation and management of new and emerging companies. He has been an independent affiliate of CMCP, and is a registered agent with Chadbourn Securities, Inc.

From 2002 to 2006, Mr. McTeigue was Vice President of Business Development for Audible Magic Corporation, a digital media company located in Los Gatos, California. Mr. McTeigue has also served as managing partner of MLM Consulting’s JumpStart division from 1997 to 2002, located in San Mateo, California, where he assisted numerous early stage technology, internet, and medical device companies in business strategy and planning and business development. In addition, Mr. McTeigue has served as part-time Chief Operating Officer of QuantaVision, Inc., a medical diagnostics imaging technology company located in San Mateo, California, from 1998 to 1999. From 1990 through 1997, Mr. McTeigue was President and Chief Executive Officer of SportSense, Inc., a technology company focused on sports performance training, located in Mountain View California, and served in 1989 and 1990 as Vice President of Strategic Planning for Taylor Made Golf Company located in Annecy, France. From 1987 to 1989, Mr. McTeigue was co-founder, Chief Financial Officer and Vice President of Business Development for Norian Corporation, a medical biomaterials company located in Mountain View, California.

In connection with his role as Chief Operating Officer of Quanta Vision, Mr. McTeigue was named as a co-defendant in a shareholder lawsuit filed against that company in 2004 in the United States District Court of the Southern District of New York, which was later transferred to the United States District Court of the Northern District of California (Prism Ventures LLC, et.al. v. Quanta Vision, Inc., et.al. (case number C-04-5160(CW)). Plaintiffs alleged claims, including breach of fiduciary duty, fraud, unjust enrichment and usurpation of a corporate opportunity, claiming that the defendants induced them to invest in Quanta Vision without disclosing that certain executive officers of Quanta Vision (not Mr. McTeigue) were engaged with another company, Optiva, Inc., and subsequently focused their efforts on Optiva, Inc. to the detriment of Quanta Vision. In 2005, the parties agreed to settle the claims in consideration for a cash payment by Optiva, Inc. to plaintiffs, and the parties stipulated to discontinue the action with prejudice.

Mr. McTeigue has served on the boards of directors of Norian from 1987 to 1988, SportSense from 1990 to 1997, VoiceofDance.com, an online resource for dance located in Kentfield, California, from 2001 to 2002, and Child Advocates of Silicon Valley, a Milpitas, California-based volunteer organization supporting the needs of abused and neglected children, from 1997 to 2003. Since July 2006, Mr. McTeigue has served as the Secretary of WorldSage, Inc., a California-based development stage company that purchased a for-profit college in Switzerland in October 2007. Mr. McTeigue graduated Phi Beta Kappa with a BA in Psychology from UCLA and earned his MBA from Stanford University Graduate School of Business.

Related Party Transactions

Founders and Advisors

Upon its founding, a total of 14,000,000 shares of Fortes’ common stock were directly and indirectly purchased by various parties as founder’s units for nominal value, including: 4,488,750 shares of common stock beneficially owned by Laird Q. Cagan; 4,088,750 shares of common stock beneficially owned by Eric A. McAfee; 2,000,000 shares of common stock beneficially owned by Peter Levasseur; 1,100,000 shares of common stock beneficially owned by Liviakis Financial Communications, Inc.; and 1,000,000 shares of common stock beneficially owned by Janice Ibey. Laird Q. Cagan, our Chairman of the Board, is a Managing Director of CMCP, and is also a Managing Director and registered representative of Chadbourn Securities, Inc., Fortes’ placement agent. Eric McAfee is a managing director at CMCP. Collectively, Messrs. McAfee and Cagan will beneficially own over 50% of the outstanding capital stock of Fortes at the time of the merger, assuming full conversion of their respective warrants and convertible securities. CMCP is also Fortes’ financial advisor and management consultant. Liviakis Financial Communications, Inc. is Fortes’ investment relations firm. Mr. Cagan holds 2,700 shares of Series C preferred stock and warrants to purchase 260,000 shares of common stock of Fortes in connection with his purchase of the Series C preferred stock of Fortes for $2,700,000. Mr. McAfee holds 1,300 shares of shares of Series C preferred stock of Fortes and warrants to purchase 260,000 shares of common stock of Fortes in connection his purchase of the Series C preferred stock of Fortes for $1,300,000. These shares of Series C preferred stock and warrants will be converted into shares of Series A preferred stock of our company and warrants to purchase common stock of our company in the merger.

Placement Agent Agreement

Mr. Cagan is a managing director and registered representative of Chadbourn Securities, Inc. (“Chadbourn”), the non-exclusive placement agent for Fortes. Pursuant to Fortes’ advisory agreement with Chadbourn, Fortes has agreed to pay a cash fee equal to 8% of gross equity proceeds, a 1% unallocated expense reimbursement, and common stock warrants of Fortes equal to 10% of the shares of Fortes placed by Chadbourn.  Further, Fortes has agreed to pay Chadbourn 5% of the proceeds of any debt capital raised in connection with their placement agent services.

Advisory Agreement

CMCP is party to a consulting agreement with Fortes pursuant to which it serves as Fortes’ financial advisor and management consultant. Pursuant to the consulting agreement, CMCP receives a monthly advisory fee of $9,500 for management consulting and financial advisory work commencing June 13, 2007, and continuing for a minimum of three years thereafter. In connection with this advisory agreement, CMCP was also granted observation rights to Fortes’ board of directors for five (5) years following its merger with a publicly-traded company or public listing.

Agreements with Management and Directors

Peter Levasseur is currently the president and chief executive officer of Fortes, and as of June 30, 2008, was the beneficial owner of approximately 14% of the fully diluted capital stock of Fortes. Ms. Ibey iscurrently senior vice president of Fortes and, as of June 30, 2008, was the beneficial owner of approximately 7% of the fully-diluted capital stock of Fortes. The shares of common stock of Fortes held by Mr. Levasseur and Ms. Ibey were acquired at nominal value. Fortes entered into employment agreements and indemnification agreements with Mr. Levasseur and Ms. Ibey.

Under the employment agreement between Fortes and Mr. Levasseur, effective as of July 23, 2007, Mr. Levasseur receives an annual salary of $240,000 and is eligible for annual bonuses of up to $60,000, based on his performance and Fortes’ attainment of goals as determined by Fortes’ board of directors. The employment agreement has a three year term, though the employment arrangement can be terminated by Fortes or Mr. Levasseur at any time with no penalty. The employment agreement also prohibits Mr. Levasseur from engaging in competitive activities for 12 months following the termination of his employment.

Under the employment agreement between Fortes and Ms. Ibey, effective as of July 23, 2007, Ms. Ibey receives an annual salary of $204,000 and is eligible for annual bonuses of up to $40,800, based on her performance and Fortes’ attainment of goals determined by Fortes’ board of directors. The employment agreement has a three year term, though the employment arrangement can be terminated by Fortes or Ms. Ibey at any time with no penalty. The employment agreement also prohibits Ms. Ibey from engaging in competitive activities for 12 months following the termination of her employment.

Mr. McTeigue is a member of Fortes’ board of directors, an independent affiliate of CMCP, and a registered agent with Chadbourn.

Messrs. Cagan, McAfee, and Levasseur entered into various guarantee, security, and waivers, lock-up and side letter agreements in connection with Fortes’ loans and credit agreements.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF FORTES

The following discussion contains forward-looking statements that reflect Fortes’ plans, estimates and beliefs, and its actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this proxy statement, particularly in “Risk Factors.”

Plan of Operations/Business Strategy

To date, Fortes has been financed through investment proceeds of approximately: (i) $2,100,000 from the sale of 3,170,037 shares of Series A Preferred Stock, (ii) $4,579,000 from the sale of 3,052,666 shares of Series B Preferred Stock, (iii) $5,000,000 from the sale of 5,000 shares of Series C Preferred Stock, and (iv) $4,475,000 from the transaction with Castlerigg, in addition to various credit facilities. Fortes will need to raise additional capital in the near future to accelerate organic growth and/or fund acquisitions.

With extensive experience in the financial services industry, the founders of Fortes believe the severely disrupted U.S. mortgage markets provide an exceptional opportunity to employ a counter-cyclical strategy.

As a recently formed company with no historical “baggage” or liabilities, Fortes intends to:

•

Capitalize from the fallout in the mortgage market with a core strategy to opportunistically purchase distressed mortgage production assets, becoming a top-tier mortgage company within 24 months.

•

Create a scaleable platform that is positioned to take advantage of improving market conditions over time.

•

Utilize off-shore business process outsourcing to create a low cost, scalable loan origination platform with a high percentage of variable costs.

•

Expand the business nationwide, offering a wide variety of mortgage products, including reverse mortgages, direct to the consumer and through brokers.

•

Expand product lines, to include financing additional asset classes including small ($1 to $5 million) commercial and apartment real estate, capital equipment as well as consumer durables.

•

Explore alternative low cost funding sources, including an industrial bank or other depository institution.

Liquidity and Capital Resources

As of December 31, 2007, Fortes’ most material funding was $1.0 million of its Series A preferred stock. During the first half of 2008, it entered into numerous additional financings. These financing arrangements satisfied working capital requirements, and provided the capital availability required to commence substantive operations.

Significant 2008 financings to date include additional issuances of Series A, Series B and C preferred stock, a convertible promissory note to Castlerigg, a revolving credit facility with Fourth Third, LLC, and a warehouse line of credit from Wachovia Bank, N.A. (see “Credit Facilities” above for further information on these transactions.)

Fortes’ ability to conduct business is highly dependent on its access to the capital and liquidity provided by recent financing arrangements. Any breach or default of the terms of these agreements may have a materially adverse impact on Fortes’ ability to conduct business.

Fortes expects to fully utilize its credit facilities as a means of enabling transaction flow, thereby growing its business. In addition to recent capital infusions, Fortes will require additional financing in the near term, and anticipates raising approximately $4.0 million to $6.0 million, which will be used for general corporate purposes and to maintain certain covenants relating to minimum cash balances. As of June 30, 2008, Fortes had approximately $3.7 million in cash and cash equivalents.

Under the terms of a promissory note issued to the prior owners of Mortgage One and Security One in connection with its acquisition, Fortes will be required to make a series of payments totaling $1.8 million between July and November 2008. This represents final payment of consideration in connection with its acquisition of those entities.

Fortes is not under any obligation for and does not anticipate material capital expenditures for the balance of 2008 or 2009.

Results of Operations

Financial results for 2007 represent the start-up stage of Fortes. During this period, the most significant expenditures were legal and personnel related, which were incurred to adequately structure Fortes and hire appropriate personnel.

Until securing its warehouse facility in June 2008, Fortes was unable to transact material business. Consequently, material revenues will not be recorded by Fortes until July 2008. During the first half of the year, however, Fortes incurred significant costs to hire and maintain a staff capable of generating revenues once the necessary financing arrangements had been secured.

As of December 31, 2007, Fortes had no material off-balance sheet arrangements.

THE MERGER AGREEMENT

This section describes the material terms of the merger agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Appendix A and which we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety.

The merger agreement has been included as an appendix to this proxy statement to provide you with information regarding its terms. Except for the merger agreement’s status as a contractual document that establishes and governs the legal relations among the parties with respect to the merger, the merger agreement is not intended to be a source of factual, business, or operational information about the parties to the merger agreement, namely, our company, VGS Acquisition or Fortes.

The merger agreement contains representations and warranties of the parties to the merger agreement, which are made to and solely for the benefit of each other. The assertions embodied in the representations and warranties are qualified and modified by information contained in disclosure schedules that the parties exchanged in connection with the signing of the merger agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts about our company, VGS Acquisition, or Fortes because (1) they were made only as of the date of the merger agreement or a prior specified date, (2) in some cases they are subject to qualifications with respect to materiality and knowledge, and (3) they are modified in important part by the underlying disclosure schedule. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement, and such subsequent information may or may not be fully reflected in our public disclosures.

Structure of the Merger

VGS Acquisition will be merged with and into Fortes, which will continue as the surviving corporation under the name “Fortes Financial, Inc.” In the merger, (1) each outstanding share of common stock, Series A preferred stock and Series B preferred stock of Fortes will be exchanged for one share of our common stock, (2) each outstanding share of Fortes’ Series C preferred stock will be converted into one share of our Series A preferred stock, (3) each outstanding option or warrant to purchase shares of common stock of Fortes will be exchanged for an option or warrant to purchase the same number of shares of our common stock on the same terms, and (4) each outstanding promissory note which is convertible into shares of common stock of Fortes will be exchanged for a promissory note convertible into shares of our common stock on the same terms. Neither our company nor Fortes will receive any other consideration for the merger. After the merger, Fortes will be the surviving company and will be our wholly-owned subsidiary. As a further condition to the merger, we also must adopt the amended and restated articles of incorporation, as discussed in greater detail under “Proposal II – Approval of the Amended and Restated Articles of Incorporation.”

Effective Time of the Merger

The closing of the transactions contemplated by the merger agreement will occur as soon as all of the conditions to the merger set forth in the merger agreement have been satisfied or waived, including the filing of the amended and restated articles of incorporation. The effective time of the merger will occur at the time that the parties to the merger agreement file a short-form agreement of merger (with attached officers’ certificates) with the Secretary of State of the State of Delaware.

Consideration for Merger

After the merger, Fortes will be the surviving company and will be our wholly-owned subsidiary. As consideration for the merger, we will be issuing equity securities to the existing equity holders of Fortes. No cash consideration will be exchanged.

Series A Preferred Stock

As a condition for closing the merger, we must adopt and file the amended and restated articles of incorporation, which among other actions, creates a series of preferred stock, “Series A Preferred Stock.” In the merger, the Series C preferred stock of Fortes will be exchanged for our Series A preferred stock. Our Series A preferred stock will be entitled to cumulative annual dividends of 10% of the “Original Issue Price” of $1,000 per share (subject to adjustments) and, in preference to our common stock and any other junior stock, will be entitled to such Original Issue Price plus accumulated but unpaid dividends upon liquidation. No dividends may be paid on our common stock unless and until the declared dividends are paid on our Series A preferred stock. After October 31, 2008, the holders of our Series A preferred stock will be permitted to convert their shares into that number of shares of common stock equal to the Original Issue Price divided by $1.50, or, subject to adjustments, 1,333 shares of our common stock.  The holders of our Series A preferred stock are also entitled to vote with the common stock on an as-converted basis. We will be required to redeem, at the holder’s option, our Series A preferred stock at any time after April 30, 2009 for the Original Issue Price plus accumulated but unpaid dividends. Our Series A preferred stock is described in greater detail under “Proposal II – Approval of the Amended Articles.”

Warrants, Options and Derivatives

Prior to the merger, Fortes is expected to have outstanding warrants to purchase up to approximately 11,388,936 shares of common stock of Fortes. In addition, a $5,000,000 outstanding five year promissory note issued by Fortes to Castlerigg on June 27, 2008 is convertible into 3,333,333 shares of common stock (at a conversion price $1.50) and in addition to customary adjustments, has certain preemptive and anti-dilution rights as described in greater detail under “Business of Fortes.” Additionally, the outstanding 5,000 shares of Fortes Series C preferred stock are convertible into 3,333,333 shares of Fortes’ common stock. If the merger is completed, these warrants and other rights to convert will convert into warrants and rights to purchase, or convert into, our common stock on the same terms. The terms of the Fortes’ warrants are as follows: (i) warrants to purchase 317,003 shares of common stock at an exercise price of $0.75 with a five year term; (ii) warrants to purchase 593,464 shares of common stock at an exercise price of $1.50 with a five year term, (iii) warrants to purchase 720,000 shares of common stock at an exercise price of $1.00 with a five year term; (iv) warrants to purchase 3,333,333 shares of common stock at an exercise price of $1.00 with a five year term with certain preemptive and anti-dilution rights (described in greater detail under “Business of Fortes”); and (v) warrants to purchase 6,360,000 shares of common stock at an exercise price of $0.01 with a ten year term. Additionally, warrants to purchase up to 2,500,000 shares of common stock exercisable at $1.50 per share with a five year term may be issued to investors and/or placement agents in connection with the additional sale of Series B preferred stock of Fortes prior to the merger. These warrants are subject to adjustments in the event of stock splits, recapitalization, dividends and similar events. Fortes has no options outstanding and does not anticipate having options outstanding at the time of the merger. All warrants referenced above expire in 2012 or later.

Effect of Merger on Our Stock

Our existing shareholders will not be affected by the merger other than the dilutive effects of the issuance of additional shares of our company to the shareholders of Fortes and the effects of the amended and restated articles of incorporation as discussed below (See “Proposal II – Amended and Restated Articles of Incorporation”). If the proposed merger is completed, (1) each outstanding share of common stock, Series A preferred stock and Series B preferred stock of Fortes will be exchanged for one share of our common stock, (2) each outstanding share of Fortes’ Series C preferred stock will be converted into one share of our Series A preferred stock, (3) each outstanding option or warrant to purchase shares of common stock of Fortes will be exchanged for an option or warrant to purchase the same number of shares of our common stock on the same terms, and (4) each outstanding promissory note which is convertible into shares of common stock of Fortes will be exchanged for a promissory note convertible into shares of our common stock on the same terms.

Our Charter Documents; Executive Officers and Directors

Since we are not one of the merging entities, our articles of incorporation and bylaws will not be directly affected by the merger. However, as a condition to completing the merger, we must adopt the amended and restated articles of incorporation, as discussed in greater detail under “Proposal II – Approval of the Amended Articles.”

Also as a condition to completing the merger, our sole director is required to increase the number of directors on our board of directors from one to three, appoint the three persons designated by Fortes, and resign as a director and officer. Fortes has advised us that it intends to designate Mr. Cagan, Mr. Levasseur, and Mr. McTeigue to our board of directors. We intend to retain the management of Fortes after the merger.

Charter Documents of Fortes; Executive Officers and Directors

After the merger, the articles of incorporation, bylaws, board of directors, and officers of Fortes will become the articles of incorporation, bylaws, board of directors and officers of the surviving corporation.

Fortes has advised us that immediately prior to the merger, the board of directors of Fortes will consist of Mr. Cagan, Mr. Levasseur, and Mr. McTeigue. Fortes has advised us that prior to the merger, the officers of Fortes will be Mr. Cagan, Mr. Levasseur, and Ms. Ibey.

Representations and Warranties; Survival

Fortes, on the one hand, and our company and VGS Acquisition on the other hand, have made representations and warranties in the merger agreement to each other regarding, among other things:

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due organization, valid existence, good standing, and qualification to do business;

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the power and authority to enter into the merger agreement and to consummate the transactions contemplated by the merger agreement, including approval of the merger agreement by the party’s board of directors or other governing body;

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capitalization, including the number of shares of stock and options and warrants outstanding;

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the absence of certain specified violations of, or conflicts with, organizational documents, applicable law, and certain agreements as a result of entering into the merger agreement and consummating the merger;

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the required consents and approvals of governmental authorities in connection with the execution, delivery, and performance of the merger agreement, the merger, and the other transactions contemplated by the merger agreement;

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the accuracy of financial statements;

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assets used and owned, including title to the assets, and outstanding liabilities, including the absence of undisclosed liabilities;

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taxes, including the filing of tax returns and the payment of taxes;

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material contracts, including compliance with the contracts;

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employees;

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legal proceedings;

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compliance with applicable laws, rules, and regulations;

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the absence of a material adverse effect and certain other changes or events since December 31, 2007;

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restrictions on business activities;

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related party transactions; and

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the accuracy of representations and warranties in the merger agreement, including no omission to state any material facts.

Many of the representations and warranties are qualified by a “material adverse effect” or “material adverse change” standard.

None of the representations and warranties made in the merger agreement will survive the effective time of the merger.

Covenants

The merger agreement contains covenants among the parties relating to the following matters, among other things, and the majority of these covenants must be performed prior to the completion of the merger:

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Conduct of Business Prior to the Merger – Each of our company and VGS Acquisition must conduct its activities in the ordinary course prior to the completion of the merger.

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Due Diligence – Each party to the merger agreement must cooperate with the other parties in their pre-merger due diligence investigation.

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Confidentiality – Each party must maintain the confidentiality of non-public information that it obtains about other parties to the merger agreement.

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Directors on our Board of Directors – Upon the closing of the merger, the number of directors of our board of directors will be increased to three. Our sole director shall then nominate and elect to our board of directors the three persons designated by Fortes, and our sole director and officer immediately prior to the closing shall thereafter resign from all positions with our company.

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Registration Rights Agreement of Fortes – Upon the closing of the merger, we must assume and will be bound by the Registration Rights Agreements previously entered into between Fortes and Castlerigg Master Investments Ltd.

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Delivery of Common and Preferred Shares – On or as soon as practicable after the closing of the merger, Fortes must use reasonable efforts to cause all holders of Fortes preferred and common stock to surrender to our transfer agent for cancellation certificates representing their shares of Fortes common stock and Fortes preferred stock, as applicable, against delivery of certificates representing the shares of our common stock and our Series A preferred stock, as applicable, for which the Fortes shares are to be converted in the merger.

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Restrictions on Issuance of Shares – Other than as provided for in the amended and restated articles of incorporation, there can be no issuance of shares, stock dividend, stock split, recapitalization, or exchange of shares with respect to and no rights, options or warrants issued with respect of, our common stock or our preferred stock after the date of the merger agreement and there can be no dividends or other distributions paid on our common stock or our preferred stock through and including the closing of the merger.

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SEC Reporting – For a period of 12 months after completion of the merger, we must continue to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended.

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Standard and Poors – After the merger becomes effective, we must apply for and use our commercially reasonable efforts to obtain listing with Standard and Poors Information Service, or a similar nationally recognized service.

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OTC Bulletin Board – For a period of 12 months following the completion of the merger, we must use our commercially reasonable efforts to cause our common stock to be listed for trading on either the OTC Bulletin Board or the Nasdaq Stock Market.

Closing Conditions

The obligation of Fortes to complete the merger is subject to the satisfaction or waiver (if permitted under applicable law) of the following additional conditions:

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Accuracy of Representations and Warranties – The representations and warranties by or on behalf of our company and VGS Acquisition contained in the merger agreement or in any certificate or document delivered pursuant to the provisions thereof or in connection therewith shall be true and correct in all material respects at and as of the closing of the merger as though such representations and warranties were made at and as of such time.

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Performance of Covenants – Our company and VGS Acquisition shall have performed and complied with all covenants, agreements, and conditions set forth or otherwise contemplated in, and shall have executed and delivered all documents required by, the merger agreement to be performed or complied with or executed and delivered by them prior to or at the closing of the merger.

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Approval of the Amended and Restated Articles of Incorporation – On or before the closing, our directors and shareholders must have approved, in accordance with applicable Nevada law, the filing of the amended and restated articles of incorporation, which are attached hereto as Exhibit B to the merger agreement and described in greater detail under “Proposal II – Approval of the Amended Articles.”

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Approval of Merger Agreement – On or before the closing, our directors and, to the extent legally required, the shareholders of our company and VGS Acquisition, must have approved in accordance with applicable state corporation law the execution and delivery of the merger agreement and the consummation of the transactions contemplated therein.

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Appointment of New Directors – Our sole director must have appointed Fortes’ three nominees to our board of directors and delivered his resignation, effective as of the closing of the merger.

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Sufficient Capital Stock – We must have sufficient shares of our capital stock authorized to complete the merger and the transactions contemplated thereby and the shares of our common stock and preferred stock to be issued to Fortes shareholders at the closing of the merger must be validly issued, nonassessable and fully paid under Nevada law and must be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

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No Prohibition Under Law – The merger must be permitted by applicable state law and otherwise.

The obligation of VGS Acquisition to complete the merger is subject to the satisfaction or waiver (if permitted under applicable law) of the following additional conditions:

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Accuracy of Representations and Warranties – The representations and warranties by or on behalf of Fortes contained in the merger agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith shall be true and correct in all material respects at and as of the closing of the merger as though such representations and warranties were made at and as of such time.

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Performance of Covenants – Fortes shall have performed and complied with all covenants, agreements, and conditions set forth or otherwise contemplated in, and shall have executed and delivered all documents required by, the merger agreement to be performed or complied with or executed and delivered by it prior to or at the closing of the merger.

Termination of the Merger Agreement

The merger agreement and all obligations thereunder (other than those related to fees) may be terminated at any time at the discretion of either party for any reason.

In the event that the merger is not consummated, all fees, expenses and out-of-pocket costs, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the merger constitutes a breach of the terms hereof, in which event the breaching party shall be responsible for all costs of all parties to the merger.

THE SOLE MEMBER OF OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE MERGER AGREEMENT.

PROPOSAL II – APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

This section describes the material terms of the amended and restated articles of incorporation. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the amended and restated articles of incorporation, a copy of which is attached to this proxy statement as Exhibit B to the merger agreement (which is attached as Appendix A to this proxy statement) and which, we incorporate by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the amended and restated articles of incorporation that is important to you. We encourage you to read carefully the amended and restated articles of incorporation in their entirety.

As conditions to closing the merger and in order to facilitate the transactions contemplated by the merger, we must take certain corporate actions that require changes to our current Articles of Incorporation. These changes include:

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effectuating a 1-for-80 (1:80) reverse stock split of our common stock;

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changing our name to “Fortes Financial, Inc.”;

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increasing our authorized preferred stock from 5,000,000 shares to 50,000,000 shares (while maintaining the amount of common stock authorized for issuance at 200,000,000);

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creating a new series of preferred stock, “Series A Preferred Stock”; and

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effectuating certain other changes in our company’s voting, amendment and indemnification procedures.

The following sets forth a summary of the material amendments to our existing Articles of Incorporation. The Nevada Revised Statutes require that any action to amend, or amend and restate, a corporation’s articles of incorporation be approved by the corporation’s board of directors and by the holders of a majority of the outstanding shares entitled to vote.

Effective Time of the Amended and Restated Articles of Incorporation

The amended and restated articles of incorporation were approved and authorized by our sole director on August 4, 2008. If the amended and restated articles of incorporation are approved by our shareholders, they will become effective immediately prior to the merger. We currently intend this to occur on or about the day of the shareholders’ meeting. If the merger is not approved by our shareholders, we will not proceed with the amended and restated articles of incorporation.

Reasons for Amending and Restating the Articles of Incorporation

As stated elsewhere in this proxy statement, we have discontinued our operations and are currently a “shell company.” As a shell company, we have pursued a business combination transaction with an existing private business enterprise that might have a desire to take advantage of our status as a public corporation. As discussed above, we currently anticipate consummating such a business combination with Fortes, the amendments to our articles of incorporation are necessitated by the terms of the merger agreement, and the filing of the amended and restated articles of incorporation is a condition to closing the merger. The reasons and effects of each particular change are discussed in greater detail below.

Reverse Stock Split

The amended and restated articles of incorporation will affect a 1-for-80 stock split of our outstanding common stock.

Reasons for Reverse Stock Split

Pursuant to the merger agreement, we will be issuing to the existing shareholders of Fortes shares of our common stock, and issuing to holders of options, warrants and convertible promissory notes of Fortes options, warrants, and convertible promissory notes of our company on the same terms. We anticipate issuing, after taking into account a one-for-80 reverse stock split, 20,720,000 shares of our common stock in the merger to the shareholders of Fortes. We are undertaking the reverse stock split because it is a condition to closing the merger.

Effect of Reverse Stock Split

If approved by our shareholders, the reverse stock split shall take effect immediately prior to the merger. Upon effectiveness, each 80 shares of our outstanding common stock immediately prior to effectiveness will automatically be changed to represent one share of our common stock. The reverse stock split will not decrease the number of authorized shares of common stock, which will remain at 200,000,000. The reverse stock split will not affect any shareholder’s proportional equity interest, nor will it change any of the rights of the existing holders of our common stock. Shareholders should recognize that after the reverse stock split is effectuated they will own a fewer number of shares than they presently own (a number equal to one-eightieth the number of shares owned immediately prior to the reverse stock split). In addition, the reverse stock split will likely increase the number of our shareholders who own odd-lots (less than 100 shares). Shareholders who hold odd-lots generally experience an increase in the cost of selling their shares, as well as greater difficulty in effectuating such sales.

When the reverse stock split becomes effective, the number of authorized but unissued shares of our common stock will increase from 114,506,115 to approximately 178,000,000. As stated above, we anticipate issuing approximately 20,720,000 shares of common stock in connection with the merger. This issuance will decrease our existing shareholders’ proportional equity interest (1,068,674 shares of common stock on a post-split basis) in our company. The remaining shares may be issued by our board of directors in its discretion.

In connection with our reverse stock split and our name change, we expect to be given a new trading symbol. Our current trading symbol is “VIGS.PK”.

Tax Consequences

We believe that the federal income tax consequences of the reverse stock split to our shareholders will be as follows:

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No gain or loss will be recognized by any of our shareholders;

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The aggregate tax basis of the shares after the reverse stock split will equal the aggregate tax basis of the shares exchanged therefor;

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The holding period of the shares after the reverse stock split will include the holding period of the holder’s existing shares; and

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The conversion of the existing shares into the new shares after the reverse stock split will produce no gain or loss to us.

Our belief as outlined above is not binding upon the Internal Revenue Service or the courts, and we cannot assure you that the Internal Revenue Service or the courts will accept the positions expressed above. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident foreign individuals, broker-dealers and tax exempt entities. This summary also assumes that the existing shares of our common stock were, and our new shares of common stock will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the state in which the shareholder resides. The foregoing summary is included for general information only. Accordingly, shareholders are urged to consult their own tax advisors with respect to the federal, state and local tax consequences of the reverse stock split.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

After the reverse stock split becomes effective, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares. No new stock certificates will be issued and no further action will be required from you.

Fractional Shares

No scrip or fractional shares, or certificates for fractional shares, will be issued in connection with the reverse stock split. If the number of shares held by a shareholder is not evenly divisible by 80, the number of shares will be rounded up to the nearest whole number. Given that the value of any fractional share will likely be de minimus, we believe that this method is preferable to paying cash in lieu of issuing fractional shares.

Name Change

The amended and restated articles of incorporation will change our name from “Vision Global Solutions, Inc.” to “Fortes Financial, Inc.”

Reasons for Name Change

The change in our name is a condition to closing the merger.

Effect of Name Change

The name change will not have any effect on the rights of our existing shareholders. As previously mentioned, our trading symbol will likely change as a result of the changes in our amended and restated articles of incorporation.

Increase of Authorized Preferred Stock and Creation of Preferred Stock

The amended and restated articles of incorporation will increase the number of shares of our authorized preferred stock, par value $.001 per share, from 5,000,000 shares to 50,000,000 shares. The amended and restated articles of incorporation will also create 5,000 shares of Series A preferred stock. Our company currently does not have any shares of preferred stock outstanding.

Reasons for Increase in Authorized Preferred Stock and Creation of Preferred Stock

The increase in the number of authorized shares of preferred stock and the creation of the rights and preferences of the Series A preferred stock is a condition to closing the merger. Pursuant to the merger agreement, we will be issuing to the holders of Series C preferred stock of Fortes shares of our Series A preferred stock. We anticipate issuing 5,000 shares of our Series A preferred stock in the merger to the shareholders of Fortes.

Effects of Increase in Authorized Preferred Stock

The increase in the number of authorized shares of preferred stock will not have any immediate effect on the rights of our existing shareholders, except to the extent such preferred stock will be issued in the merger and may be issued in the future. To the extent that the additional authorized shares of preferred stock are issued, in the merger or otherwise, they will decrease our existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing shareholders. Any issuance of additional shares of preferred stock also could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company. The increase in the authorized number of shares of preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of our company without further action by our shareholders.

If our shareholders approve the increase in our authorized shares of preferred stock, our board of directors does not intend to solicit further shareholder approval prior to the issuance of any authorized shares of preferred stock, except as may be required by applicable law.

Effects of Creation of Series A Preferred Stock

The designation of Series A preferred stock will create rights for the holders of such preferred stock with certain preferences and priorities over the holders of the common stock. These rights are described below. After the merger, there will be 5,000 shares of Series A preferred stock outstanding.

Dividends.

Upon issuance, the holders of the shares of our Series A preferred stock will be entitled to receive dividends at an annual rate of 10% of the “Original Issue Price” per share for the Series A preferred stock, which is $1,000 per share (as appropriately adjusted for any recapitalizations). These dividends will accrue from day to day, whether or not earned or declared and will be cumulative. The accumulation of dividends on the Series A preferred stock will not bear interest. All accumulated dividends of the shares of Series A preferred stock will be payable in cash upon redemption and/or conversion, as applicable, of those specific shares of Series A preferred stock. These dividends are prior and in preference to any declaration or payment of any distribution on our common stock.

Liquidation Rights.

In the event of any liquidation, dissolution or winding up of our company, either voluntary or involuntary, the holders of our Series A preferred stock will be entitled to receive distributions of any of our assets prior and in preference to the holder of our common stock in an amount per share of Series A preferred stock equal to the sum of (i) the Original Issue Price of $1,000, and (ii) all accrued but unpaid cumulative dividends on such share of Series A preferred stock.

If upon the liquidation, dissolution or winding up of our company, the assets of our company legally available for distribution to the holders of our Series A preferred stock are insufficient to permit the payment to such holders of the full amounts of their liquidation preferences, then the entire assets of our company legally available for distribution will be distributed pro rata among the holders of our Series A preferred stock, in proportion to the full amounts they would otherwise be entitled to receive.

After the payment to the holders of our Series A preferred stock of the full preferential amounts specified above, the remaining assets of our company legally available for distribution will be distributed with equal priority and pro rata among the holders of our common stock in proportion to the number of shares of common stock held by them.

Conversion Rights.

The shares of our Series A preferred stock will be convertible into shares of common stock as follows.

At any time after October 31, 2008, each share of Series A preferred stock will be convertible, at the option of the holder thereof (“Optional Series A Conversion”), into that number of fully-paid, nonassessable shares of common stock determined by dividing the “Original Issue Price” for the Series A preferred stock by the conversion price of $1.50 per share (subject to adjustment). Therefore, subject to adjustments, each share of Series A preferred stock will be convertible into 1,333 shares of our common stock. Upon any decrease or increase in the conversion price of the Series A preferred stock, the number of shares which each share of Series A preferred stock will convert into will be appropriately increased or decreased.

Redemption.

At any time after April 30, 2009, we may be obligated (at the holder’s option) to redeem all shares of our Series A preferred stock issued and outstanding on April 30, 2009, and may redeem the shares of Series A preferred stock prior to such date at our option, subject to cash availability and outstanding contractual restrictions. Upon such redemption, the holders will receive cash in amount equal to (i) the “Original Issue Price” per share (as adjusted), which is initially $1,000 per share, and (ii) all accumulated but unpaid dividends on such shares.

Voting.

Certain corporate actions, including but not limited to certain alterations, increases or decreases, of the preferred stock, or the authorization or issuance of any senior securities, require the approval of the holders of at least a majority of the then outstanding shares of Series A preferred stock voting as a class. On all other matters, except as otherwise required by law, the holders of the preferred stock and the common stock vote together and not as separate classes. Each holder of Series A preferred stock will be entitled to the number of votes equal to the number of shares of common stock into which the shares of Series A preferred stock held by such holder could be converted as of the record date of the applicable action. The holders of shares of our preferred stock will be entitled to vote on all matters on which our common stock will be entitled to vote.

Other Changes in our Company’s Voting, Amendment and Indemnification Procedures

The amended and restated articles of incorporation also effectuate certain other changes in our company’s voting and amendment procedures. In addition to some slight modifications in language of our current articles of incorporation, the amended and restated articles of incorporation amend our current articles of incorporation such that:

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Subject to the limitations contained in the amended and restated articles of incorporation, our board of directors will have the power to adopt, amend or repeal our bylaws.

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Election of the members of the board of directors need not be by written ballot unless our bylaws shall so provide.

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A director of our company shall not, to the fullest extent permitted by the Nevada Revised Statutes, be personally liable to our company or our shareholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exception from liability is not permitted under the Nevada Revised Statutes.

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Our company, to the fullest extent permitted by the Nevada Revised Statutes is authorized to provide indemnification of, and advancement of expenses to, such agents of our company (and any other persons to which Nevada Revised Statutes permit our company to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of shareholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by the Nevada Revised Statutes, subject only to limits created by applicable Nevada law (statutory or non-statutory), with respect to actions for breach of duty to our company, our shareholders and others.

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Any amendment, repeal or modification of the amended and restated articles of incorporation related to indemnification or the limitation of liability will not apply to, or adversely affect, any right or protection of a director, officer, agent or other person existing at the time of such amendment, repeal, modification or adoption;

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The meeting and vote of shareholders may be dispensed with and action may be taken with the written consent of shareholders having not less than the minimum percentage of the vote required by Nevada Law for the proposed corporate action, provided that prompt notice shall be given to all shareholders of the taking of corporate action;

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The affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class, will be required to amend or repeal the provisions of the amended and restated articles of incorporation;

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The affirmative vote of the holders of not less than 75% of the outstanding shares of our capital stock then entitled to vote upon the election of directors, voting together as a single class, will be required to amend or repeal, or to adopt any provision inconsistent with the provisions of our amended and restated articles of incorporation related to (i) amending our bylaws, (ii) amending the voting provisions of our articles of incorporation, or (iii) the provision permitting action to be taken by written consent.

Reasons for Other Changes

These changes were requested by Fortes and must be made as a condition to closing of the merger. Our sole director had determined that such amendments are in the best interest of our company and our shareholders because they will facilitate the merger.

THE SOLE MEMBER OF OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS.

The table below sets forth certain information with respect to beneficial ownership of our stock as of the record date of the merger by:

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persons known by us to be the beneficial owners of more than five percent (5%) of our issued and outstanding common stock;

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each of our executive officers and directors; and

•

all of our officers and directors as a group.

Percentages are computed using a denominator of on 75,493,885 shares of common stock outstanding, which is the total number of shares outstanding as of the record date of the merger, and do not reflect the 1:80 reverse stock split, which has not yet become effective.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class
Elizabeth Rose (4)	4,040,000	5.35%
John Kinney (2)(3)	2,000,000	2.65%
Michael L. Peterson	8,000,000	10.60%
Bradley N. Rotter	8,000,000	10.60%
Navitas LLC	8,000,000	10.60%
First Trust Corp-Philip Kranenburg TTEE	4,000,000	5.30%
Michael Todd Buchanan	4,000,000	5.30%
Gita Iyer	4,000,000	5.30%
James Wolfenbarger (5)	4,000,000	5.30%
Eugene Ryeson	4,000,000	5.30%
Blair Krueger	10,000,000	13.25%

All officers and directors as a group (1 person)	2,000,000	2.65%

———————

(1)

Applicable percentage of beneficial ownership is based on 75,493,885 shares issued and outstanding as of the record date of the merger. Beneficial ownership is determined in accordance with rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after the record date of the merger are deemed outstanding, but are not deemed outstanding for computing the percentage of any other person. The merger, if it is approved and it closes, shall have a dilutive effect on our existing shareholders and result in a change in control of our company.

(2)

Address is 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014.

(3)

John Kinney is our sole officer and director.

(4)

Elizabeth Rose is the mother of Laird Q. Cagan, Chairman of Fortes.

(5)

James Wolfenbarger is the brother-in-law of Laird Q. Cagan, Chairman of Fortes.

Changes in Control

Other than the merger previously described in this proxy statement, our sole director is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of our company. After the merger, neither our sole director and officer, nor any of our other existing shareholders will beneficially own more than 5% of our common stock.

OTHER MATTERS

Our management does not intend to present any other items of business and knows of no other matters that will be brought before the special meeting. Whether or not you plan to attend the special meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope to ensure your representation at the special meeting.

HOUSEHOLDING

In order to reduce our printing costs and postage fees, in certain circumstances, we may send only one copy of this proxy statement to multiple shareholders if multiple shareholders of record have the same address. If you are an eligible shareholder of record receiving multiple copies of this proxy statement at your household, you can request householding orally or in writing by contacting Vision Global Solutions, Inc., 10600 N. De Anza Boulevard, Suite 250, Cupertino, California 95014, Attn: Chief Executive Officer or by calling (408) 517-3304. If you are a shareholder of record residing at an address that participates in householding and you wish to receive a separate document in the future, you may contact us in the same manner. If you own your shares through a bank, broker or other nominee, you can request householding by contacting the nominee.

WHERE YOU CAN FIND MORE INFORMATION

Vision Global Solutions, Inc. files reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning our company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the operation of the SEC’s Public Reference Room. The SEC also maintains an Internet site that contains all reports, proxy statements and other information that we file electronically with the SEC. The address of that website is http://www.sec.gov.

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO OUR COMPANY PRIOR TO THE SPECIAL MEETING, BY EXECUTING A LATER DATED PROXY AND DELIVERING IT TO OUR COMPANY’S CORPORATE SECRETARY PRIOR TO THE SPECIAL MEETING OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Directors,

John Kinney
President and Chief Executive Officer

August 15, 2008

FINANCIAL STATEMENTS OF FORTES FINANCIAL, INC.

FORTES FINANCIAL, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2007

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm F-2
Balance Sheet F-3
Statement of Operations F-4
Statement of Stockholders’ Equity F-5
Statement of Cash Flows F-6
Notes to Financial Statements F-7

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Stockholders

Fortes Financial, Inc.

We have audited the accompanying balance sheet of Fortes Financial, Inc., a development stage company organized in Delaware, (the “Company”) as of December 31, 2007, and the related statements of operations, stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortes Financial, Inc. as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

At December 31, 2007, the Company is a development stage company whose major activities have consisted of raising capital and assembling the management team. The Company has a limited operating history and has incurred losses since its inception in October 2006. As more fully described in Note 9, subsequent to December 31, 2007, the Company entered into several significant transactions including the acquisition of two existing retail mortgage banking operations in a leveraged transaction, the issuance of approximately $8.6 million of additional preferred stock, the issuance of $5.0 million in subordinated convertible debt, the execution of reverse repurchase agreements, a $13.3 million initial funding pursuant to a $21.3 million committed credit facility, and the execution of a proposed merger agreement with a public company to accomplish a reverse merger transaction. As a result of these transactions, the Company relies heavily on debt to fund its operating requirements and at July 31, 2008, has approximately $2.2 million in unrestricted cash and cash equivalents to fund such operations. As discussed in Note 1, the Company’s plans assume no further deterioration in the mortgage markets. However, further market deterioration may impact the Company’s plans and could cause the Company to default in existing debt covenants and obligations present in its financing arrangements and its debt obligations to be accelerated. If such default were to occur and such debt was to be accelerated, the Company’s liquidity would be negatively impacted. The accompanying financial statements do not reflect any adjustments related to this uncertainty.

/s/ SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP

Newport Beach, California

August 5, 2008

FORTES FINANCIAL, INC.

(A Development Stage Company)

BALANCE SHEET

December 31, 2007

ASSETS

Cash and cash equivalents	$340,739
Property and equipment, net of accumulated depreciation of $343	6,466
Other assets	5,608

Total assets	$352,813

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Accounts payable	$1,148

Stockholders’ Equity
Preferred stock, $0.0001 par value per share; 45,000,000 shares authorized; none issued and outstanding	—
Series A preferred stock, $0.0001 par value per share; 5,000,000 shares authorized and 1,333,334 issued and outstanding; liquidation preference of $1.0 million	910,000
Common stock, $0.0001 par value per share; 100,000,000 shares authorized and 14,000,000 issued and outstanding	1,400
Additional paid-in capital	42,397
Deficit accumulated during development stage	(602,132)
Total stockholders’ equity	351,665

Total liabilities and stockholders’ equity	$352,813

The accompanying notes are an integral part of these statements.

FORTES FINANCIAL, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007 and the Period from Inception (October 4, 2006)
to December 31, 2007

	Year Ended December 31, 2007	Inception (October 4 2006) through December 31, 2007
REVENUE
Interest income	$9,230	$9,230

EXPENSES
Salaries and benefits	336,551	336,551
Professional fees	182,185	182,185
General and administrative	67,351	67,351
Occupancy	14,832	14,832
Advertising	10,100	10,100
Depreciation	343	343
Total expenses	611,362	611,362

NET LOSS	$(602,132)	$(602,132)

NET LOSS PER SHARE — Basic and diluted	$(0.05)	$(0.05)

The accompanying notes are an integral part of these statements.

FORTES FINANCIAL, INC.

(A Development Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY

For the Year Ended December 31, 2007 and the Period from Inception (October 4, 2006)
to December 31, 2007

	Preferred Stock		Common Stock		Additional Paid-In Capital	Deficit Accumulated During Development Stage	Total
	Shares	Amount	Shares	Amount
BALANCE – Inception (October 4, 2006)	—	$—	—	$—	$—	$—	$—
Issuances of common stock	—	—	9,850,000	985	—	—	985
BALANCE – January 1, 2007	—	—	9,850,000	985	—	—	985
Issuances of common stock	—	—	4,150,000	415	—	—	415
Issuance of Series A preferred stock, net of issuance costs of $90,000	1,333,334	910,000	—	—	—	—	910,000
Fair value of warrants to purchase preferred stock issued to placement agent in connection with the issuances of Series A preferred stock	—	—	—	—	42,397	—	42,397
Net loss	—	—	—	—	—	(602,132)	(602,132)
BALANCE – December 31, 2007	1,333,334	$910,000	14,000,000	$1,400	$42,397	$(602,132)	$351,665

The accompanying notes are an integral part of these statements.

FORTES FINANCIAL, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2007 and the Period from Inception (October 4, 2006)
to December 31, 2007

	Year Ended December 31, 2007	Inception (October 4, 2006) through December 31, 2007
CASH FLOWS USED IN OPERATING ACTIVITIES
Net loss	$(602,132)	$(602,132)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation	343	343
Professional fees	42,397	42,397
Changes in operating assets and liabilities:
Other assets	(5,608)	(5,608)
Accounts payable	1,148	1,148
Net cash flows used in operating activities	(563,852)	(563,852)

CASH FLOWS USED IN INVESTING ACTIVITIES
Purchases of property and equipment	(6,809)	(6,809)
Net cash flows used in investing activities	(6,809)	(6,809)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
Proceeds from issuances of common stock	415	1,400
Proceeds from issuance of preferred stock, net of issuance costs	910,000	910,000
Net cash flows provided by financing activities	910,415	911,400

INCREASE IN CASH AND CASH EQUIVALENTS	339,754	340,739

CASH AND CASH EQUIVALENTS – beginning of period	985	—

CASH AND CASH EQUIVALENTS – end of period	$340,739	$340,739

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$—	$—
Cash paid for taxes	$—	$—

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING
Issuance of preferred stock warrants to broker-dealer	$42,397	$42,397

The accompanying notes are an integral part of these statements.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

December 31, 2007

1.

ORGANIZATION

Fortes Financial, Inc. (the “Company”) was incorporated under the laws of the State of Delaware in October 2006, and had no operating or financial activity during 2006. The Company commenced operations in July 2007 and is a Non-Supervised Institution with the U.S. Department of Housing and Urban Development, that brokers and originates mortgage loans. The Company was formed for the purpose of entering the U.S. finance company business and intends to build a nationwide mortgage origination platform by pursuing the acquisition and assimilation of other mortgage companies and mortgage production assets, at attractive prices. At December 31, 2007, the Company was a development stage company. Its major activities through December 31, 2007 have included raising capital, assembling the management team and identifying acquisition opportunities.

The Company operates in the highly volatile mortgage sector. Since late 2006, and continuing into 2008, the mortgage sector has been characterized by turmoil and deteriorating conditions including the withdrawal of credit by warehouse credit lenders, bankruptcy of multiple industry participants, tightening of underwriting standards, increased mortgage delinquencies and defaults by borrowers, reduced origination of mortgages, downgrades by credit rating agencies, reductions in personnel, among others.

The Company intends to originate, finance, and sell mortgage loans secured by residential real estate focusing initially on the origination of prime credit mortgage assets, including conventional conforming mortgages, prime jumbo mortgages, FHA/VA mortgages and reverse mortgages. The Company is headquartered in Laguna Niguel, California.

As more fully described in Note 9 – Subsequent Events, after December 31, 2007, the Company acquired two existing retail mortgage banking operations in a leveraged transaction, raised approximately $8.6 million of preferred capital, issued $5.0 million of subordinated convertible debt, entered into reverse repurchase agreements, received $13.3 million in initial funding pursuant to a committed $21.3 million credit facility, and entered into a proposed merger agreement with a public company to accomplish a reverse merger transaction. As a result of these capital raising transactions, at July 31, 2008, the Company had approximately $2.2 million in unrestricted cash and cash equivalents to fund such operations, which management believes will be sufficient to cover its working capital needs for the next twelve months.

The Company’s plans assume no further deterioration in the mortgage markets. However, further market deterioration may impact the Company’s plans, including its ability to originate mortgage loans at prescribed volumes and its ability to find attractive acquisition opportunities at adequate prices, and could cause the Company to default in debt covenants and other obligations present in its financing arrangements. Consequently, no assurance can be given that management will be successful in carrying out its plans. The Company is party to several financing arrangements (as more fully described in Note 9) which include certain covenants and obligations. If the Company does not comply with these covenants and obligations, it may be in default under the financing agreements, and such debts could be accelerated or redeemed before maturity. In addition, each of the financing agreements has cross-default provisions, which generally provide that a default under any one of the agreements will be a default under the other agreements. If such default were to occur and such debts were to be accelerated, the Company would be required to repay any outstanding debt owed to such creditors, and such funds may not be immediately available. In this case, the creditors may be able to foreclose on the assets of the Company or force the Company into bankruptcy. Even if funds are available, such repayment could greatly diminish the resources the Company has for operations and curtail its operations to the detriment of its overall financial condition. In addition, the Company would need to find replacement funding, which may not be available on commercially acceptable terms, or at all. If the Company is unable to obtain such financing, or if the terms thereof are too costly, it may be forced to cease or curtail proposed expansion of operations until such time as financing may be arranged, which could have a materially adverse impact on the Company’s financial position and results of operations. The accompanying financial statements do not reflect any adjustments related to these uncertainties.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company uses the accrual basis of accounting. Accordingly, income and expenses are recorded as earned and incurred, respectively.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash equivalents include cash on hand, and cash in checking and savings accounts with banks. All highly liquid investment instruments with an original maturity of no more than three months, when purchased, are classified as cash equivalents.

Revenue Recognition

Fees from the origination and marketing of mortgage loans are recognized in the period the sale occurs and the Company has determined that the criteria for sales treatment have been achieved based on surrendering control over the assets transferred.

Leases

Leases that meet the criteria for capitalization are classified as capital leases. As of December 31, 2007, and for the year then ended, there were no such leases. Leases that do not meet such criteria are classified as operating leases and related rentals are charged to expense as incurred.

Risks and Uncertainties

The Company has not yet generated significant revenue from its principal business operations. As a pre-revenue entity in its current form, the Company faces risks and uncertainties relating to its ability to successfully implement and fulfill its strategy. Among other things, these risks include the ability to originate mortgages in adequate volume; find channels for the sale of these mortgages; market to investors; manage operations; competition; attract, retain and motivate qualified personnel; maintain and develop new strategic relationships; and the ability to anticipate and adapt to the rapidly changing mortgage market and any changes in government regulations. Therefore, the Company may be subject to the risks of delays in consummating its plans, raising sufficient capital to achieve its objectives and other uncertainties, including financial, operational, technological, regulatory and other risks associated with an emerging business, including the potential risks of business failure.

Mortgage companies with whom the Company is expected to compete, in general, are larger and better capitalized. The Company is competing against entities with vast financial and intellectual resources. Presently, the Company’s resources are limited and must be allocated to very focused objectives in order to succeed.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentrations

Financial instruments that may subject the Company to credit risk include uninsured cash-in-bank balances. The Company places its cash with high credit quality institutions. At times, the Company’s bank balance may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). At December 31, 2007, the Company had amounts in excess of the FDIC limits. Management believes it is not exposed to any significant risk on its cash balances.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs totaled $10,100 during the year ended December 31, 2007.

Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. Deferred income taxes and liabilities are determined using the asset and liability method. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the temporary differences between the book and tax bases of the various balance sheet assets and liabilities and gives current recognition to changes in tax rates and laws. Deferred tax assets are recognized for temporary differences that will result in deductible amounts in future years and for tax carry forwards if, in the opinion of management, it is more likely than not that the deferred tax assets will be recovered. Additionally, SFAS No. 109 requires that a valuation allowance must be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

The Company’s income tax returns may be subject to examination by federal and state taxing authorities. Because application of tax laws and regulations to many types of transactions are susceptible to varying interpretations, and amounts reported in the financial statements could be changed at a later date upon final determination by the taxing authorities. No such examinations by taxing authorities are presently in process.

Earnings (Loss) Per Common Share

Basic earnings (loss) per common share excludes dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted from issuance of common stock that then shared in earnings, except when their effect is anti-dilutive.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. Under this statement, fair value measurements are required to be separately disclosed, by level, within the fair value hierarchy. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. In February 2008, the FASB issued FSP 157-2, which amends SFAS No. 157 to delay the effective date of SFAS No. 157 for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis, to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. In February 2008, the FASB also issued FSP 157-1 that would exclude leasing transactions accounted for under SFAS No. 13, Accounting for Leases, and its related interpretive accounting pronouncements. Management does not expect the adoption of SFAS No. 157 will have a material impact on the Company’s financial statements.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115. SFAS No. 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Management does not expect the adoption of SFAS No. 159 will have a material impact on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations. SFAS No. 141R requires the acquiring entity in a business combination to recognize the full fair value of assets acquired and liabilities assumed in the transaction whether full or partial acquisition, establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, requires expensing of most transaction and restructuring costs, and requires the acquirer to disclose all information needed to evaluate and understand the nature and financial effect of the business combination. SFAS No. 141R applies to all transactions or other events in which an entity obtains control of one or more businesses. SFAS No. 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first fiscal year beginning after December 15, 2008. Management is currently evaluating the impact SFAS No. 141R may have on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51. SFAS No. 160 requires reporting entities to present noncontrolling (minority) interests as equity as opposed to a liability or mezzanine equity and provides guidance on the accounting for transactions between an entity and noncontrolling interests. SFAS No. 160 is effective the first fiscal year beginning after December 15, 2008, and interim periods within that fiscal year. SFAS No. 160 applies prospectively as of the beginning of the fiscal year it is initially applied, except for the presentation and disclosure requirements, which are applied retrospectively for all periods presented. Management is currently evaluating the impact SFAS No. 160 may have on the Company’s financial statements.

3.

COMMITMENTS AND CONTINGENCIES

Leases

The Company occupies office facilities under operating leases on a month-to-month basis. Monthly payments are $3,974.

4.

PROPERTY AND EQUIPMENT

At December 31, 2007, the Company had the following property and equipment:

Furniture and equipment	$6,809
Less: Accumulated depreciation	(343)

$6,466

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

5.

RETIREMENT PLAN

The Company sponsors a defined contribution plan under Section 401(k) of the Internal Revenue Code, covering substantially all employees of the Company. Under the plan, participants may elect to contribute portions of their annual compensation, not to exceed legal limitation. The Company makes no contributions; only participants of the plan make contributions.

6.

INCOME TAXES

The Company incurred a net loss for the year ended December 31, 2007 of approximately $602,000 with no significant differences for calculating taxable loss. The primary component of deferred income taxes as of December 31, 2007 was a Federal tax net operating loss of approximately $602,000 resulting in a deferred tax asset of approximately $240,000. The net operating loss carry forwards begin to expire in 2027.

The amount of and ultimate realization of the benefit from the operating loss carry forward and deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the future taxable income of the Company (if any), and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carry forward and deferred tax asset, the Company has established a valuation allowance equal to the amount of the recognized deferred tax benefit.

Changes in ownership provisions prescribed in Internal Revenue Code Section 382 may restrict the future use of an entity’s net operating loss carryforwards for Federal and State income tax reporting purposes. Should a change in ownership occur, net operating loss carryforwards may be limited as to their use in future years and may be subject to annual limitations.

7.

RELATED PARTY TRANSACTIONS

Advisory Agreement

The Company’s Chairman of the Board of Directors, Laird Q. Cagan, is Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”), a merchant bank based in Cupertino, California, which is party to a consulting agreement with the Company pursuant to which it serves as the Company’s financial advisor and management consultant. Pursuant to the consulting agreement, CMCP receives a monthly advisory fee of $9,500 for management consulting and financial advisory work commencing June 13, 2007, and continuing for a minimum of three years thereafter. In connection with this advisory agreement, CMCP was also granted observation rights to the Company’s board of directors for five years following its merger with a publicly-traded company or public listing.

Placement Agent Agreement

Mr. Cagan is a managing director and registered representative of Chadbourn Securities, Inc. (“Chadbourn”), the non-exclusive placement agent for the Company. Pursuant to the Company’s advisory agreement with Chadbourn, the Company has agreed to pay a cash fee equal to 8% of gross equity proceeds, a 1% unallocated expense reimbursement, and common stock warrants of the Company equal to 10% of the shares of the Company placed by Chadbourn. Further, the Company has agreed to pay Chadbourn 5% of the proceeds of any debt capital raised in connection with its placement agent services.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

8.

SERIES A CONVERTIBLE PREFERRED STOCK

During the year ended December 31, 2007, the Company issued a private placement memorandum (“PPM”) in which the Company offered to eligible investors, as defined in the PPM, a maximum of 2,666,667 shares of Series A Convertible Preferred Stock (“Series A”), with no required minimum offering, at $0.75 per share. The Series A has a liquidation preference per share equal to the original issue price of $0.75 per share (adjusted for any recapitalizations) plus any declared but yet unpaid dividends, and a dividend preference and priority in the event that dividends are declared by the Company’s board of directors. The Series A holders vote with the holders of the common stock and not as a separate class except as specifically provided or as otherwise required by law. Each share of Series A has a number of votes equal to the number of shares of common stock then issuable upon conversion of such shares of Series A. The dividend rate on the Series A is 5% and is not cumulative. During the year ended December 31, 2007 and pursuant to the PPM, the Company issued 1,333,334 shares of Series A to eligible investors for proceeds totaling $910,000, net of $90,000 issuance costs paid to Chadbourn. Such offering costs were included as an offset to additional paid-in capital in the accompanying financial statements. Chadbourn also received warrants to purchase 133,333 shares of the Company’s common stock at an exercise price of $0.75 per share for placement services. These warrants vested immediately and expire in August 2012. The fair value of the warrants were calculated at approximately $42,000 using the Black Scholes option pricing model and is recorded as additional paid-in capital in the accompanying financial statements. The Series A is convertible at any time, at the option of the holder, into shares of the Company’s common stock. The Series A is mandatorily convertible if the Company voluntarily consummates a merger, or voluntarily becomes a public reporting company under the Securities Exchange Act of 1934. The initial conversion rate is 1:1, since the initial conversion price is equal to the original issue price of $0.75. The Series A agreements contained registration rights provisions, which were subsequently waived by holders in 2008.

See Note 9 – Subsequent Events regarding issuances of additional Series A in 2008.

9.

SUBSEQUENT EVENTS

As more fully described below, subsequent to December 31, 2007, the Company acquired two existing retail mortgage banking operations in a leveraged transaction, raised additional preferred capital, issued subordinated convertible debt, entered into reverse repurchase agreements, and entered into a proposed merger agreement with a public company to accomplish a reverse merger transaction. As a result of these transactions, at July 31, 2008, the Company had approximately $2.2 million in unrestricted cash and cash equivalents to fund such operations (with restricted cash of approximately $12.0 million).

The Company’s plans assume no further deterioration in the mortgage markets. However, further market deterioration may impact the Company’s plans, including its ability to originate mortgage loans at prescribed volumes, and its ability to find attractive acquisition opportunities at adequate prices and could cause the Company to default in debt covenants and other obligations present in its financing arrangements. Consequently, no assurance can be given that management will be successful in carrying out its plans.

Additional Issuances of Series A Preferred Stock

In January and February 2008, the Company issued an additional 1,836,703 shares of Series A for total gross proceeds of $1,377,527. Chadbourn received warrants to purchase 183,670 shares of the Company’s common stock at an exercise price of $0.75 per share for placement services. The warrants vested immediately and expire five years after their grant, in February 2013. The fair value of the warrant was calculated at approximately $53,000 using the Black Scholes option pricing model and is recorded as additional paid-in-capital in the Company’s consolidated balance sheet subsequent to December 31, 2007.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

9.

SUBSEQUENT EVENTS (Continued)

Issuance of Series B and Series C Preferred Stock

Between January and July 2008, the Company sold 3,052,666 shares of Series B Convertible Preferred Stock (“Series B”) for gross proceeds of approximately $4.6 million. In connection with these issuances, Chadbourn received warrants to purchase 305,265 shares of common stock at $1.50 per share for placement services. The warrants expire in various months in 2013, five years from their respective grant dates. The fair value of the warrant was calculated at approximately $186,000 using the Black Scholes option pricing model and is recorded as additional paid-in-capital.

Between April and May 2008, the Company sold 3,600 shares of Series C Manditorily Redeemable Convertible Preferred Stock (“Series C”) for gross proceeds of $3.6 million. The holders of Series C shall have the right to convert the Series C at any time after October 31, 2008, into shares of common stock of the Company. The initial conversion rate shall be determined by dividing the original purchase price for the Series C ($1,000 per share) by $1.50 per share of Series C Preferred (for a total of 2,400,000 shares of common stock), subject to adjustment as provided in the Third Amended Certificate. The holders of Series C shall have the option, at their sole discretion, to require the Company to redeem all or any of their respectively owned shares of Series C issued and outstanding at any time after April 30, 2009. The Company shall affect such redemption by paying in cash a sum equal to the original issue price plus all accumulated but unpaid dividends on such shares. The preferred stock agreements originally contained registration rights, but they were subsequently waived in 2008.

In connection with the Series C offering, the investors received warrants to purchase 720,000 shares of the Company’s common stock at $1.00 per share, expiring in 2013. The fair value of the warrants were calculated at approximately $586,000 using the Black Scholes option pricing model and is recorded as additional paid-in-capital. Also in connection with the Series C offering, Chadbourn received warrants to purchase 20,000 shares of the Company’s common stock at $1.50 per share, expiring in 2013 for placement services. The fair value of the warrants were calculated at approximately $12,000 using the Black Scholes option pricing model and is recorded as additional paid-in-capital

The voting rights, preferences, and limitations of the Series B and Series C holders are pari passu with Series A holders, except Series A has a liquidation preference of $0.75 per share, whereas Series B and C have liquidation preferences of $1.50 per share. See Note 8 for further discussion of Series A Preferred Stock.

Acquisitions of Mortgage Operations

Effective March 26, 2008, the Company acquired certain assets and assumed certain liabilities of Mortgage One Lending, Inc. (“MOL”), and Security One Lending, Inc. (“SOL”). The aggregate purchase price consideration of approximately $2.0 million was comprised of $199,000 of cash and $1.8 million of promissory notes. The unsecured promissory notes, due November 1, 2008, accrue interest at a rate of 10% per annum and are subordinated to other Company debt. The acquisitions were entered into consistent with the Company’s goal of building a nationwide mortgage origination platform by pursuing the acquisition and assimilation of mortgage companies and mortgage production assets. MOL specialized in providing retail mortgage services and SOL specialized in providing and brokering reverse mortgage loans. Both MOL and SOL were under common management and are based in San Diego, California.

The assets acquired included certain furniture, fixtures and equipment of MOL and SOL, but specifically excluded the purchase of (i) any capital stock (ii) cash (iii) security deposits or (iv) receivables of any type. The Company assumed certain of MOL’s and SOL’s real property and operating lease obligations. All other liabilities, obligations and indebtedness of MOL and SOL were excluded from the acquisition. Upon assuming SOL’s loan origination activities, the Company also assumed the rights under SOL’s licensing arrangements to undertake loan origination activities within those state jurisdictions in which SOL operated until the Company’s licensing applications were completed.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

9.

SUBSEQUENT EVENTS (Continued)

Acquisitions of Mortgage Operations (Continued)

The Company accounted for the transaction under the purchase method in which the purchase price was allocated to the fair value of assets acquired as follows:

Fair value of assets acquired:
Equipment, furniture and fixtures	$70,000
Goodwill	1,869,000
Identifiable intangible – in place
mortgage origination licenses	60,000

Purchase price	$1,999,000

Subsequent to March 26, 2008, SOL entered into a $7.5 million uncommitted repurchase agreement which has an expiration date of April 8, 2009, bears interest at the greater of prime, or one month LIBOR plus 250 basis points (“bps”), depending on the nature of the collateral financed. At July 31, 2008, the balance outstanding under this facility was approximately $158,000. The $4.0 million facility, which has an expiration date of March 19, 2009, bears interest at prime plus 75 bps to 200 bps, depending on the nature of the collateral financed. At July 31, 2008, amounts outstanding under this facility was approximately $1.74 million. Both facilities contain provisions requiring the Company to meet certain periodic financial and other conditions. The Company was in compliance with such conditions at July 31, 2008. In addition, these facilities fund less than 100% of the principal balance of the mortgage loans financed, requiring the use of working capital to fund the remaining portion of the principal balance of the mortgage loans financed. The majority of the mortgage loans originated under the MOL and SOL facilities remain on the facilities for a period generally of up to approximately 25 days, at which point they are sold into the secondary markets.

The mortgage market in which MOL and SOL previously operated and in which the Company conducts its business has been hampered by a confluence of adverse factors. Such factors include, but are not limited to, a decline in loan production levels, a general decline in qualifying mortgage loan applicants due principally to declining or uncertain residential collateral values in many areas, a significant increase in residential loan quality standards imposed by whole loan investors that actively participate in the secondary markets, and a decrease in credit support or more onerous requirements from traditional liquidity providers which have historically funded the sector. Moreover, recent conditions in other areas of the United States economy, notably weaknesses in the retail, auto, manufacturing and construction sectors, coupled with severe price pressures for food and energy, along with recent unemployment trends, have further exacerbated adverse conditions in the United States mortgage markets. In response to these conditions, many long-established publicly traded and nonpublic mortgage sector participants, including certain businesses that have supported the mortgage sector, have experienced significant operating performance challenges, incurred net operating losses, and experienced significant declines in their market capitalization, and others have had to seek additional capital or merger partners to continue to operate rather than discontinue operations. Certain others have suffered business failure. In addition, residential mortgage delinquency and default statistics have substantially increased during the first half of 2008 compared with prior periods and such increases have been accompanied by publicized declines in the valuations of residential mortgage loan portfolios and other forms of mortgage collateralized assets. These trends, some of which date back to early 2007, and which have continued into the first half of 2008, have caused the mortgage sector to experience a period of unprecedented turmoil.

In light of the foregoing, the Company undertook an evaluation of the goodwill recorded in connection with the acquisitions and concluded that such goodwill was impaired at June 30, 2008. The $1.93 million noncash, goodwill impairment charge was recorded during the six months ended June 30, 2008. Through July 31, 2008, the Company made aggregate principal payments on the $1.8 million promissory notes of $0.5 million, and the outstanding balances have been reduced to $1.3 million.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

9.

SUBSEQUENT EVENTS (Continued)

Reverse Repurchase Facility

Effective March 26, 2008, the Company acquired for cash consideration of $1,000, fifty percent of the common shares outstanding of Cash Flow Systems International, Inc., (“CFIS”) a mortgage lead generator and related entity to MOL and SOL. The Company does not have control of CFIS nor does it have any obligations to expand its investment beyond its current ownership stake. The Company will account for the CFIS investment under the equity method of accounting.

On June 27, 2008, the Company obtained a $150 million reverse repurchase facility with a national bank (“Repurchase Facility”) for the purpose of funding the mortgage loans that it originates. Each funding is separately approved on a transaction-by-transaction basis and is collateralized by a loan and mortgage on property that is expected to be ultimately purchased by an institutional investor or a governmental sponsored entity (“GSE”). Interest on the Repurchase Facility is at the 30-day LIBOR rate plus an applicable margin ranging from 2.5% to 2.95%, depending on the related mortgage loan collateral. The Repurchase Facility is guaranteed by certain principals of the Company and expires on May 29, 2009. At July 31, 2008, the balance outstanding on the Repurchase Facility was $10.3 million.

The Repurchase Facility contains covenants that limit the Company’s operating flexibility in the form of limitations on mergers, asset sales and a change in control without the consent of the lender. In addition, the Company must meet certain financial covenants which include profitable operations commencing in 2009, and maintenance of a 10 to 1 leverage ratio, at least $15.0 million of minimum adjusted tangible net worth, at least $10.0 million of minimum liquidity and a cash collateral account of never less than 5% of the balance outstanding under the Repurchase Facility. Events of default include, among others, failure to make payments due to the lender, a default under other debt that allows for the acceleration of maturity of such debt, a default under other debt involving payments of greater than $10,000, a non-approved change of control, an executive change deemed critical by the lender without an acceptable replacement, noncompliance with established financial covenants, certain bankruptcy events and a “going concern” emphasis paragraph in the independent auditors’ report on the Company’s annual financial statements. The Company cannot pay dividends if an event of default has occurred and is continuing. The lender may take various remedial actions including the acceleration of the repurchase date of the purchased mortgage collateral, or the sale of the mortgage collateral to third parties.

Credit Facility

On June 27, 2008, the Company entered into a credit facility (the “Credit Facility”) with a national bank pursuant to which a lender committed to advance up to $21.3 million to the Company over a three-year period ending June 26, 2011. Proceeds from advances made under the Credit Facility are to be used primarily to fund the margin portion of loans financed under the Repurchase Facility and, to a lesser extent, to fund the interest reserve, the commitment fee and other expenses required under the Credit Facility. At June 30, 2008, the principal balance outstanding under the Credit Facility was $13.3 million.

Advances under the Credit Facility bear interest at 20% per annum and such interest is payable monthly by the Company to the lender. Upon the occurrence of an uncured and continuing event of default, the interest rate on principal outstanding under the Credit Facility increases to 25% per annum. If the entire committed amount of the Credit Facility is not fully advanced by December 24, 2008, the Company is required to remit a non-usage fee to the lender of 3% of the unused commitment amount. The Credit Facility allows for the prepayment of principal outstanding in whole, but not in part, provided that the Company shall also remit all accrued and unpaid interest and a prepayment penalty amount as prescribed in the Credit Facility. Subsequent to December 26, 2009, the Company will no longer be obligated to remit prepayment penalty amounts in the event of a full principal prepayment. The Credit Facility is collateralized by, among other things, approximately $12.0 million of cash held in certain restricted accounts; the right, title and interest in any mortgage loans funded through proceeds from the Credit Facility and a blanket security interest in the Company’s assets.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

9.

SUBSEQUENT EVENTS (Continued)

Credit Facility (continued)

Terms of the Credit Facility require the Company to meet certain affirmative covenants which include, among other things (i) providing the lender with certain periodic financial information and mortgage loan information; and, allowing the lender access to other corporate and operating information as requested or required and maintaining prescribed levels of insurance; (ii) complying with certain required financial covenants, which include meeting or exceeding minimum levels of GAAP net income, liquidity and tangible net worth and not surpassing a maximum leverage ratio; and (iii) providing the lender with the right to appoint an observer who will be entitled to attend all meetings of and receive all information customarily shared with the Company’s Board of Directors. In addition, the Credit Facility places certain limitations on the Company’s ability to incur additional debt, and it contains cross default provisions relative to the Company’s other indebtedness in the event of a Credit Facility default.

Pursuant to the terms of the Credit Facility, the Company was required to remit approximately $0.9 million to the lender for commitment fees and other expenses. Unless and until the Credit Facility is fully repaid or until June 26, 2010, the Company remains obligated to remit to the lender an annual $25,000 servicing fee. The Company was also required to fund an interest reserve account of approximately $0.5 million. At July 31, 2008, restricted cash included approximately $12.0 million of funds held in interest bearing cash accounts on deposit with commercial banks that were used to collateralize the Credit Facility and to fund the interest reserve, respectively. At June 30, 2008, there was $0.8 million and $0.2 million of deferred commitment fees and debt related issuance expenses remaining to be amortized over the remaining term of the Credit Facility.

In connection with the issuance of the Credit Facility, investors received warrants to purchase 6,360,000 shares of the Company’s common stock at $0.001 per share. The warrants vest immediately and expire in June 2018. In accordance with Accounting Principles Board Opinion (“APB”) No. 14, Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants, the Company recorded the fair value of warrants of approximately $9.5 million (using the Black Scholes option pricing model) as additional paid-in-capital. The discount is being amortized to interest expense using the effective interest method over the three-year life of the Credit Facility. The effective interest rate on the Credit Facility is 48.6% on a fully-drawn basis.

Subordinated Convertible Note and Related Agreements

On June 27, 2008, the Company entered into a securities purchase agreement (the “SPA”) with Castlerigg Master Investment LTD. (“Castlerigg”) pursuant to which the Company issued and sold, at par, a $5.0 million subordinated convertible note (the “Note”) which is convertible into the Company’s common stock and issued warrants which are exercisable to purchase 3,333,333 shares of the common stock of the Company. In addition, the SPA contains, among other terms, a registration rights agreement pursuant to which the Company has agreed to provide certain registration rights to Castlerigg under the Securities Act of 1933.

Chadbourn received warrants to purchase 333,333 shares of common stock at $1.50 per share for placement services. The warrants vest immediately and expire in June 2018. The fair value of the warrants were calculated at approximately $205,000 using the Black Scholes option pricing model and is recorded as additional paid-in-capital subsequent to December 31, 2007. In addition, 1,400 shares of Series C were issued to Mr. Cagan in lieu of cash payment for the placement of the Note and the Credit Facility. The fair value of the Series C was $1,000 per share for a total value of $1.4 million in connection with these placements.

The Company used the proceeds from the Note for general corporate purposes and for its loan origination business. The Note, which matures on June 13, 2011, bears interest at 10.0% per annum with such interest payable on a quarterly basis in arrears by the Company. Upon the occurrence of an uncured and continuing event of default, the interest rate on principal outstanding under the Note increases to 18% per annum. The Note is convertible into the Company’s common shares at any time subsequent to its issuance at a conversion price of $1.50. Default provisions in the Note include, among other things, a requirement that the Company file a registration statement with the United States Securities and Exchange Commission (the “SEC”) within sixty days of June 27, 2008 and such registration statement must be

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

9.

SUBSEQUENT EVENTS (Continued)

Subordinated Convertible Note and Related Agreements (Continued)

declared effective by the SEC within 90 days of June 27, 2008 (or in certain circumstances 150 days) and a requirement that the Company complete a reverse merger with a preexisting SEC registrant within sixty days of June 27, 2008. In addition, the Note provides for a decrease in its conversion price to Castlerigg in the event that the Company is unable to meet certain established loan origination levels by December 31, 2008 and during the three months ended March 31 2009. In addition, the terms of the Note placed limitations on the Company’s ability to incur additional indebtedness and, absent the investors express written consent, restricts the Company’s ability to declare dividends.

The exercisable features of the warrant provides the investor with the right to purchase 3,333,333 shares of the Company’s common shares at $1.00 subject to declining purchase price adjustments in the event that the Company fails to meet certain other requirements imposed by the SPA. The warrant expires on June 26, 2013.

SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, states that a contract issued by an entity that is both (a) indexed to its own stock and (b) would be classified in stockholders’ equity if it were a freestanding financial instrument is not a derivative for purposes of that pronouncement. Management has concluded that the conversion option and the warrants issued in connection with the Note meets the definition of “indexed to the Company’s own stock” as that term is defined by Emerging Issues Task Force (“EITF”) Issue No. 01-6, The Meaning of Indexed to Company's Own Stock. In addition, since such notes have been determined not to be “conventional convertible debt instruments” as defined in EITF Issue No. 05-2, The Meaning of Conventional Convertible Debt Instrument in Issue 00-19, the accounting requirements of EITF Issue No. 00-19 apply.  Lastly, the debt host contract is not a derivative in its entirety, but since the debt did not qualify as a “conventional convertible debt instrument” as defined by EITF No. 00-19, the conversion option and the warrants must be bifurcated from the host instrument and accounted for as a derivative liability in accordance with EITF No. 00-19.  The Company has recorded both the conversion option and the warrants issued to the lender at the respective fair values as a discount to the face value of the Note.

Under this transaction, the Company is obligated to register for resale the common shares underlying both the shares needed to settle a conversion of the debt instrument as well as those needed for an exercise of the warrants, and as a result, this obligation does not meet the scope exception of paragraph 11(a) of SFAS No. 133. Specifically, at the commitment date, the Company could not determine whether it would have sufficient registered shares to settle both the conversion of the debt instrument and the warrant obligation and accordingly, such obligation was required to be classified as a liability (outside of stockholders’ equity) in accordance with EITF No. 00-19. The conversion feature and the warrants were both valued at $2.7 million each on the commitment date using an option pricing model. Such amounts were recorded as derivative liabilities and an offsetting debt discount against the face amount of the Note. Because the discount exceeds the face amount of the Note, the discount in excess of the face amount of the Note is recorded immediately to interest expense. The discount of $5.0 million is being amortized to interest expense using the effective interest method over the life of the Note.

Proposed Merger with Vision Global Solutions

Effective May 15, 2008, the Company entered into an Agreement and Plan of Reorganization (the “merger agreement”) by and among Vision Global Solutions, Inc., VGS Acquisition Corp. (collectively referred to as “VGS”) and the Company (hereafter referred to as the “merger agreement”). VGS is a “shell” corporation as defined in Rule 405 of the Securities Act of 1933, as amended. On August 4, 2008, the Company and VGS amended and restated the merger agreement.

Subject to VGS shareholder approval, VGS would be merged with and into the Company, which will continue as the surviving corporation under the name “Fortes Financial, Inc.” In the merger, (1) each outstanding share of Fortes’ common stock, Series A preferred stock and Series B preferred stock will be exchanged for one share of VGS common stock, (2) each outstanding share of Fortes’ Series C preferred stock will be converted into one share of VGS Series A preferred stock, and (3) each outstanding option or warrant to purchase shares of Fortes’ common stock will be exchanged for an option or warrant to purchase shares of VGS common stock.

FORTES FINANCIAL, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2007

9.

SUBSEQUENT EVENTS (Continued)

Liquidity, Capital Resources and Cash Position

The Company’s operations require access to short-term and long-term sources of cash. From Inception (October 4, 2006) through July 31, 2008, the Company’s primary sources of liquidity have been proceeds of from the issuance of common and preferred stock of approximately $9.5 million; $5.0 million of proceeds from the issuance of the Note; and, the initial $13.3 million of funding from the $21.3 million Credit Facility.

At July 31, 2008, the Company had available $14.2 million of cash and cash equivalents, of which $12.0 million was restricted. At July 31, 2008, the Company’s future principal sources of liquidity are expected to be fundings from (i) its reverse repurchase agreements, (ii) the remaining undisbursed portion of the Credit Facility (iii) proceeds from whole loan sales for cash, and (iv) the proceeds from additional issuances of equity securities; and debt proceeds, when permitted under existing borrowing arrangements.

At July 31, 2008 the Company had available three reverse repurchase facilities with aggregate borrowing capacity of $161.5 million of which $150.0 million and $11.5 million was committed and uncommitted, respectively. Of the $161.5 million of reverse repurchase facilities available to the Company, $4.0 million, $7.5 million and $150.0 million matures on March 19, 2009, and April 8, 2009 and May 29, 2009 respectively.  While no assurance can be made, the Company expects to renew these repurchase facilities on the same or similar terms at or prior to their maturity.  At July 31, 2008, the total amount outstanding under the Company’s total $11.5 million of uncommitted reverse repurchase facilities was approximately $1.9 million, leaving the Company with $9.6 million of aggregate borrowing capacity available. At July 31, 2008, the total amount outstanding under the Company’s committed reverse repurchase facility was $10.3 million, leaving the Company with $139.7 million of aggregate borrowing capacity available.

In addition, at July 31, 2008, the Company had $8.3 million of available borrowing capacity under the Credit Facility which matures on July 26, 2011.

The Company’s primary operating cash requirements include (i) the funding of mortgage loan originations and purchases prior to their sale, (ii) interest and principal payments and other liquidity requirements under our reverse repurchase facilities and other borrowings, (iii) fees, expenses and hedging costs, if any, incurred with originating and holding mortgage loans prior to their sale and (iv) ongoing administrative and operating expenses.

The Company’s ability to sell loans it originates in the secondary market whole loan sales is necessary to generate cash proceeds to pay down the reverse repurchase facilities, fund new mortgage loan originations, cover loan fees and expenses and hedging costs, and provide for ongoing administrative and operating expenses.

The ability to sell loans in the secondary market on acceptable terms is essential for the continuation of the Company’s loan origination operations. The Company recently commenced its loan origination activities and expects to generate positive cash proceeds from the sale of such mortgage loan production into the secondary markets.

If the Company’s access to its reverse repurchase facilities, working capital or whole loan markets is restricted, it would have to seek additional equity. There can be no assurance that sufficient sources of liquidity will be available to the Company at any given time or that favorable terms will be available. If the Company was unable to maintain sufficient liquidity, it would be restricted in the amount of loans that it will be able to produce and sell which would negatively impact profitability and jeopardize its ability to continue to operate as a going concern.

APPENDIX A

AMENDED AND RESTATED

AGREEMENT AND PLAN OF REORGANIZATION

AMONG

VISION GLOBAL SOLUTIONS, INC.,

VGS ACQUISITION CORP.,

AND

FORTES FINANCIAL, INC.

TABLE OF CONTENTS

Page

1.     Plan of Reorganization.

A-4

2.     Terms of Merger

A-4

3.     Delivery of Common and Preferred Shares

A-6

4.     Representations of Fortes

A-6

5.     Representations of VIGS and VGS Sub

A-8

6.     Closing

A-11

7.     Actions Prior to Closing

A-11

8.     Conditions Precedent to the Obligations of Fortes

A-12

9.     Conditions Precedent to the Obligations of VIGS and VGS Sub

A-13

10.   Survival and Indemnification

A-13

11.   Nature of Representations

A-13

12.   Documents at Closing

A-13

13.   Closing Covenants

A-14

14.   Miscellaneous

A-14

Signature Page

A-15

EXHIBIT A – Certificate of Merger (Delaware)

A-17

EXHIBIT B – VIGS Amended Articles

A-18

AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION

This AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION (hereinafter, this “Agreement”) effective as of this 4th day of August, 2008, by and among Vision Global Solutions, Inc., a Nevada corporation (hereinafter, “VIGS”); VGS Acquisition Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of VIGS (hereinafter, “VGS Sub”), on one hand, and Fortes Financial, Inc., a Delaware corporation (hereinafter, “Fortes” or the “Surviving Corporation”) on the other hand, with relevance to the facts set forth in the Recitals below. This Agreement is made and entered into by and among the parties in order to supercede, amend and restate the prior Agreement and Plan of Reorganization date May 14, 2008 by and among the parties.

RECITALS

A.

Purpose. VIGS desires to acquire Fortes as a wholly-owned subsidiary and to issue shares of VIGS Common Stock and VIGS Preferred Stock (defined below), as applicable, to the stockholders of Fortes upon the terms and conditions set forth herein. VGS Sub is a wholly-owned subsidiary corporation of VIGS that shall be merged with and into Fortes, whereupon Fortes shall be the surviving corporation of said merger and shall become a wholly-owned subsidiary of VIGS (VGS Sub and Fortes are sometimes collectively hereinafter referred to as the “Constituent Corporations”).

B.

Board and Shareholder Approvals. The boards of directors of VIGS, VGS Sub and Fortes, respectively, deem it advisable and in the best interests of such corporations and their respective stockholders that VGS Sub merge with and into Fortes pursuant to this Agreement and the Delaware Certificate of Merger (which is substantially in the form attached hereto as Exhibit A) and pursuant to applicable provisions of law (such transaction hereafter referred to as the “Merger”).

C.

Capitalization of VIGS. VIGS has an authorized capitalization consisting of (i) 200,000,000 shares of Class A Common Stock, par value $0.001 per share, of which 85,493,885 shares are issued and outstanding as of the date hereof (“VIGS Common Stock”) and (ii) 5,000,000 authorized shares of preferred stock (“VIGS Preferred Stock”), of which none are issued and outstanding as of the date hereof.

D.

Capitalization of VGS SUB. VGS Sub has an authorized capitalization consisting of 1,000 shares of par value $0.001 per share of common stock, of which 1,000 shares shall be issued and outstanding and owned by VIGS as of the closing of the Merger.

E.

Capitalization of Fortes. Fortes has an authorized capitalization consisting of (i) 100,000,000 shares of common stock, par value $0.0001 per share (“Fortes Common Stock”), of which 14,020,000 shares are issued and outstanding as of the date hereof, and (ii) 50,000,000 authorized shares of Preferred Stock, par value $0.0001 per share, including: (a) 5,000,000 authorized shares of Series A Preferred Stock, (“Fortes Series A Preferred Stock”), of which 3,170,000 shares are issued and outstanding, (b) 20,000,000 authorized shares of Series B Preferred Stock, (“Fortes Series B Preferred Stock”), of which 3,052,666 shares are issued and outstanding, and (c) 5,000 authorized shares of Series C Preferred Stock (“Fortes Series C Preferred Stock”), of which 5,000 shares were currently issued and outstanding, and (d) 24,995,000 remaining undesignated authorized shares of preferred stock, (“Fortes Undesignated Preferred Stock”), of which none are currently issued and outstanding as of the date hereof (the Fortes Series A Preferred Stock, the Fortes Series B Preferred Stock, the Fortes Series C Preferred Stock and the Fortes Undesignated Preferred Stock shall be collectively referred to herein as the “Fortes Preferred Stock”). Further, Fortes currently has outstanding warrants to purchase 11,388,936 shares of Common Stock of Fortes.

F.

Filing of the VIGS Amended Articles. Prior to the closing of the Merger, the Board of Directors of VIGS shall seek to obtain, in compliance with SEC regulations, shareholder approval in order to duly authorize, effectuate and file the VIGS Amended Articles (defined below) with the Secretary of State of Nevada.

G.

Conversion of the Fortes Preferred Stock. It is contemplated that immediately prior to the closing of the Merger, Fortes will issue additional shares of Fortes Series B Preferred Stock and warrants to purchase Fortes Common Stock to accredited investors who subscribe for shares of Fortes Series B currently being offered to accredited investors in a private placement. Any of the foregoing additional shares of Fortes Series B Preferred Stock and Common Stock purchase warrants that are issued and outstanding prior to the Merger, shall be exchanged for VIGS Common Stock and VIGS Common Stock purchase warrants in the Merger on the same basis as all other authorized and outstanding shares of Fortes Preferred Stock and Fortes Common Stock and warrants are exchanged and as set forth in Section (c) below.

NOW THEREFORE, for the mutual consideration set out herein, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.

Plan of Reorganization. The parties to this Agreement do hereby agree that VGS Sub shall be merged with and into Fortes upon the terms and conditions set forth herein and in accordance with the provisions of the Delaware General Corporation Law. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and related sections thereunder.

2.

Terms of Merger. In accordance with the provisions of this Agreement and the requirements of applicable law, VGS Sub shall be merged with and into Fortes as of the Effective Date (the terms “Closing” and “Effective Date” are defined in Section 6 hereof). Fortes shall be the Surviving Corporation and the separate existence of VGS Sub shall cease when the Merger shall become effective. Consummation of the Merger shall be upon the following terms and subject to the conditions set forth herein:

(a)

Corporate Existence.

(1)

Commencing with the Effective Date, the Surviving Corporation shall continue its corporate existence as a Delaware corporation and (i) it shall thereupon and thereafter possess all rights, privileges, powers, franchises and property (real, personal and mixed) of each of the Constituent Corporations; (ii) all debts due to either of the Constituent Corporations, on whatever account, all causes in action and all other things belonging to either of the Constituent Corporations shall be taken and deemed to be transferred to and shall be vested in the Surviving Corporation by virtue of the Merger without further act or deed; and (iii) all rights of creditors and all liens, if any, upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Date, and all debts, liabilities and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation.

(2)

At the Effective Date, (i) the Certificate of Incorporation and the By-laws of Fortes, as existing immediately prior to the Effective Date, shall be and remain the Certificate of Incorporation and By-Laws of the Surviving Corporation; (ii) the members of the Board of Directors of Fortes holding office immediately prior to the Effective Date shall remain as the members of the Board of Directors of the Surviving Corporation (if on or after the Effective Date a vacancy exists on the Board of Directors of the Surviving Corporation, such vacancy may thereafter be filled in a manner provided by applicable law and the By-laws of the Surviving Corporation); and (iii) until the Board of Directors of the Surviving Corporation shall otherwise determine, all persons who held offices of Fortes at the Effective Date shall continue to hold the same offices of the Surviving Corporation.

(b)

Events Occurring Prior to the Closing.

(1)

Prior to the Effective Date of the Merger, the Board of Directors and the shareholders of VIGS shall duly authorize and approve an eighty-for-one (80:1) reverse stock split (the “Reverse Split”) of VIGS Common Stock. In connection with the Reverse Split, the total number of issued and outstanding shares of VIGS Common Stock held by each stockholder will be converted automatically into the number of whole shares of VIGS Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the Reverse Split, divided by (ii) 80. The VIGS Preferred Stock shall remain unaffected by the Reverse Split. No fractional shares will be issued, and no cash or other consideration will be paid. Instead of issuing fractional shares, VIGS will issue one full share of the post-Reverse Split VIGS Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Split;

(2)

Prior to the Effective Date of the Merger, the Board of Directors of VIGS shall duly authorize the Amended and Restated Articles of Incorporation of VIGS in the form attached hereto as Exhibit B (the “VIGS Amended Articles”) so that VIGS shall have an authorized capitalization consisting of 200,000,000 shares of common stock, par value $0.001 per share (“VIGS Common Stock”), of which, 943,675 shares will be issued and outstanding as the Effective Date of the Merger; and 50,000,000 authorized shares of VIGS Preferred Stock, including (a) 5,000 authorized shares of Series A Preferred Stock of VIGS (“VIGS Series A Preferred Stock”), par value $0.001 per share (b) 49,995,000 remaining undesignated authorized shares of preferred stock, (“VIGS Undesignated Preferred Stock”), of which none will be issued and outstanding as of the date of the Effective Date of the Merger (collectively, the

VIGS Series A Preferred Stock, and the Undesignated Preferred Stock shall be collectively referred to herein as the “VIGS Amended Preferred Stock”). Upon receipt of the necessary shareholder approval (which VIGS covenants to obtain), the Board of Directors of VIGS shall cause the VIGS Amended Articles to be filed with the Nevada Secretary of State.

(3)

It is currently contemplated that prior to the Effective Date of the Merger, Fortes shall (i) close its private offerings under Regulation D, Rule 506, as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which it will issue up to 6,947,334 additional shares of Fortes Series B Preferred Stock (collectively, the “Private Placement”). All of the shares of Fortes Series B Preferred Stock issued as part of the Private Placement shall be included in the shares of Fortes that are outstanding at the time of the Merger and shall be converted or exchanged in the Merger in accordance with Section 2(c)(1) below.

(c)

Conversion of Securities.

As of the Effective Date and without any action on the part of VIGS, VGS Sub, Fortes or the holders of any of the securities of any of these corporations, each of the following shall occur:

(1)

Each share of Fortes Common Stock issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of VIGS Common Stock. All such shares of Fortes Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of VIGS Common Stock, respectively, into which such shares of Fortes Common Stock were converted. The holders of such certificates previously evidencing shares of Fortes Common Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of Fortes Common Stock except as otherwise provided herein or by law;

(2)

Each share of Fortes Series A Preferred Stock issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of VIGS Common Stock. All such shares of Fortes Series A Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of VIGS Common Stock, respectively, into which such shares of Fortes Series A Preferred Stock were converted. The holders of such certificates previously evidencing shares of Fortes Series A Preferred Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of Fortes Series A Preferred Stock except as otherwise provided herein or by law;

(3)

Each share of Fortes Series B Preferred Stock issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of VIGS Common Stock. All such shares of Fortes Series B Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of VIGS Series B Preferred Stock, respectively, into which such shares of Fortes Common Stock were converted. The holders of such certificates previously evidencing shares of Fortes Series B Preferred Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of Fortes Series B Preferred Stock except as otherwise provided herein or by law;

(4)

Each share of Fortes Series C Preferred Stock issued and outstanding immediately prior to the Effective Date shall be converted into one (1) share of VIGS Series A Preferred Stock. All such shares of Fortes Series C Preferred Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each certificate previously evidencing any such shares shall thereafter represent the right to receive, upon the surrender of such certificate in accordance with the provisions of Section 3 hereof, certificates evidencing such number of shares of VIGS Series A Preferred Stock, respectively, into which such shares of Fortes Series C Preferred Stock were converted. The holders of such certificates previously evidencing shares of Fortes Series C Preferred Stock outstanding immediately prior to the Effective Date shall cease to have any rights with respect to such shares of Fortes Series C Preferred Stock except as otherwise provided herein or by law;

(5)

Any shares of Fortes capital stock held in the treasury of Fortes immediately prior to the Effective Date shall automatically be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto;

(6)

Each share of capital stock of VGS Sub issued and outstanding immediately prior to the Effective Date shall remain in existence as one (1) share of common stock of the Surviving Corporation, which shall be wholly-owned by VIGS;

(d)

Other Matters.

(1)

Upon the effectiveness of the Merger, each outstanding option or warrant to purchase Fortes Common Stock, whether or not then exercisable, shall be converted into an option or warrant to purchase (in substitution for each share of Fortes Common Stock subject to an Fortes option or warrant) one (1) share of VIGS Common Stock at a price equal to the exercise price in effect immediately prior to the Merger. All other terms and conditions of each Fortes option or warrant shall remain the same.

(2)

Upon the effectiveness of the merger, each promissory note convertible into shares of Fortes Common Stock, whether or not then convertible, shall be converted into a promissory note convertible into shares of VIGS Common Stock at the conversion rate in effect immediately prior to the Merger. All other terms and conditions of each Fortes convertible promissory note shall remain the same.

(3)

At the Closing, the number of directors of VIGS will be increased to three (3). The then existing sole director of VIGS shall then nominate and elect to the Board of Directors of VIGS the three persons designated by Fortes, and all of the persons serving as directors and officers of VIGS immediately prior to the Closing shall thereafter resign from all of their positions with VIGS, effective immediately as of the Closing, and the newly designated directors shall commence at that time their respective terms.

(4)

Upon the effectiveness of the Merger, VIGS shall assume and will be bound by the registration rights agreements previously entered into, or hereafter entered into, between Fortes and (i) the subscribers who have previously purchased shares of Fortes Series A Preferred Stock and (ii) the subscribers who subscribe for the Series B or Series C Preferred Stock of Fortes in the Private Placement that is currently scheduled to close prior to the Closing. The terms of the registration rights are set forth as an exhibit to the subscription agreements entered into by each of the foregoing purchasers of shares of Fortes stock. VIGS agrees to execute any agreement or other instrument Fortes deems necessary to confirm its agreement to comply with the registration rights granted by Fortes to the purchasers of its shares of Series A, Series B, and Series C Preferred Stock.

3.

Delivery of Common and Preferred Shares. On or as soon as practicable after the Effective Date, Fortes will use reasonable efforts to cause all holders of Fortes Preferred and Common Stock, including the holders of Series B Preferred Stock acquired in the Private Placement (collectively, the “Fortes Stockholders”) to surrender to VIGS’ transfer agent for cancellation certificates representing their shares of Fortes Common Stock and Fortes Preferred Stock, as applicable, against delivery of certificates representing the shares of VIGS Common Stock and VIGS Series A Preferred Stock, as applicable, for which the Fortes shares are to be converted in the Merger. Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented Fortes Common Stock or Fortes Preferred Stock shall be deemed for all corporate purposes to evidence ownership of the same number of shares of VIGS Common Stock or VIGS Series A Preferred Stock, as applicable, into which the shares of Fortes Common Stock and Fortes Preferred Stock represented by such Fortes certificate shall have been so converted.

4.

Representations of Fortes. Fortes hereby represents and warrants as follows, which warranties and representations shall also be true as of the Effective Date:

(a)

As of the date hereof, the total number of shares of Fortes Common Stock issued and outstanding is 14,020,000, and there 3,170,037 shares of Fortes Series A Preferred Stock currently outstanding, 3,052,666 shares of Fortes Series B Preferred Stock currently outstanding and 5,000 shares of Fortes Series C Preferred Stock currently outstanding. Other than the shares of Fortes Series B Preferred Stock that may be issued immediately prior to the Closing pursuant to the Private Placement as described in Section 2(b) above, the foregoing shares represent all of the shares of Fortes’ capital stock that will be issued and outstanding as of the Effective Date. In addition, Fortes has and warrants to purchase 11,388,936 shares of our common stock to existing holders of warrants to purchase common stock of

Fortes. Further, a $5,000,000 outstanding convertible note issued by Fortes to Castlerigg is convertible into 3,333,333 shares of common stock (at a conversion price $1.50), which in the merger will convert into the right to purchase our common stock on the same terms. Additionally, the outstanding 5,000 shares Fortes Series C Preferred Stock are convertible into 3,333,333 shares of common stock.

(b)

The Fortes Common Stock and Fortes Preferred Stock constitutes duly authorized, validly issued shares of capital stock of Fortes. All shares of Fortes Common Stock and Fortes Preferred Stock are fully paid and nonassessable.

(c)

The Fortes audited financial statements as of and for the year ended December 31, 2007, which have been made available to VIGS (hereinafter referred to as the “Fortes Financial Statements”), to the best of Fortes’ Knowledge, fairly present in all material respects the financial condition of Fortes as of the dates thereof and the results of its operations for the periods covered. Other than as set forth in Schedule 4(c) attached hereto, and except as may otherwise be set forth or referenced herein, there are no material liabilities or obligations, either fixed or contingent, not disclosed or referenced in the Fortes Financial Statements or in any exhibit thereto or notes thereto other than contracts or obligations occurring in the ordinary course of business since December 31, 2007. No contracts or obligations occurring in the ordinary course of business constitute liens or other liabilities which materially alter the financial condition of Fortes as reflected in the Fortes Financial Statements. Fortes has or will have at the Closing good title to all assets shown on the Fortes Financial Statements subject only to dispositions and other transactions in the ordinary course of business, the disclosures set forth therein, and liens and encumbrances of record. The Fortes Financial Statements have been prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto and except for the absence of footnotes).

(d)

Since December 31, 2007, there has not been any material adverse change in the financial position of Fortes except changes arising in the ordinary course of business, which changes will not materially or adversely affect the financial position of Fortes.

(e)

Fortes is not a party to any material pending litigation or, to the actual knowledge of its executive officers (herein, “Knowledge”), any governmental investigation or proceeding, not reflected in the Fortes Financial Statements, and, to its Knowledge, no material litigation, claims, assessments or any governmental proceedings are threatened against Fortes.

(f)

Fortes is in good standing in its state of incorporation, and is in good standing and duly qualified to do business in each state where required to be so qualified except where the failure to so qualify would have no material negative impact on Fortes.

(g)

Fortes has, or by the Effective Date will have, filed all material tax, governmental and/or related forms and reports (or extensions thereof) due or required to be filed in the ordinary course of business and has (or will have) paid or made adequate provisions for all taxes or assessments which have become due as of the Effective Date, except where failure to do so would have no material adverse effect on Fortes.

(h)

Fortes has not materially breached any material agreement to which it is a party. Fortes has made available to VIGS for review copies of or access to all material contracts, commitments or agreements to which Fortes is a party, including all contracts covering relationships or dealings with related parties or affiliates.

(i)

Fortes owns 50% of the outstanding capital stock Cash Flow International, Inc.

(j)

Fortes has made its corporate financial records, minute books, and other corporate documents and records available for review to present management of VIGS prior to the Effective Date, during reasonable business hours and on reasonable notice.

(k)

Subject to the receipt of shareholder approval, Fortes has the corporate power to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will prior to the Closing and the Effective Date be duly authorized by the Board of Directors of Fortes and by the stockholders of Fortes. The execution of this Agreement does not materially violate or breach any material agreement or contract to which Fortes is a party, and Fortes, to the extent required, has (or will have by Closing) obtained all necessary approvals or consents required by any agreement to which Fortes is a party. The execution and performance of this Agreement will not violate or conflict with any provision of the Certificate of Incorporation or by-laws of Fortes.

(l)

Information regarding Fortes, which has been delivered by Fortes to VIGS for use in connection with the Merger, is true and accurate in all material respects.

5.

Representations of VIGS and VGS Sub. VIGS and VGS Sub hereby jointly and severally represent and warrant to Fortes as follows, each of which representations and warranties shall continue to be true as of the Effective Date:

(a)

As of the Effective Date, the shares of VIGS Common Stock to be issued and delivered to the Fortes Stockholders hereunder and in connection herewith will, when so issued and delivered, constitute duly authorized, validly and legally issued, fully-paid, nonassessable shares of VIGS capital stock, free of all liens and encumbrances.

(b)

VIGS and VGS Sub have the corporate power to enter into this Agreement and to perform their obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will prior to the Closing and the Effective Date be duly authorized by the respective Boards of Directors, and to the extent legally required, shareholder approval, of VIGS and VGS Sub and by VIGS. The execution and performance of this Agreement will not constitute a material breach of any agreement, indenture, mortgage, license or other instrument or document to which VIGS or VGS Sub is a party or to which it is otherwise subject and will not violate any judgment, decree, order, writ, law, rule, statute, or regulation applicable to VIGS or VGS Sub or their respective properties. The execution and performance of this Agreement will not violate or conflict with any provision of the respective Articles or Certificate of Incorporation or by-laws of VIGS or VGS Sub.

(c)

VIGS has delivered to Fortes a true and complete copy of its audited financial statements for the fiscal years ended December 31, 2006 and 2007 (the “VIGS Financial Statements”). To the best of VIGS Knowledge, the VIGS Financial Statements are complete, accurate and fairly present the financial condition of VIGS as of the dates thereof and the results of its operations for the periods then ended. There are no material liabilities or obligations either fixed or contingent not reflected therein. The VIGS Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of VIGS as of the dates thereof and the results of its operations and changes in financial position for the periods then ended. VGS Sub has no financial statements because it was recently formed solely for the purpose of effectuating the Merger and it has been, is and will remain inactive except for purposes of the Merger, and it has no assets, liabilities, contracts or obligations of any kind other than as incurred in the ordinary course in connection with its incorporation in Delaware. VIGS has no subsidiaries or affiliates except for VGS Sub, and VGS Sub has no subsidiaries or affiliates.

(d)

Since December 31, 2007, there have not been any material adverse changes in the financial condition of VIGS. At the Closing, neither VIGS nor VGS Sub shall have any material assets and neither such corporation now has, nor shall it have, any liabilities of any kind.

(e)

Neither VIGS nor VGS Sub is a party to, or the subject of, any pending litigation, claims, or governmental investigation or proceeding not reflected in the VIGS Financial Statements, and to the Knowledge of VIGS and VGS Sub, there are no lawsuits, claims, assessments, investigations, or similar matters, threatened or contemplated against or affecting VGS Sub, VIGS, or the management or properties of VIGS or VGS Sub.

(f)

VIGS and VGS Sub are each duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; each has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where so required except where the failure to so qualify would have no material negative impact. Neither corporation is required to be qualified to do business in any state other than the states of Nevada (for VIGS) and Delaware (for VGS Sub).

(g)

VIGS and VGS Sub have filed all federal, state, county and local income, excise, property and other tax, governmental and other returns, forms, filings, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provision in the VIGS Financial Statements for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns, filings or reports or pursuant to any assessments received, except where the absence or lack of such filing or payment would result in a material adverse effect. Neither VIGS nor VGS Sub is delinquent or obligated for any material tax, penalty, interest, delinquency or charge and there are no tax liens or encumbrances applicable to either corporation.

(h)

As of the date of this Agreement, VIGS’s authorized capital stock consists of 200,000,000 of shares of Common Stock, par value $0.001 per share of which, 75,493,885 shares are currently issued and outstanding as of the date hereof; and 5,000,000 authorized shares of Preferred Stock, of which none are currently issued and outstanding as of the date hereof.

(i)

At the Closing of the Merger, VIGS authorized capital stock shall consist of 200,000,000 shares of VIGS Common Stock, par value $0.001 per share, of which, 943,674 shares will be issued and outstanding; and 50,000,000 authorized shares of VIGS Amended Preferred Stock, including (a) 5,000 authorized shares of VIGS Series A Preferred Stock, $0.001 per share, of which, no shares shall be issued and outstanding, and (b) 49,995,000 remaining VIGS Undesignated Preferred Stock, of which none shall be issued and outstanding. VGS Sub’s capitalization consists solely of 1,000 authorized shares of $0.001 par value common stock (“VGS Sub’s Common Stock”), of which 1,000 shares are outstanding, all of which are owned by VIGS, free and clear of all liens, claims and encumbrances. All outstanding shares of capital stock of VIGS and VGS Sub are, and shall be at Closing, validly issued, fully paid and nonassessable. There are no existing options, calls, claims, warrants, preemptive rights, registration rights or commitments of any character relating to the issued or unissued capital stock or other securities of either VIGS or VGS Sub.

(j)

VIGS and VGS Sub have (and at the Closing they will have) disclosed in writing to Fortes on an Exhibit hereto all events, conditions and facts materially affecting the business, financial conditions (including any liabilities, contingent or otherwise) or results of operations of either VIGS or VGS Sub.

(k)

The financial records, minute books, and other documents and records of VIGS and VGS Sub in the actual possession of the management of these entities have been made available to Fortes prior to the Closing. The records and documents of VIGS and VGS Sub that have been delivered to Fortes constitute all of the records and documents of VIGS and VGS Sub that are in the possession of VIGS or VGS Sub.

(l)

Neither VIGS nor VGS Sub has breached, nor is there any pending, or to the Knowledge of the VIGS or VGS Sub, any existing or threatened claim that VIGS or VGS Sub has breached, any of the terms or conditions of any agreements, contracts, commitments or other documents to which it is a party or by which its properties are bound. The execution and performance of this Agreement will not violate any provisions of applicable law or any agreement to which VIGS or VGS Sub is subject. Each of VIGS and VGS Sub hereby represent and warrant that it is not a party to any contract or commitment other than appointment documents with VIGS’s transfer agent, and that it has disclosed to Fortes in writing all previous or existing relationships or dealings with related or controlling parties or affiliates. There are no currently existing agreements with any affiliates, related or controlling persons or entities.

(m)

To the best of management’s Knowledge, VIGS has complied with all of the provisions relating to the issuance of shares, and for the registration thereof, under the Securities Act, other applicable securities laws, and all applicable blue sky laws in connection with any and all of its stock issuance. There are no outstanding, pending or threatened stop orders or other actions or investigations relating thereto involving federal and state securities laws. To the best of management’s Knowledge, all issued and outstanding shares of VIGS equity and other securities were offered and sold in compliance with federal and state securities laws.

(n)

To the best of management’s Knowledge, all information regarding VIGS which has been provided to Fortes by VIGS or set forth in any document or other communication, disseminated to any former, existing or potential stockholders of VIGS or to the public or filed with the NASD or the SEC or any state securities regulators or authorities is true, complete, accurate in all material respects, not misleading, and was and is in full compliance with all securities laws and regulations.

(o)

To the best of management’s Knowledge, VIGS is and has been in compliance with, and VIGS has conducted any business previously owned or operated by it in compliance with, all applicable laws, orders, rules and regulations of all governmental bodies and agencies, including applicable securities laws and regulations (including, by way of example and not limitation the Sarbanes-Oxley Act of 2002) and environmental laws and regulations, except where such noncompliance has and will have, in the aggregate, no material adverse effect. VIGS currently trades on the Over-the-Counter Bulletin Board. VIGS was delinquent in three public filings during the last three years which were required under the Securities Exchange Act of 1934, as amended, resulting in the temporary delisting of VIGS from the Over-the-Counter Bulletin Board for the period of one year. Otherwise, VIGS has not received notice of any noncompliance with the foregoing, nor is it aware of any claims or threatened claims in connection therewith. VIGS has never conducted any operations or engaged in any business transactions whatsoever other than as set forth in the reports VIGS has previously filed with the SEC.

(p)

Without limiting the foregoing, (i) VIGS and any other person or entity for whose conduct VIGS is legally held responsible are and have been in material compliance with all applicable federal, state, regional, local laws, statutes, ordinances, judgments, rulings and regulations relating to any matters of pollution, protection of the environment, health or safety, or environmental regulation or control, and (ii) neither VIGS nor any other person for whose conduct VIGS is legally held responsible has manufactured, generated, treated, stored, handled, processed, released, transported or disposed of any hazardous substance on, under, from or at any of VIGS’ properties or in connection with VIGS’ operations.

(q)

To the best of VIGS’ management’s Knowledge, and except as otherwise disclosed herein, VIGS has filed all required documents, reports and schedules with the SEC, the NASD and any applicable state or regional securities regulators or authorities (collectively, the “VIGS SEC Documents”). As of their respective dates, the VIGS SEC Documents complied in all material respects with the requirements of the Securities Act, the NASD rules and regulations and state and regional securities laws and regulations, as the case may be, and, at the respective times they were filed, none of the VIGS SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of VIGS’s management’s Knowledge, the VIGS Financial Statements (including, in each case, any notes thereto) of VIGS included in the VIGS SEC Documents complied as to form and substance in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles (except as may be indicated therein or in the notes thereto) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the financial position of VIGS as of the respective dates thereof and the results of its operations and its cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein).

(r)

To the best of VIGS’s management’s Knowledge, except as and to the extent specifically disclosed in this Agreement and as may be specifically disclosed or reserved against as to amount in the latest balance sheet contained in the VIGS Financial Statements, there is no basis for any assertion against VIGS of any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, including, without limitation, any liability for taxes (including e-commerce sales or other taxes), interest, penalties and other charges payable with respect thereto. To the best of management’s Knowledge, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) result in any payment (whether severance pay, unemployment compensation or otherwise) becoming due from VIGS to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of VIGS, (b) increase any benefits otherwise payable to any person or entity, including without limitation any employee, director, officer or affiliate or former employee, director, officer or affiliate of VIGS, or (c) result in the acceleration of the time of payment or vesting of any such benefits.

(s)

No aspect of VIGS’ past or present business, operations or assets is of such a character as would restrict or otherwise hinder or impair VIGS from carrying on the business of VIGS as it is presently being conducted by VIGS.

(t)

VIGS currently has no employees, consultants or independent contractors other than John Kinney. John Kinney is the sole director and sole executive officer of VIGS, and John Kinney is the sole director and sole executive officer of VGS Sub.

(u)

To the best of VIGS’ management’s Knowledge, VIGS has no material contracts, commitments, arrangements, or understandings relating to its business, operations, financial condition, prospects or otherwise. For purposes of this Section 5, “material” means payment or performance of a contract, commitment, arrangement or understanding that is expected to involve payments in excess of $10,000.

(v)

To the best of VIGS’ management’s Knowledge, other than this Agreement and the transactions contemplated hereby, there are no outstanding contracts, commitments or bids, or services, development, sales or other proposals of either VIGS or VGS Sub.

(w)

There are no outstanding lease commitments that cannot be terminated without penalty upon 30-days’ prior notice, or any purchase commitments, in each case of either VIGS or VGS Sub.

(x)

To the best of VIGS’ management’s Knowledge, no representation or warranty by VIGS or VGS Sub contained in this Agreement and no statement contained in any certificate, schedule or other communication furnished pursuant to or in connection with the provisions hereof contains or shall contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. There is no current or prior event or condition of any kind or character pertaining to VIGS that may reasonably be expected to have a material adverse effect on VIGS or its subsidiaries. Except as specifically indicated elsewhere in this Agreement, all documents delivered by VIGS in connection herewith have been and will be complete originals, or exact copies thereof.

(y)

To the best of VIGS’ management’s Knowledge, assuming all corporate consents and approvals have been obtained and assuming the appropriate filings and mailings are made by VIGS under the Securities Act, the Securities Exchange Act of 1934, with the NASD, and with the Secretaries of State of Delaware and Nevada, the execution and delivery by VIGS of this Agreement and the closing documents and the consummation by VIGS of the transactions contemplated hereby do not and will not (i) require the consent, approval or action of, or any filing or notice to, any corporation, firm, person or other entity or any public, governmental or judicial authority (except for such consents, approvals, actions, filing or notices the failure of which to make or obtain will not in the aggregate have a material adverse effect); or (ii) violate any order, writ, injunction, decree, judgment, ruling, law, rule or regulation of any federal, state, county, municipal, or foreign court or governmental authority applicable to VIGS, or its business or assets. VIGS is not subject to, or a party to, any mortgage, lien, lease, agreement, contract, instrument, order, judgment or decree or any other material restriction of any kind or character which would prevent, hinder or impair the continued operation of the business of VIGS (or to the Knowledge of VIGS, the continued operation of the business of Fortes) after the Closing.

6.

Closing. The Closing of the transactions contemplated herein shall take place on such date (the “Closing”) as soon as reasonably practicable following the execution of this Agreement, subject to the conditions precedent set forth in Sections 8 and 9 hereto, unless accelerated or extended by the affirmative agreement by all parties. The “Effective Date” of the Merger shall be that date and time specified in the Certificate of Merger as the date on which the Merger shall become effective.

7.

Actions Prior to Closing.

(a)

Prior to the Closing, Fortes on the one hand, and VIGS and VGS Sub on the other hand, shall be entitled to make such investigations of the assets, properties, business and operations of the other party, and to examine the books, records, tax returns, financial statements and other materials of the other party as such investigating party deems necessary in connection with this Agreement and the transactions contemplated hereby. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the parties hereto shall cooperate fully therein. Until the Closing, and if the Closing shall not occur, hereafter, each party shall keep confidential and shall not use in any manner inconsistent with the transactions contemplated by this Agreement, and shall not disclose, nor use for their own benefit, any information or documents obtained from the other party concerning the assets, properties, business and operations of such party, unless such information (i) is readily ascertainable from public or published information, (ii) is received from a third party not under any obligation to keep such information confidential, or (iii) is required to be disclosed by any law or order (in which case the disclosing party shall promptly provide notice thereof to the other party in order to enable the other party to seek a protective order or to otherwise prevent such disclosure). If this transaction is not consummated for any reason, each party shall return to the other all such confidential information, including notes and compilations thereof, promptly after the date of such termination. The representations and warranties contained in this Agreement shall not be affected or deemed waived by reason of the fact that either party hereto discovered or should have discovered any representation or warranty is or might be inaccurate in any respect.

(b)

Prior to the Closing, Fortes, VIGS and VGS Sub, agree not to issue any statement or communications to the public or the press regarding the transactions contemplated by this Agreement without the prior written consent of the other parties. In the event that VIGS is required under federal securities law to either (i) file any document with the SEC that discloses this Agreement or the transactions contemplated hereby, or (ii) to make a public announcement regarding this Agreement or the transactions contemplated hereby, VIGS shall provide Fortes with a copy of the proposed disclosure no less than 48 hours before such disclosure is made and shall incorporate into such disclosure any reasonable comments or changes that Fortes may request.

(c)

Other than the VIGS Amended Articles referenced in Section 2(b)(2) herein, there shall be issuance of shares, no stock dividend, stock split, recapitalization, or exchange of shares with respect to or rights, options or warrants issued in respect of VIGS Common Stock or VIGS Preferred Stock after the date hereof and there shall be no dividends or other distributions paid on VIGS Common Stock or VIGS Preferred Stock, or shares of VIGS capital stock issued, after the date hereof, in each case through and including the Effective Date. VIGS and VGS Sub shall conduct no business, prior to the Closing, other than in the ordinary course of business or as may be necessary in order to consummate the transactions contemplated hereby.

(d)

Prior to the Closing, if requested by Fortes, VIGS shall adopt a new stock option plan or amend its existing stock option plan in the manner requested by Fortes.

(e)

Prior to the Closing, the board of directors of each of VIGS and VGS Sub shall approve the Merger, this Agreement, and the transactions contemplated hereby, and shall cause the resignations of the officers and directors of VIGS and VGS Sub as of the Closing and take such action as is necessary to appoint the Fortes nominees to the VIGS Board of Directors.

8.

Conditions Precedent to the Obligations of Fortes. All obligations of Fortes under this Agreement are subject to the fulfillment, prior to or as of the Closing or the Effective Date, as indicated below, of each of the following conditions:

(a)

The representations and warranties by or on behalf of VIGS and VGS Sub contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof or in connection herewith shall be true and correct in all material respects at and as of the Closing and Effective Date as though such representations and warranties were made at and as of such time.

(b)

VIGS and VGS Sub shall have performed and complied with all covenants, agreements, and conditions set forth or otherwise contemplated in, and shall have executed and delivered all documents required by, this Agreement to be performed or complied with or executed and delivered by them prior to or at the Closing.

(c)

On or before the Closing, the directors and stockholders of VIGS shall have approved in accordance with applicable Nevada law the execution and delivery and shall have filed the VIGS Amended Articles attached hereto as Exhibit B.

(d)

On or before the Closing, the directors, and to the extent legally required, the shareholders of VIGS and VGS Sub shall have approved in accordance with applicable state corporation law the execution and delivery of this Agreement, the Amended Articles and the consummation of the transactions contemplated herein.

(e)

On or before the Closing Date, VIGS and VGS Sub shall have delivered certified copies of resolutions of the sole stockholder and director of VGS Sub and of the directors of VIGS approving and authorizing the execution, delivery and performance of this Agreement and authorizing all of the necessary and proper action to enable VIGS and VGS Sub to comply with the terms of this Agreement, including the election of Fortes’ nominees to the Board of Directors of VIGS and all matters outlined or contemplated herein.

(f)

The Merger shall be permitted by applicable state law and otherwise and VIGS shall have sufficient shares of its capital stock authorized to complete the Merger and the transactions contemplated hereby.

(g)

The capitalization of VIGS shall be as set forth in Section 5(i) herein.

(h)

At Closing, all of the directors and officers of VIGS shall have resigned in writing from their positions as directors and officers of VIGS effective upon the election and appointment of the Fortes nominees, and the directors of VIGS shall take such action as may be necessary or desirable regarding such election and appointment of Fortes nominees.

(i)

At the Closing, all instruments and documents delivered by VIGS or VGS Sub, including to Fortes Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Fortes.

(j)

Fortes shall have received the reasonable assurance of its certified public accountants, to the extent it deems necessary, that its financial audit shall be concluded at the proper time in order to be in full compliance will applicable SEC reporting requirements in connection with the Merger and the Closing of this transaction.

(k)

The shares of restricted VIGS capital stock to be issued to Fortes Stockholders at Closing will be validly issued, nonassessable and fully paid under Nevada corporation law and will be issued in a nonpublic offering in compliance with all federal, state and applicable securities laws.

(l)

Fortes shall have received the advice of its tax advisor, to the extent it deems necessary, that this transaction is a tax-free reorganization as to Fortes and all of the Fortes Stockholders.

(m)

Fortes shall have received all necessary and required approvals and consents from required parties and from its stockholders.

9.

Conditions Precedent to the Obligations of VIGS and VGS Sub. All obligations of VIGS and VGS Sub under this Agreement are subject to the fulfillment, prior to or at the Closing and the Effective Date, of each of the following conditions:

(a)

The representations and warranties by Fortes contained in this Agreement or in any certificate or document delivered pursuant to the provisions hereof shall be true and correct in all material respects at and as of the Closing and the Effective Date as though such representations and warranties were made at and as of such times.

(b)

Fortes shall have performed and complied with, in all material respects, all covenants, agreements, and conditions required by this Agreement to be performed or complied with prior to or at the Closing.

10.

Survival and Indemnification. None of the representations, warranties, and agreements contained in this Agreement, or in any schedule, certificate, document or statement delivered pursuant hereto, shall survive (and not be affected in any respect by) the Closing.

11.

Nature of Representations. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties and covenants and agreements contained in this Agreement and the other documents delivered at the Closing and not upon any representation, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein. Notwithstanding any investigation conducted by any party hereto or any information any party may receive, all representations, warranties, covenants and agreements contained in this Agreement (or in any schedule, certificate, document or statement delivered pursuant hereto) shall survive only until the Closing.

12.

Documents at Closing. At the Closing, the following documents shall be delivered:

(a)

Fortes will deliver, or will cause to be delivered, to VIGS the following:

(1)

a certificate executed by the President of Fortes to the effect that all representations and warranties made by Fortes under this Agreement are true and correct as of the Closing and as of the Effective Date, the same as though originally given to VIGS or VGS Sub on said date;

(2)

a certificate from the state of Fortes’ incorporation dated within five business days of the Closing to the effect that Fortes is in good standing under the laws of said state;

(3)

such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement;

(4)

executed copy of the Certificate of Merger for filing in Delaware;

(5)

certified copies of resolutions adopted by the stockholders and directors of Fortes authorizing the Merger; and

(6)

all other items, the delivery of which is a condition precedent to the obligations of VIGS and VGS Sub, as set forth herein.

(b)

VIGS and VGS Sub will deliver or cause to be delivered to Fortes:

(1)

stock certificates representing those securities of VIGS to be issued as a part of the Merger as described in Section 2 hereof;

(2)

a certificate of the President of VIGS and VGS Sub, respectively, to the effect that all representations and warranties of VIGS and VGS Sub made under this Agreement are true and correct as of the Closing, the same as though originally given to Fortes on said date;

(3)

certified copies of resolutions adopted by VIGS’ and VGS Sub’s Board of Directors and VGS Sub’s stockholder authorizing the Merger and VIGS Amended Articles and all related matters;

(4)

a certificate from the Nevada Secretary of State dated within five business days of the Closing Date that the VIGS Amended Articles have been accepted for filing;

(5)

certificates from the jurisdiction of incorporation of VIGS and VGS Sub dated within five business days of the Closing Date that each of said corporations is in good standing under the laws of said state;

(6)

such other instruments and documents as are required to be delivered pursuant to the provisions of this Agreement;

(7)

written resignation of all of the officers and directors of VIGS and VGS Sub as of the Closing and written appointment of the Fortes nominees as directors and officers; and

(8)

all other items, the delivery of which is a condition precedent to the obligations of Fortes, as set forth in Section 8 hereof.

13.

Closing Covenants.

(a)

Financial Statements. As early as possible following the execution hereof, VIGS shall send a Proxy Statement on Schedule 14A to the shareholders of VIGS to solicit approval for the Merger, the Reverse Split and the Amended Articles and shall hold a special meeting of the shareholder’s for the purpose of attaining such approvals. After the Closing, VIGS shall timely file a current report on Form 8-K to report the Merger. In addition, for a period of 12 months following the Closing, VIGS shall use its commercially reasonable efforts to timely file all reports and other documents required to be filed by VIGS under the Securities Exchange Act of 1934.

(b)

Standard and Poors. Following the Effective Date, VIGS shall apply for and use its commercially reasonable efforts to obtain listing with Standard and Poors Information Service, or a similar nationally recognized service.

(c)

OTC Bulletin Board. For a period of 12 months following the Closing, VIGS shall use its commercially reasonable efforts to cause its Common Stock to be listed for trading on either the OTC Bulletin Board or the Nasdaq Stock Market. Notwithstanding the foregoing, VIGS shall not be deemed to be in breach of the foregoing covenant if it is removed from any trading system due to its failure to meet any balance sheet or other financial requirement established by the trading system.

14.

Miscellaneous.

(a)

Further Assurances. At any time, and from time to time, after the Effective Date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

(b)

Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party (in its sole discretion) to whom such compliance is owed.

(d)

Termination. This Agreement and all obligations hereunder (other than those under Section 14(l)) may be terminated at any time for any reason.

(e)

Amendment. This Agreement may be amended only in writing as agreed to by all parties hereto.

(f)

Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested to the last known address of the noticed party.

(g)

Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(h)

Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i)

Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

(j)

Entire Agreement. This Agreement and the attached Exhibits, including the Certificate of Merger attached hereto as Exhibit A, the Amended Articles attached hereto as Exhibit B, is the entire agreement of the parties covering everything agreed upon or understood in the transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof.

(j)

Time. Time is of the essence.

(k)

Severability. If any part of this Agreement is deemed to be unenforceable, the balance of the Agreement shall remain in full force and effect.

(l)

Responsibility and Costs. In the event that the Merger is not consummated, all fees, expenses and out-of-pocket costs, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such costs and expenses, unless the failure to consummate the Merger constitutes a breach of the terms hereof, in which event the breaching party shall be responsible for all costs of all parties hereto. If the Merger is consummated, the Surviving Corporation shall pay for all merger-related fees.

(m)

Applicable Law. This Agreement shall be construed and governed by the internal laws of the State of Delaware without reference to principles of conflicts of laws.

(n)

Jurisdiction and Venue. Each party hereto irrevocably consents to the jurisdiction and venue of the state or federal courts located in Santa Clara County, State of California, in connection with any action, suit, proceeding or claim to enforce the provisions of this Agreement, to recover damages for breach of or default under this Agreement, or otherwise arising under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

VIGS ACQUISITION CORP.		VISION GLOBAL SOLUTIONS, INC.
By:	/s/ John Kinney	By:	/s/ John Kinney
	John Kinney, President		John Kinney, Chairman, President and CEO

FORTES FINANCIAL, INC.
		By:	/s/ Peter Levasseur
Peter Levasseur, President

SCHEDULE 4(c)

•

Co-Placement Agent Letter Agreement by and among Fortes Financial, Inc., Chadbourn Securities, Inc. and Internet Securities, Inc., dated June 3, 2008.

•

Co-Placement Agent Letter Agreement by and among Fortes Financial, Inc., Chadbourn Securities, Inc. and Miramar Securities, LLC, dated February 11, 2008.

•

Letter Agreement by and between Security One Lending and Fortes Financial, Inc., dated March 26, 2008.

•

Co-Placement Agent Letter Agreement by and among Fortes Financial, Inc., Chadbourn Securities, Inc. and Regal Securities, Inc., dated April 11, 2008.

•

Co-Placement Agent Letter Agreement by and among Fortes Financial, Inc., Chadbourn Securities, Inc. and Mercury Securities, dated May 14, 2008.

•

Mortgage One Lending Asset Purchase Agreement, by and between Fortes Financial, Inc., on one hand, and Mortgage One Lending, Inc., Torrey Larsen, Merritt Barber, Tyler Larsen and Debra R. Entrekin, on the other hand, dated March 26, 2008.

•

Stock Purchase Agreement by and among Fortes Financial, Inc., as buyer, and Torrey Larsen, Trustee of the 2003 Larsen Family Trust UTD 12/03/03, Merritt Barber, Trustee of the 2003 Merritt Barber Revocable Trust UTD 12/18/03, Tyler Larsen and Debbie Larsen, as the selling shareholders, dated March 26, 2008.

•

Advisor Agreement by and between Fortes Financial, Inc. and Adam Shore, dated May 19, 2008.

•

Promissory Note issued to Mortgage One Lending, Inc., dated March 26, 2008, for the principal sum of $713,181.14.

•

Assignment and Assumption of Leases by and between Mortgage One Lending and Fortes Financial, Inc., dated March 26, 2008.

•

Promissory Note issued to Security One Lending, Inc., dated March 26, 2008, for the principal sum of $1,086,818.86.

•

Securities Purchase Agreement by and between Fortes Financial, Inc. and the buyers listed therein, dated as of June 27, 2008.

•

Registration Rights Agreement by and between Fortes Financial, Inc. and the buyers listed therein, dated as of June 27, 2008.

•

Subordinated Convertible Note issued to Castlerigg Master Investments Ltd. on the June 27, 2008.

•

Warrant to purchase up to 3,333,333 shares of Fortes Financial Inc.’s common stock issued to Castlerigg Master Investments Ltd., dated as of June 27, 2008.

•

Credit Agreement by and among Fortes Financial, Inc., the financial institutions party thereto from time to time and Fourth Third LLC, dated June 27, 2008.

•

Promissory Note in the principal amount of $21,300,000 issued to Fourth Third, LLC on June 27, 2008.

•

Warrant to purchase common Stock of Fortes Financial, Inc.’s common stock issued to Fourth Third LLC, dated as of June 27, 2008 (the “Warrant”).

•

Warrant Purchase Agreement, by and between Fortes Financial, Inc. and Fourth Third LLC, dated June 27, 2008.

•

Master Repurchase Agreement, between Wachovia Bank, NA and Fortes Financial, Inc., dated June 27, 2008.

EXHIBIT A

DELAWARE CERTIFICATE OF MERGER

MERGING
VGS ACQUISITION CORP.

WITH AND INTO
FORTES FINANCIAL, INC.

Pursuant to Section 251(c) of the General Corporation Law of the State of Delaware, Fortes Financial, Inc., a Delaware corporation (the “Company”), hereby certifies the following information relating to the merger of VGS Acquisition Corp., a Delaware corporation (“VGS”), with and into the Company (the “Merger”):

FIRST: That the name and state of incorporation of each of the constituent corporations of the Merger is as follows:

Name	State of Incorporation

Fortes Financial, Inc.	Delaware
VGS Acquisition Corp.	Delaware

SECOND: That an Amended and Restated Agreement and Plan of Reorganization, dated as of August 4, 2008, by and between Vision Global Solutions, Inc., VGS and the Company (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the Company and VGS in accordance with the requirements of Section 251(c) of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving corporation of the Merger is Fortes Financial, Inc. (the “Surviving Corporation”).

FOURTH: From and after the effective time of the Merger, the Certificate of Incorporation of the Company shall be the certificate of incorporation of the Surviving Corporation.

FIFTH: That the executed Merger Agreement is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 23046 Avenida de la Carlota, Suite 600, Laguna Hills, CA 92653.

SIXTH: That a copy of the Merger Agreement will be furnished by the surviving corporation, on request and without cost, to any stockholder of the Company or VGS.

SEVENTH: This Certificate of Merger and the Merger provided for herein shall be effective at, and not until, the time that this Certificate of Merger shall have been filed in the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Peter Levasseur, the President of the Company, this __ day of __________, 2008.

FORTES FINANCIAL, INC., a Delaware corporation
By:______________________________________ Name: Peter Levasseur, President

EXHIBIT B

VIGS AMENDED ARTICLES

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
FORTES FINANCIAL, INC.

ARTICLE I

The name of this corporation is Fortes Financial, Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Nevada is 202 South Minnesota Street, Carson City, Nevada 89703. The name of its registered agent at that address is National Corporate Research Ltd.

ARTICLE III

The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under Nevada’s Corporations, Partnerships and Associations Law, as revised.

ARTICLE IV

The Corporation shall have two hundred fifty million (250,000,000) shares of capital stock of the Corporation. The Corporation is authorized to issue two (2) classes of shares, designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is two hundred million (200,000,000) shares, $0.001 par value per share. The total number of shares of Preferred Stock authorized to be issued is fifty million (50,000,000) shares, $0.001 par value per share, of which Five Thousand (5,000) shares have been designated as “Series A Convertible Preferred Stock.”

The undesignated Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to Article VI, Section 6 of these Amended and Restated Articles of Incorporation, to fix or alter the rights, preferences, privileges and restrictions of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series or the designation thereof and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall so be decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of such series.

ARTICLE V

Upon the effective date of these Amended and Restated Articles of Incorporation, each eighty shares of the Corporation’s Common Stock, par value $.001 per share, then issued and outstanding, shall become one fully paid and nonassessable share of Common Stock. Fractional shares shall be rounded up to the next whole share. The capital account of the Company shall not be increased or decreased by such reverse stock split. To reflect such reverse stock split, each certificate representing shares of Common Stock theretofore issued and outstanding shall represent one-eightieth the number of shares of Common Stock issued and outstanding after such reverse stock split (subject to the treatment of fractional shares, as provided above); and the holder of record of each such certificate shall be entitled to receive a new certificate representing a number of shares of Common Stock equal to one-eightieth the number of shares represented by said certificate for theretofore issued and outstanding shares (subject to the treatment of fractional shares, as provided above).

ARTICLE VI

The rights, preferences, privileges, restrictions and other matters relating to the Common Stock and the Series A Convertible Preferred Stock are as follows.

1.

Definitions. For purposes of this ARTICLE VI, the following definitions shall apply:

1.1

“Closing Sales Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (collectively, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date that was a trading day. If the Closing Sales Price cannot be calculated for such security on any of the foregoing bases, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation, with the costs of such appraisal to be borne by the Corporation.

1.2

“Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchase of capital stock of the Corporation in connection with the settlement of disputes with any stockholder, or (iv) any other repurchase or redemption of capital stock of the Corporation required to be approved by the holders of (a) a majority of the outstanding shares of Common Stock and (b) a majority of the outstanding shares of Series A Convertible Preferred Stock voting as separate classes.

1.3

“Dividend Rate” shall mean an annual rate of 10% of the Original Issue Price.

1.4

“Junior Stock” shall mean the Common Stock and each other class of capital stock or series of preferred stock of the Corporation established by the Board of Directors after the Original Issue Date, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series A Convertible Preferred Stock upon the liquidation, winding-up or dissolution of the Corporation.

1.5

“Liquidation Preference” shall equal the Original Issue Price per share.

1.6

“Original Issue Date” shall mean the date upon which the first shares of Series A Convertible Preferred Stock are issued.

1.7

“Original Issue Price” shall mean One Thousand Dollars ($1,000.00) per share (as appropriately adjusted for any Recapitalizations).

1.8

“Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

2.

Dividends.

2.1

Series A Convertible Preferred Stock. The holders of shares of Series A Convertible Preferred Stock shall be entitled to receive out of any assets at the time legally available therefor dividends in cash at the Dividend Rate prior and in preference to any declaration or payment of any dividend on any Junior Stock (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock). Such dividends shall accrue from day to day, whether or not earned or declared. Such dividends shall be cumulative. The accumulation of dividends on the Series A Convertible Preferred Stock shall not bear interest. All accumulated dividends on any shares of Series A Convertible Preferred Stock shall be payable in cash upon redemption and/or conversion, as applicable, of such shares of Series A Convertible Preferred Stock, or on such earlier date or dates as determined by the Board of Directors in its sole discretion. Such dividends are prior and in preference to any declaration or payment of any Distribution on any Junior Stock. Such dividends shall accrue on each share of Series A Convertible Preferred Stock from day to day from the date of initial issuance thereof whether or not there are funds legally available for payment of dividends, or such dividends are earned or declared, so that such previously accrued dividends shall be paid on, or declared and set apart for, all shares of Series A Convertible Preferred Stock at the time outstanding before any distribution shall be paid on, or declared and set apart for, any Junior Stock.

2.2

Common Stock. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2.3

Non-Cash Distributions. Whenever a Distribution provided for in this Section 2 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

3.

Liquidation Rights.

3.1

Liquidation Preference.

(a)

Series A Convertible Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series A Convertible Preferred Stock shall be entitled to receive prior and in preference to any Distribution of any of the assets of the Corporation to the holders of any Junior Stock by reason of their ownership of such stock, an amount per share for each share of Series A Convertible Preferred Stock held by them equal to the sum of (i) the Liquidation Preference, and (ii) all accrued but unpaid dividends on such share of Series A Convertible Preferred Stock.

3.2

Remaining Assets. After the payment to the holders of Series A Convertible Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of Common Stock, or any other Junior Stock as applicable, in proportion to the number of shares of Common Stock or such Junior Stock held by them.

3.3

Reorganization. For purposes of this Section 3, the voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other corporations or other entities (whether or not the Corporation is the corporation surviving such consolidation or merger) shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

3.4

Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.

Conversion. The holders of the Series A Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1

Series A Convertible Preferred Stock Right to Convert. At any time after October 31, 2008 each share of Series A Convertible Preferred Stock shall be convertible, at the option of the holder thereof (“Optional Series A Conversion”), at the office of the Corporation or any transfer agent for the Series A Convertible Preferred Stock, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing the Original Issue Price for the Series A Convertible Preferred Stock by the Conversion Price with respect to such shares (defined below). In order to effectuate the Optional Series A Conversion under this Section 4.1, the holder must provide the Corporation a Notice of Conversion. The initial “Conversion Price” per share of Series A Convertible Preferred Stock shall be $1.50 and shall be subject to adjustment as provided herein. The number of shares of Common Stock into which each share of Series A Convertible Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate” for such shares of Series A Convertible Preferred Stock. Upon any decrease or increase in the Conversion Price for the Series A Convertible Preferred Stock, as described in this Section 4.1, the Conversion Rate shall be appropriately increased or decreased.

4.2

Mechanics of Conversion. In order to effect an Optional Series A Conversion, a holder shall: (i) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: Secretary) and (ii) surrender or cause to be surrendered the original certificates representing the Series A Convertible Preferred Stock being converted (the “Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

4.3

Delivery of Common Stock Upon Conversion. Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the tenth business day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Section 4.2 above) (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) a certificate representing that number of shares of Common Stock issuable upon conversion of such shares of Preferred Stock being converted and (y) a certificate representing the number of shares of Series A Convertible Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s transfer agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a holder may instruct the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

4.4

Fractional Shares. If any conversion of Series A Convertible Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series A Convertible Preferred Stock being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the twenty consecutive trading day average Closing Sales Price of the Common Stock prior to the date of conversion, and the number of shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

4.5

Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series A Convertible Preferred Stock, the applicable Conversion Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series A Convertible Preferred Stock, the Conversion Price in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

4.6

Adjustments for Subdivisions or Combinations of Preferred Stock. In the event the outstanding shares of Series A Convertible Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series A Convertible Preferred Stock, the applicable Original Issue Price and Conversion Price in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Series A Convertible Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series A Convertible Preferred Stock, the applicable Original Issue Price and Conversion Price in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

4.7

Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above (“Liquidation Rights”), if the Common Stock issuable upon conversion of the Series A Convertible Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series A Convertible Preferred Stock shall have the right thereafter to convert such shares of Series A Convertible Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon conversion of such Series A Convertible Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

4.8

No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Convertible Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 4.8 shall prohibit the Corporation from amending its Articles of Incorporation with the requisite consent of its stockholders and the Board of Directors.

4.9

Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Convertible Preferred Stock.

4.10

Waiver of Adjustment of Conversion Price. Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of a majority of the outstanding shares of the Series A Convertible Preferred Stock. Any such waiver shall bind all future holders of shares of Series A Convertible Preferred Stock.

4.11

Notices of Record Date. In the event that the Corporation shall propose at any time:

(a)

to declare any Distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(b)

to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(c)

to voluntarily liquidate or dissolve;

then, in connection with each such event, the Corporation shall send to the holders of the Series A Convertible Preferred Stock at least ten business days’ prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (b) and (c) above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series A Convertible Preferred Stock at the address for each such holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed.

The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a majority of the Series A Convertible Preferred Stock, voting together as a single class.

(d)

Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series A Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5.

Voting.

5.1

Restricted Class Voting. Except as otherwise expressly provided herein or as required by law, the holders of Series A Convertible Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.

5.2

No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

5.3

Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held.

5.4

Series A Convertible Preferred Stock. Each holder of Series A Convertible Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which the shares of the Series A Convertible Preferred Stock held by such holder could be converted as of the record date. The holders of shares of the Series A Convertible Preferred Stock shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Holders of Series A Convertible Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Convertible Preferred Stock held by each holder could be converted), shall be disregarded.

5.5

Adjustment in Authorized Common Stock. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by an affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series A Convertible Preferred Stock voting together as a single class.

6.

Protective Provisions.

6.1

Subject to the rights of series of other Preferred Stock which may from time to time come into existence, so long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock, voting together as a single class:

(a)

Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Convertible Preferred Stock;

(b)

Effect an exchange, reclassification, or cancellation of all or a part of the Series A Convertible Preferred Stock, including a reverse stock split, but excluding a stock forward split;

(c)

Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series A Convertible Preferred Stock;

(d)

Alter or change the rights, preferences or privileges of the shares of Series A Convertible Preferred Stock so as to affect adversely the shares of such series;

(e)

Authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having a preference over (but not on parity with) the Series A Convertible Preferred Stock with respect to voting, dividends or upon liquidation; or

(f)

Amend or waive any provision of the Corporation’s Amended and Restated Articles of Incorporation or Bylaws relative to the Series A Convertible Preferred Stock so as to affect adversely the shares of Series A Convertible Preferred Stock.

For clarification, issuances of additional authorized shares of Series A Convertible Preferred Stock, under the terms herein, shall not require the authorization or approval of the existing holders of the Series A Convertible Preferred Stock.

7.

Redemption. The Corporation shall have the following obligations to redeem the Series A Convertible Preferred Stock:

(a)

Optional Redemption of Series A Convertible Preferred Stock. The holders of Series A Convertible Preferred Stock shall have the option, at their sole discretion, to require the Corporation to redeem, from any source of funds legally available therefore, all or any of their respectively owned shares of Series A Convertible Preferred Stock issued and outstanding, at any time after April 30, 2009 (the “Series A Redemption Date”). The Corporation shall effect such redemption on the Series A Redemption Date by paying in cash in exchange for each share of Series A Convertible Preferred Stock to be redeemed a sum equal to the Original Issue Price plus all accumulated but unpaid dividends on such shares (the “Series A Redemption Price”).

(b)

Accelerated Redemption of Series A Convertible Preferred Stock. The Corporation may, at its sole discretion and from any source of funds legally available therefore, redeem all or any shares of Series A Convertible Preferred Stock at any time prior to an the optional Conversion of such shares, upon seven days prior written notice. The Corporation shall effect such redemptions on the applicable Series A Redemption Dates by paying in cash in exchange for each share of Series A Convertible Preferred Stock to be redeemed an amount equal to the Series A Redemption Price. Any redemption effected pursuant to this subsection 7(b) shall be made on a pro rata basis among the holders of the Series A Convertible Preferred Stock in proportion to the number shares of Series A Convertible Preferred Stock then held by such holders.

(c)

As used herein and in subsection 7(d) and (e) below, the term “Redemption Date” shall refer to each “Series A Redemption Date” and the term “Redemption Price” shall refer to the “Series A Redemption Price” as calculated with respect to each Series A Redemption Date pursuant to subsections 7(a) and 7(b) above. Subject to the rights of series of Preferred Stock which may from time to time come into existence, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Series A Convertible Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to redeemed (the “Redemption Notice”). Except as provided in subsection 7(d), on or after the Redemption Date each holder of Series A Convertible Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such share shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(d)

From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares Series A Convertible Preferred Stock designated for redemption in the Redemption Notice as holders of Series A Convertible Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of series of Preferred Stock which may from time to time come into existence, if the funds of the Corporation legally available for redemption of shares of Series A Convertible Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Series A Convertible Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably amount the holders of such shares to be redeemed based upon their holdings of Series A Convertible Preferred Stock. The shares of Series A Convertible Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. Subject to the rights of series of Preferred Stock which from time to time come into existence, at any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Convertible Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any Redemption Date but which it has not redeemed.

8.

Notices. Any notice required by the provisions of this Article VI to be given to the holders of Series A Convertible Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder’s address appearing on the books of the Corporation.

9.

Preemptive Rights. No stockholder of the Corporation shall have the right to repurchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

ARTICLE VII

Subject to the limitations contained in these Amended and Restated Articles of Incorporation, the Board of Directors of the Corporation shall have the power to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VIII

Election of the members of the Board of Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

ARTICLE IX

A director of the Corporation shall, to the fullest extent permitted by Nevada’s Corporations, Partnerships and Associations Law, as revised, as it now exists or as it may hereafter be amended, not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exception from liability is not permitted under Nevada’s Corporations, Partnerships and Associations Law, as revised, as the same exists or may hereafter be amended.

Any amendment, repeal or modification of the foregoing provisions of this Article IX, or the adoption of any provision in an amended or restated Articles of Incorporation inconsistent with this Article IX, by the stockholders of the Corporation shall not apply to, or adversely affect, any right or protection of a director of the Corporation existing at the time of such amendment, repeal, modification or adoption.

ARTICLE X

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of, and advancement of expenses to, such agents of the Corporation (and any other persons to which Nevada law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Nevada’s Corporations, Partnerships and Associations Law, as revised, subject only to limits created by applicable Nevada law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

Any amendment, repeal or modification of any of the foregoing provisions of this Article X shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such amendment, repeal or modification.

ARTICLE XI

Except as otherwise provided in these Amended and Restated Articles of Incorporation, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with and such action may be taken with the written consent of stockholders having not less than the minimum percentage of the vote required by Nevada’s Corporations, Partnerships and Associations Law, as revised, for the proposed corporate action, provided that prompt notice shall be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous consent.

ARTICLE XII

In addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by these Amended and Restated Articles of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal the provisions of these Amended and Restated Articles of Incorporation, except to the extent a greater vote is required by these Amended and Restated Articles of Incorporation or any provision of law. Notwithstanding any other provisions of these Amended and Restated Articles of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by these Amended and Restated Articles of Incorporation, the affirmative vote of the holders of not less than seventy-five percent of the outstanding shares of capital stock of the Corporation then entitled to vote upon the election of directors, voting together as a single class, shall be required to amend, repeal or adopt any provision inconsistent with, Article VII, Article XI, or this Article XII of these Amended and Restated Articles of Incorporation.

VISION GLOBAL SOLUTIONS, INC.
10600 N. De Anza Boulevard, Suite 250
Cupertino, California 95014

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 25, 2008

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received notice of the Special Meeting of Shareholders of Vision Global Solutions, Inc. (the “Company”) to be held at 8:00 A.M. local time on Monday, August 25, 2008, hereby designates and appoints John Kinney, as attorney and proxy for the undersigned, with full power of substitution, to vote all shares of common stock of Vision Global Solutions, Inc. that the undersigned is entitled to vote at such meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

PROPOSAL I. To approve the Amended and Restated Agreement and Plan of Reorganization, dated August 4, 2008, whereby VGS Acquisition, our wholly-owned subsidiary will be merged with Fortes Financial, Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL II. To approve the Amended and Restated Articles of Incorporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Special Meeting. The Proxy may be revoked by delivering a signed revocation to Vision Global Solutions, Inc. at any time prior to the Special Meeting, by submitting a later-dated Proxy, or by attending the Special Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Special Meeting.

___________________________________ Signature Date:_______________________________
___________________________________ Signature Date:_______________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.